SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT (No. 002-75537)
	UNDER THE SECURITIES ACT OF 1933	[X]
	Pre-Effective Amendment No.	[ ]
	Post-Effective Amendment No. 44	[X]
and
REGISTRATION STATEMENT (No. 811-03361)
	UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]
	Amendment No. 44	[X]

Fidelity Massachusetts Municipal Trust
(Exact Name of Registrant as Specified in Charter)

82 Devonshire St., Boston, Massachusetts 02109
(Address Of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number: 617-563-7000

Eric D. Roiter, Secretary
82 Devonshire Street
Boston, Massachusetts 02109
(Name and Address of Agent for Service)

It is proposed that this filing will become effective
( )	immediately upon filing pursuant to paragraph (b).
(X)	on March 31, 2005 pursuant to paragraph (b) at 5:30 p.m. Eastern Time.
( )	60 days after filing pursuant to paragraph (a)(1) at 5:30 p.m. Eastern Time.
( )	on ( ) pursuant to paragraph (a)(1) of Rule 485 at 5:30 p.m. Eastern Time.
( )	75 days after filing pursuant to paragraph (a)(2) at 5:30 p.m. Eastern Time.
( )	on ( ) pursuant to paragraph (a)(2) of Rule 485 at 5:30 p.m. Eastern Time.

If appropriate, check the following box:
( )	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Fidelity's

Massachusetts Municipal

Funds

Fidelity®
Massachusetts Municipal Money Market Fund

(fund number 074, trading symbol FDMXX)

Spartan®
Massachusetts Municipal Money Market Fund

(fund number 426, trading symbol FMSXX)

Spartan
Massachusetts Municipal
Income Fund

(fund number 070, trading symbol FDMMX)

Prospectus

March 31, 2005

(fidelity_logo_graphic)

82 Devonshire Street, Boston, MA 02109

Contents

Fund Summary	<Click Here>	Investment Summary
	<Click Here>	Performance
	<Click Here>	Fee Table
Fund Basics	<Click Here>	Investment Details
	<Click Here>	Valuing Shares
Shareholder Information	<Click Here>	Buying and Selling Shares
	<Click Here>	Exchanging Shares
	<Click Here>	Features and Policies
	<Click Here>	Dividends and Capital Gain Distributions
	<Click Here>	Tax Consequences
Fund Services	<Click Here>	Fund Management
	<Click Here>	Fund Distribution
Appendix	<Click Here>	Financial Highlights

Prospectus

Fund Summary

Investment Summary

Investment Objective

Massachusetts Municipal Money Market Fund seeks as high a level of current income, exempt from federal income tax and Massachusetts personal income tax, as is consistent with preservation of capital.

Principal Investment Strategies

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

  Normally investing in municipal money market securities.
  Normally investing at least 80% of assets in municipal securities whose interest is exempt from federal and Massachusetts personal income taxes.
  Potentially investing up to 20% of assets in municipal securities whose interest is subject to Massachusetts personal income tax.
  Potentially investing more than 25% of total assets in municipal securities that finance similar types of projects.
  Investing in compliance with industry-standard regulatory requirements for money market funds for the quality, maturity, and diversification of investments.

Principal Investment Risks

The fund is subject to the following principal investment risks:

  Municipal Market Volatility. The municipal market is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.
  Interest Rate Changes. Interest rate increases can cause the price of a money market security to decrease.
  Foreign Exposure. Entities providing credit support or a maturity-shortening structure that are located in foreign countries can be affected by adverse political, regulatory, market, or economic developments in those countries.
  Geographic Concentration. Unfavorable political or economic conditions within Massachusetts can affect the credit quality of issuers located in that state.
  Issuer-Specific Changes. A decline in the credit quality of an issuer or the provider of credit support or a maturity-shortening structure for a security can cause the price of a money market security to decrease.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Investment Objective

Spartan Massachusetts Municipal Money Market Fund seeks as high a level of income, exempt from federal and Massachusetts personal income tax, as is consistent with the preservation of capital and liquidity.

Prospectus

Fund Summary - continued

Principal Investment Strategies

FMR's principal investment strategies include:

  Normally investing in municipal money market securities.
  Normally investing at least 80% of assets in municipal securities whose interest is exempt from federal and Massachusetts personal income taxes.
  Potentially investing up to 20% of assets in municipal securities whose interest is subject to Massachusetts personal income tax.
  Normally not investing in municipal securities whose interest is subject to federal income tax or in municipal securities whose interest is subject to the federal alternative minimum tax.
  Potentially investing more than 25% of total assets in municipal securities that finance similar types of projects.
  Investing in compliance with industry-standard regulatory requirements for money market funds for the quality, maturity, and diversification of investments

Principal Investment Risks

The fund is subject to the following principal investment risks:

  Municipal Market Volatility. The municipal market is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.
  Interest Rate Changes. Interest rate increases can cause the price of a Money Market security to decrease.
  Foreign Exposure. Entities providing credit support or a maturity-shortening structure that are located in foreign countries can be affected by adverse political, regulatory, market, or economic developments in those countries.
  Geographic Concentration. Unfavorable political or economic conditions within Massachusetts can affect the credit quality of issuers located in that state.
  Issuer-Specific Changes. A decline in the credit quality of an issuer or the provider of credit support or a maturity-shortening structure for a security can cause the price of a money market security to decrease.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Investment Objective

Spartan Massachusetts Municipal Income Fund seeks a high level of current income, exempt from federal income tax and Massachusetts personal income tax.

Principal Investment Strategies

FMR's principal investment strategies include:

Prospectus

  Normally investing at least 80% of assets in investment-grade municipal securities whose interest is exempt from federal and Massachusetts personal income taxes.
  Managing the fund to have similar overall interest rate risk to an index, which as of January 31, 2005, was the Lehman Brothers Massachusetts 3 Plus Year Enhanced Municipal Bond Index.
  Allocating assets across different market sectors and maturities.
  Potentially investing more than 25% of total assets in municipal securities that finance similar types of projects.
  Analyzing a security's structural features and current pricing, trading opportunities, and the credit quality of its issuer to select investments.

Principal Investment Risks

The fund is subject to the following principal investment risks:

  Municipal Market Volatility. The municipal market is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.
  Interest Rate Changes. Interest rate increases can cause the price of a debt security to decrease.
  Geographic Concentration. Unfavorable political or economic conditions within Massachusetts can affect the credit quality of issuers located in that state.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

In addition, the fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

Performance

The following information is intended to help you understand the risks of investing in each fund. The information illustrates the changes in each fund's performance from year to year and compares the bond fund's performance to the performance of a market index and an average of the performance of similar funds over various periods of time. Spartan Massachusetts Municipal Income also compares its performance to the performance of an additional index over various periods of time. Data for the additional index for Spartan Massachusetts Municipal Income is available only from March 29, 1996 to the present. Returns (before and after taxes for the bond fund) are based on past results and are not an indication of future performance.

Prospectus

Fund Summary - continued

Year-by-Year Returns

The returns in the charts do not include the effect of each do not include the fund's redemption fee (trading fee). If the effect of the fee were reflected, returns would be lower than those shown.

MA Municipal Money Market
Calendar Years	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004
	%	%	%	%	%	%	%	%	%	%



During the periods shown in the chart for Massachusetts Municipal Money Market:	Returns	Quarter ended
Highest Quarter Return	 __%	[ ] [ ], [ ]
Lowest Quarter Return	 __%	[ ] [ ], [ ]
Spartan MA Municipal Money Market
Calendar Years	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004
	%	%	%	%	%	%	%	%	%	%

During the periods shown in the chart for Spartan Massachusetts Municipal Money Market:	Returns	Quarter ended
Highest Quarter Return	 __%	[ ] [ ], [ ]
Lowest Quarter Return	 __%	[ ] [ ], [ ]

Prospectus

Spartan MA Municipal Income
Calendar Years	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004
	%	%	%	%	%	%	%	%	%	%

During the periods shown in the chart for Spartan Massachusetts Municipal Income:	Returns	Quarter ended
Highest Quarter Return	 __%	[ ] [ ], [ ]
Lowest Quarter Return	 __%	[ ] [ ], [ ]

Average Annual Returns

After-tax returns for the bond fund are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

For the periods ended December 31, 2004	Past 1 year	Past 5 years	Past 10 years
MA Municipal Money Market	 %	 %	 %
Spartan MA Municipal Money Market	 %	 %	 %
Spartan MA Municipal Income
Return Before Taxes	 %	 %	 %
Return After Taxes on Distributions	 %	 %	 %
Return After Taxes on Distributions and Sale of Fund Shares	 %	 %	 %
Lehman Brothers Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	 %	 %	 %
Lehman Brothers Massachusetts 3 Plus Year Enhanced Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	 %	 %	 %
Lipper Massachusetts Municipal Debt Funds Average (reflects no deduction for sales charges or taxes)	 %	 %	 %

If FMR were to reimburse certain expenses, returns would be higher during these periods.

Lehman Brothers Municipal Bond Index is a market value-weighted index of investment-grade fixed-rate tax-exempt municipal bonds with maturities of one year or more.

Lehman Brothers Massachusetts 3 Plus Year Enhanced Municipal Bond Index is a market value-weighted index of Massachusetts investment-grade fixed-rate municipal bonds with maturities of three years or more.

The Lipper Funds Average reflects the performance of mutual funds with similar objectives.

Fee Table

The following table describes the fees and expenses that are incurred when you buy, hold, or sell shares of a fund. [The annual fund operating expenses provided below for [Massachusetts Municipal Money Market] [,/and] [Spartan Massachusetts Municipal Money Market] [,/and] [Spartan Massachusetts Municipal Income] are based on historical expenses, adjusted to reflect current fees.] [The annual fund operating expenses provided below for [Massachusetts Municipal Money Market] [,/and] [Spartan Massachusetts Municipal Money Market] [,/and] [Spartan Massachusetts Municipal Income] do not reflect the effect of any [reimbursements] [or] [reduction of certain expenses] during the period.] [The annual fund operating expenses provided below for [Massachusetts Municipal Money Market] [,/and] [Spartan Massachusetts Municipal Money Market] [,/and] [Spartan Massachusetts Municipal Income] are based on historical expenses.]

Shareholder fees (paid by the investor directly)

Sales charge (load) on purchases and reinvested distributions	None
Deferred sales charge (load) on redemptions	None
Redemption fee on shares held less than 30 days (as a % of amount redeemed)
for Spartan Massachusetts Municipal Income onlyB	0.50%

A If the fund is your Fidelity brokerage core, you will pay fees charged in connection with certain activity in your Fidelity brokerage account directly from your fund investment. Please see your Fidelity brokerage account materials for additional information.

Prospectus

B A redemption fee may be charged when you sell your shares or if your shares are redeemed because your fund balance falls below the balance minimum for any reason, including solely due to declines in net asset value per share.

Annual operating expenses (paid from fund assets)

MA Municipal Money Market	Management fee 	%
	Distribution and/or Service (12b-1) fees	None
	Other expenses 	%
	Total annual fund operating expensesA	%
Spartan MA Municipal Money Market	Management fee 	%
	Distribution and/or Service (12b-1) fees	None
	Other expenses 	%
	Total annual fund operating expensesA	%
Spartan MA Municipal Income	Management fee 	%
	Distribution and/or Service (12b-1) fees	None
	Other expenses 	%
	Total annual fund operating expensesA	%

A FMR has voluntarily agreed to reimburse [Massachusetts Municipal Money Market] [,/and] [Spartan Massachusetts Municipal Money Market] [,/and] [Spartan Massachusetts Municipal Income] to the extent that total operating expenses (excluding interest, taxes, brokerage commissions, and extraordinary expenses), as a percentage of [its/their respective] average net assets, exceed the following rates:

		Effective Date
MA Municipal Money Market	0.53%	10/25/2001
Spartan MA Municipal Money Market	0.40%	10/25/2001_
Spartan MA Municipal Income	0.55%	04/01/1997_

These arrangements may be discontinued by FMR at any time.

A After reimbursement.

This example helps you compare the cost of investing in the funds with the cost of investing in other mutual funds.

Let's say, hypothetically, that each fund's annual return is 5% and that your shareholder fees and each fund's annual operating expenses are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

Prospectus

Fund Summary - continued

MA Municipal Money Market 		Sell All Shares	Hold Shares
	1 year	$ 	$
	3 years	$ 	$
	5 years	$ 	$
	10 years	$ 	$
Spartan MA Municipal Money Market	1 year	$	$
	3 years	$ 	$
	5 years	$ 	$
	10 years	$ 	$
Spartan MA Municipal Income		Sell All Shares	Hold Shares
	1 year	$ 	$
	3 years	$ 	$
	5 years	$ 	$
	10 years	$ 	$

[A portion of the brokerage commissions that certain funds pay may be reimbursed and used to reduce each of those fund's expenses.] [In addition,] [T/t]hrough arrangements with Spartan Massachusetts Municipal Money Market's [custodian] [,/and] [transfer agent] [,] [and] [pricing and bookkeeping agent], credits realized as a result of uninvested cash balances are used to reduce fund expenses. [In addition,] [T/t]hrough arrangements with [Massachusetts Municipal Money Market's] [and] [Spartan Massachusetts Municipal Income's]'s [custodian] [,/and] [transfer agent] [,] [and] [pricing and bookkeeping agent], credits realized as a result of uninvested cash balances are used to reduce [custodian] [,/and] [transfer agent] [,] [and] [pricing and bookkeeping] expenses.]

[Including [this/these] reduction[s], the total fund operating expenses [, after reimbursement [for [Name(s) of Fund(s) in Reimbursement]],] would have been __% [for [Fund Name] and __% for [Fund Name]]. Including [this/these] reduction[s], the total [fund] operating expenses are shown in the table below.]]

Total Operating Expenses
MA Municipal Money Market	 %[A]
Spartan MA Municipal Money Market	 %[A]
Spartan MA Municipal Income	 %[A]

Prospectus

Fund Basics

Investment Details

Investment Objective

Massachusetts Municipal Money Market Fund seeks as high a level of current income, exempt from federal income tax and Massachusetts personal income tax, as is consistent with preservation of capital.

Principal Investment Strategies

FMR normally invests the fund's assets in municipal money market securities.

FMR normally invests at least 80% of the fund's assets in municipal securities whose interest is exempt from federal and Massachusetts personal income taxes. Municipal securities whose interest is exempt from federal and Massachusetts personal income taxes include securities issued by U.S. territories and possessions, such as Guam, the Virgin Islands, and Puerto Rico, and their political subdivisions and public corporations.

FMR may invest up to 20% of the fund's assets in municipal securities whose interest is subject to Massachusetts personal income tax under normal circumstances. Although FMR does not currently intend to invest the fund's assets in municipal securities whose interest is subject to federal income tax, FMR may invest all of the fund's assets in municipal securities whose interest is subject to the federal alternative minimum tax.

FMR may invest more than 25% of the fund's total assets in municipal securities that finance similar projects, such as those relating to education, health care, transportation, and utilities.

In buying and selling securities for the fund, FMR complies with industry-standard regulatory requirements for money market funds regarding the quality, maturity, and diversification of the fund's investments. FMR may invest the fund's assets in municipal money market securities by investing in other funds. FMR stresses maintaining a stable $1.00 share price, liquidity, and income.

Investment Objective

Spartan Massachusetts Municipal Money Market Fund seeks as high a level of income, exempt from federal and Massachusetts personal income tax, as is consistent with the preservation of capital and liquidity.

Principal Investment Strategies

FMR normally invests the fund's assets in municipal money market securities.

FMR normally invests at least 80% of the fund's assets in municipal securities whose interest is exempt from federal and Massachusetts personal income taxes. Municipal securities whose interest is exempt from federal and Massachusetts personal income taxes include securities issued by U.S. territories and possessions, such as Guam, the Virgin Islands, and Puerto Rico, and their political subdivisions and public corporations.

FMR may invest up to 20% of the fund's assets in municipal securities whose interest is subject to Massachusetts personal income tax under normal circumstances. FMR does not currently intend to invest the fund's assets in municipal securities whose interest is subject to federal income tax or in municipal securities whose interest is subject to the federal alternative minimum tax.

Prospectus

Fund Basics - continued

FMR may invest more than 25% of the fund's total assets in municipal securities that finance similar projects, such as those relating to education, health care, transportation, and utilities.

In buying and selling securities for the fund, FMR complies with industry-standard regulatory requirements for money market funds regarding the quality, maturity, and diversification of the fund's investments. FMR may invest the fund's assets in municipal money market securities by investing in other funds. FMR stresses maintaining a stable $1.00 share price, liquidity, and income.

Investment Objective

Spartan Massachusetts Municipal Income Fund seeks a high level of current income, exempt from federal income tax and Massachusetts personal income tax.

Principal Investment Strategies

FMR normally invests at least 80% of the fund's assets in municipal securities whose interest is exempt from federal and Massachusetts personal income taxes. The municipal securities in which the fund invests are normally investment-grade (those of medium and high quality). Municipal securities whose interest is exempt from federal and Massachusetts personal income taxes include securities issued by U.S. territories and possessions, such as Guam, the Virgin Islands, and Puerto Rico, and their political subdivisions and public corporations.

FMR may invest the fund's assets in municipal securities whose interest is subject to Massachusetts personal income tax. Although FMR does not currently intend to invest the fund's assets in municipal securities whose interest is subject to federal income tax, FMR may invest all of the fund's assets in municipal securities whose interest is subject to the federal alternative minimum tax.

FMR uses an index that represents the market for the types of securities in which the fund invests as a guide in structuring the fund and selecting its investments. FMR manages the fund to have similar overall interest rate risk to the index. As of January 31, 2005, FMR was using the Lehman Brothers Massachusetts 3 Plus Year Enhanced Municipal Bond Index in managing the fund's investments. As of January 31, 2005, the fund's dollar-weighted average maturity was approximately __ years and the index's dollar-weighted average maturity was approximately __ years.

FMR allocates the fund's assets among different market sectors (for example, general obligation bonds of a state or bonds financing a specific project) and different maturities based on its view of the relative value of each sector and maturity.

FMR may invest more than 25% of the fund's total assets in municipal securities that finance similar projects, such as those relating to education, health care, transportation, and utilities.

Prospectus

Because the fund is considered non-diversified, FMR may invest a significant percentage of the fund's assets in a single issuer.

In buying and selling securities for the fund, FMR analyzes a security's structural features and current price compared to its estimated long-term value, any short-term trading opportunities resulting from market inefficiencies, and the credit quality of its issuer.

In addition to the principal investment strategies discussed above, FMR may invest the fund's assets in lower-quality debt securities, and may use various techniques, such as buying and selling futures contracts, swaps, and exchange traded funds, to increase or decrease the fund's exposure to changing security prices, interest rates, or other factors that affect security values. FMR may invest the fund's assets in municipal debt securities by investing in other funds. If FMR's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Municipal debt securities include general obligation bonds of municipalities, local or state governments, project or revenue-specific bonds, or pre-refunded or escrowed bonds, and other securities that FMR believes have debt-like characteristics, including hybrids and synthetic securities.

Money market securities are high-quality, short-term securities that pay a fixed, variable, or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features, which have the effect of shortening the security's maturity. Municipal money market securities include variable rate demand notes, commercial paper, and municipal notes.

Municipal securities are issued to raise money for a variety of public and private purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets, or by domestic or foreign entities providing credit support such as letters of credit, guarantees, or insurance.

Principal Investment Risks

Many factors affect each fund's performance. Because FMR concentrates each fund's investments in Massachusetts, the fund's performance is expected to be closely tied to economic and political conditions within that state and to be more volatile than the performance of a more geographically diversified fund.

Prospectus

Fund Basics - continued

The money market funds' yields will change daily based on changes in interest rates and other market conditions. Although each fund is managed to maintain a stable $1.00 share price, there is no guarantee that the fund will be able to do so. For example, a major increase in interest rates or a decrease in the credit quality of the issuer of one of a fund's investments could cause the fund's share price to decrease.

The bond fund's yield and share price change daily based on changes in interest rates and market conditions and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types and maturities of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. Because FMR may invest a significant percentage of Spartan Massachusetts Municipal Income's assets in a single issuer, the fund's performance could be closely tied to that one issuer and could be more volatile than the performance of more diversified funds. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

The following factors can significantly affect a fund's performance:

Municipal Market Volatility. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation, and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

Interest Rate Changes. Debt and money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt or money market security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

Foreign Exposure. Entities providing credit support or a maturity-shortening structure that are located in foreign countries can involve increased risks. Extensive public information about the provider may not be available and unfavorable political, economic, or governmental developments could affect the value of the security.

Geographic Concentration. [From time to time, the Commonwealth of Massachusetts and various of its agencies and instrumentalities have experienced significant financial difficulty. In its fiscal year ended June 30, 2003, the Commonwealth had a deficiency of revenues and other sources over expenditures and other uses of approximately $452 million, and the Commonwealth's fund balances declined from $1.388 billion to $936 million.]

Prospectus

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security's or instrument's credit quality or value. Lower-quality debt securities (those of less than investment-grade quality) tend to be particularly sensitive to these changes. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service (IRS) determines an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value. In addition, if the structure of a security fails to function as intended, interest from the security could become taxable or the security could decline in value.

Lower-quality debt securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities often fluctuates in response to company, political, or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty.

Generally, each municipal fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax and for Spartan Massachusetts Municipal Money Market from the federal alternative minimum tax. Neither FMR nor the municipal funds Municipal Fund(s) guarantee that this opinion is correct, and there is no assurance that the IRS will agree with bond counsel's opinion. Issuers or other parties generally enter into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. For certain types of structured securities, the tax status of the pass-through of tax-free income may also be based on the federal and state tax treatment of the structure.

In response to market, economic, political, or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect a fund's performance, and a fund could distribute income subject to federal or Massachusetts personal income tax.

Prospectus

Fund Basics - continued

Fundamental Investment Policies

The policies discussed below are fundamental, that is, subject to change only by shareholder approval.

Massachusetts Municipal Money Market Fund seeks as high a level of current income, exempt from federal income tax and Massachusetts personal income tax, as is consistent with preservation of capital. The fund normally invests at least 80% of its assets in municipal securities whose interest is exempt from federal and Massachusetts personal income taxes.

Spartan Massachusetts Municipal Money Market Fund seeks as high a level of income, exempt from federal and Massachusetts personal income tax, as is consistent with the preservation of capital and liquidity. The fund normally invests at least 80% of its assets in municipal securities whose interest is exempt from federal and Massachusetts personal income taxes.

Spartan Massachusetts Municipal Income Fund seeks a high level of current income, exempt from federal income tax and Massachusetts personal income tax. The fund normally invests at least 80% of its assets in municipal securities whose interest is exempt from federal and Massachusetts personal income taxes.

Valuing Shares

Each fund is open for business each day the New York Stock Exchange (NYSE) is open.

Each fund's net asset value per share (NAV) is the value of a single share. Fidelity normally calculates each fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission (SEC). Each fund's assets are valued as of this time for the purpose of computing the fund's NAV.

To the extent that each fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of a fund's assets may not occur on days when the fund is open for business.

Each money market fund's assets are valued on the basis of amortized cost.

The bond fund's assets are valued primarily on the basis of information furnished by a pricing service or market quotations. If market quotations or information furnished by a pricing service is not readily available or does not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security will be valued by another method that the Board of Trustees believes accurately reflects fair value in accordance with the Board's fair value pricing policies. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before the fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Fair value pricing may be used for high yield debt and floating rate loans when available pricing information is stale or is determined for other reasons not to accurately reflect fair value. To the extent a fund invests in other open-end funds, the fund will calculate its NAV using the NAV of the underlying funds in which it invests as described in the underlying funds' prospectuses. A fund may invest in other Fidelity funds that use the same fair value pricing policies as the fund or in Fidelity money market funds. A security's valuation may differ depending on the method used for determining value. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the fund's NAV by short-term traders. While each fund (other than a money market fund) has policies regarding excessive trading, these too may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

Prospectus

Shareholder Information

Buying and Selling Shares

General Information

Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.

In addition to its mutual fund business, the company operates one of America's leading brokerage firms, Fidelity Brokerage Services LLC. Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.

You may buy or sell shares of a fund through a Fidelity brokerage account or a Fidelity mutual fund account. If you buy or sell shares of a fund (other than by exchange) through a Fidelity brokerage account, your transactions generally involve your Fidelity brokerage core (a settlement vehicle included as part of your Fidelity brokerage account).

If you do not currently have a Fidelity brokerage account or a Fidelity mutual fund account and would like to invest in a fund, you may need to complete an application. For more information about a Fidelity brokerage account or a Fidelity mutual fund account, please visit Fidelity's web site at www.fidelity.com, call 1-800-FIDELITY, or visit a Fidelity Investor Center (call 1-800-544-9797 for the center nearest you).

You may also buy or sell shares of the funds through an investment professional. If you buy or sell shares of a fund through an investment professional, the procedures for buying, selling, and exchanging shares of the fund and the account features and policies may differ from those discussed in this prospectus. Fees in addition to those discussed in this prospectus may also apply. For example, you may be charged a transaction fee if you buy or sell shares of a fund through a non-Fidelity broker or other investment professional.

Buying and Selling Information
Internet www.fidelity.com
Phone Fidelity Automated Service Telephone (FAST) 1-800-544-5555 To reach a Fidelity representative 1-800-544-6666
Mail Additional purchases: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003 Redemptions: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0035
TDD - Service for the Deaf and Hearing Impaired 1-800-544-0118 (9:00 a.m. - 9:00 p.m. Eastern time)

You should include the following information with any order to buy, sell, or exchange shares:

  Your name;
  Your account number;
  Name of fund whose shares you want to buy or sell; and
  Dollar amount or number of shares you want to buy or sell.

Certain methods of contacting Fidelity, such as by telephone or electronically, may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted based on criteria established by Fidelity.

Minimums
Initial Purchase
For MA Municipal Money Market	$5,000
For Spartan MA Municipal Money Market	$100,000
For Spartan MA Municipal Income	$10,000
Subsequent Purchase
For MA Municipal Money Market	$250
Through regular investment plans	$100
For Spartan MA Municipal Money Market	$1,000
Through regular investment plans	$500
For Spartan MA Municipal Income	$1,000
Through regular investment plans	$500
Balance
For MA Municipal Money Market	$2,000
For Spartan MA Municipal Money Market	$50,000
For Spartan MA Municipal Income	$5,000

A $10,000 for existing investors who owned shares since October 30, 2001.

There is no minimum balance or initial or subsequent purchase minimum for investments through Portfolio Advisory Services or a mutual fund or a qualified tuition program for which FMR or an affiliate serves as investment manager.

In addition, each fund may waive or lower purchase minimums in other circumstances.

Frequent purchases and sales of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to a fund (such as brokerage commissions, or spreads paid to dealers who sell money market instruments to a fund), disrupting portfolio management strategies, or diluting the value of the shares of long-term shareholders in cases in which fluctuations in markets are not fully priced into the fund's NAV. Accordingly, the Board of Trustees has adopted policies and procedures designed to discourage excessive or short-term trading of fund shares for Spartan Massachusetts Municipal Income. However, there is the risk that the fund's policies and procedures will prove ineffective in whole or in part to detect or prevent frequent trading. The fund may alter its policies at any time without prior notice to shareholders.

Prospectus

FMR anticipates that shareholders will purchase and sell shares of Massachusetts Municipal Money Market and Spartan Massachusetts Municipal Money Market frequently because each money market fund is designed to offer investors a liquid cash option. Accordingly, the Board of Trustees has not adopted policies and procedures designed to discourage excessive or short-term trading of money market fund shares and Massachusetts Municipal Money Market and Spartan Massachusetts Municipal Money Market accommodate frequent trading.

There is no minimum holding period and shareholders can sell their shares at any time. Shareholders will ordinarily comply with Spartan Massachusetts Municipal Income's policies regarding excessive trading by allowing 90 days to pass after each investment before they sell or exchange from the fund. The fund may take action if shares are held longer than 90 days if the trading is disruptive for other reasons such as unusually large trade size. Each of Massachusetts Municipal Money Market and Spartan Massachusetts Municipal Money Market has no limit on purchase or exchange transactions. Each fund reserves the right, but does not have the obligation, to reject any purchase or exchange transaction at any time. In addition, FMR reserves the right to impose restrictions on purchases or exchanges at any time on conditions that are more restrictive on disruptive, excessive, or short-term trading than those that are otherwise stated in this prospectus.

Excessive trading activity is measured by the number of roundtrip transactions in a shareholder's account. A roundtrip transaction occurs when a shareholder buys and then sells shares of a fund within 30 days. Shareholders are limited to two roundtrip transactions per fund within any rolling 90-day period, subject to an overall limit of four roundtrip transactions across all Fidelity funds over a rolling 12-month period. Transactions of $1,000 or less, systematic withdrawal and/or contribution programs, mandatory retirement distributions, and transactions initiated by a plan sponsor will not count toward the roundtrip limits. For employer-sponsored retirement plans, only participant directed exchanges will count toward the roundtrip limits.

Shareholders with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases or exchange purchases of the fund for 85 days. Shareholders with four or more roundtrip transactions across all Fidelity funds within any rolling 12-month period will be blocked for 85 days from additional purchases or exchange purchases across all Fidelity funds. Any roundtrip within 12 months of the expiration of a multi-fund block will initiate another multi-fund block for an 85-day period. For repeat offenders, FMR may, but does not have the obligation to, impose long-term or permanent blocks on purchase or exchange purchase transactions in any account under the shareholder's common control at any time, other than a participant's account held through an employer-sponsored retirement plan. Employer-sponsored retirement plan participants whose activity triggers a purchase or exchange block will be permitted a minimum of one trade every calendar quarter. In the event of a block, employer and participant contributions and loan repayments by the participant may still be invested in the fund. FMR reserves the right, but does not have the obligation to, impose restrictions on purchases or exchanges at any time on conditions that are more restrictive on disruptive, excessive, or short-term trading than those that are otherwise stated in this prospectus.

Prospectus

Shareholder Information - continued

Qualified wrap programs will be monitored by matching the adviser's orders for purchase, exchange, or sale transactions in fund shares to determine if the adviser's orders comply with the fund's frequent trading policies. Excessive trading by an adviser will lead to fund blocks and the wrap program will cease to be a qualified wrap program. Additions to and withdrawals from a qualified wrap program by the adviser's client will not be matched with transactions initiated by the adviser. Therefore if the adviser buys shares of a fund and an individual client subsequently sells shares of the same fund within 30 days, the client's transaction is not matched with the adviser's and therefore does not count as a roundtrip. However, client initiated transactions are subject to the fund's policies on frequent trading and individual clients will be subject to restrictions due to their frequent trading in a wrap account. Commencing no later than March 31, 2005, wrap account client purchases and sale transactions will be monitored under the fund's monitoring policy as though the wrap clients were fund shareholders. A qualified wrap program is: i) a program whose adviser certifies that it has investment discretion over $100 million or more in client assets invested in mutual funds at the time of the certification, ii) a program in which the adviser directs transactions in the accounts participating in the program in concert with changes in a model portfolio, and iii) managed by an adviser who agrees to give FMR sufficient information to permit FMR to identify the individual accounts in the wrap program.

The fund's excessive trade monitoring policy described above does not apply to transactions initiated by the trustee or adviser to a donor-advised charitable gift fund, qualified fund-of-funds or other strategy funds, or omnibus accounts. Trustees or advisers of donor-advised charitable gift funds must certify that they either work from an asset allocation model or direct transactions in the donor accounts in concert with changes in a model portfolio and that donors are limited in their ability to influence investments by the trust. A qualified fund-of-fund is a mutual fund or other strategy fund consisting of qualified plan assets that either applies the fund's policies on frequent trading to shareholders at the top-fund level, or demonstrates that it has policies designed to control frequent trading and that they are reasonably likely to be effective as determined by the fund's Treasurer. The adviser to the top-fund level must also demonstrate to the fund's Treasurer that its investment strategy will not lead to excessive trading. Strategy funds must commence monitoring for excessive trading no later than March 31, 2005. Omnibus accounts are maintained by intermediaries acting on behalf of multiple investors whose individual trades are not ordinarily disclosed to the fund. Short-term trading by these investors is likely to go undetected by the fund and may increase costs and disrupt portfolio management. The fund will monitor aggregate trading in qualified fund-of-funds and known omnibus accounts to attempt to identify disruptive trades, focusing on transactions in excess of $250,000. There is no assurance that these policies will be effective, or will successfully detect or deter market timing.

Prospectus

The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency and to grant exemptions from the policy. There is no assurance that the fund's Treasurer will exercise this authority or, if the Treasurer does so, that the fund will be protected from the risks associated with frequent trading. The actions of the Treasurer are periodically reviewed with the Board of Trustees.

The fund does not knowingly accommodate frequent purchases and redemptions of the fund shares by investors, except as provided under the fund policies with respect to known omnibus accounts, qualified fund-of-funds, qualified wrap accounts, donor-advised charitable gift funds, and 30 day roundtrips.

Buying Shares

The price to buy one share of each fund is the fund's NAV. Each fund's shares are sold without a sales charge.

Your shares will be bought at the next NAV calculated after your investment is received in proper form.

A fund may reject for any reason, or cancel as permitted or required by law, any purchase orders, including exchanges.

For example, a fund may reject any purchase orders, including exchanges, from market timers or investors that, in FMR's opinion, may be disruptive to that fund.

Each fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

If you place an order to buy shares and your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees a fund or Fidelity has incurred.

Certain financial institutions that have entered into sales agreements with Fidelity Distributors Corporation (FDC) may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when a fund is priced on the following business day. If payment is not received by that time, the order will be canceled and the financial institution could be held liable for resulting fees or losses.

Prospectus

Shareholder Information - continued

Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Selling Shares

The price to sell one share of Massachusetts Municipal Money Market or Spartan Massachusetts Municipal Money Market is the fund's NAV. The price to sell one share of Spartan Massachusetts Municipal Income is the fund's NAV, minus the redemption fee (short-term trading fee), if applicable.

Spartan Massachusetts Municipal Income will deduct a 0.50% short-term trading fee from the redemption amount (or, if available, from your account if you have written a check) if you sell your shares or your shares are redeemed for failure to maintain the balance minimum after holding them less than 30days. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The short-term trading fee does not apply to shares that were acquired through reinvestment of distributions.

Trading fees are paid to the fund rather than Fidelity, and are designed to offset the brokerage commissions, market impact, and other costs associated with short-term shareholder trading.

The trading fee does not apply to i) reinvested dividends, ii) rollovers, transfers, and changes of account registration within a fund as long as the monies never leave the fund, or iii) redemptions in kind. Fidelity may assess trading fees in any of the preceding transactions if the transaction is intended to circumvent the fund's redemption fee policy. Trading fees apply to shares redeemed due to failure to maintain the balance minimum, even if the balance falls below the minimum due to market action.

The trading fee applies to all accounts, including wrap program accounts, except i) investment advisers that manage accounts that invest in the fund, including Strategic Advisers, an affiliate of FMR, may pay trading fees on behalf of their investors, ii) strategy funds, which are unitized group accounts consisting of qualified plan assets, will be treated as a single entity under the trading fee policy, and iii) intermediaries that hold shares on behalf of investors are required by the fund to track trading fees on shares purchased on or after January 3, 2005, based upon the age of the shares of each individual investor, and to remit the trading fees to the fund. The fund will refuse purchase orders from any identified intermediary who does not agree to track and remit trading fees based on the transactions of underlying investors. The Treasurer may extend the effective date for intermediaries that agree to track and remit redemption fees under an implementation plan that the intermediary commits to completing by a date approved by the fund.

Prospectus

Your shares will be sold at the next NAV calculated after your order is received in proper form, minus the short-term the trading fee, if applicable. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect a fund.

Certain requests must include a signature guarantee. It is designed to protect you and Fidelity from fraud. If you submit your request to Fidelity by mail, your request must be made in writing and include a signature guarantee if any of the following situations apply:

  You wish to sell more than $100,000 worth of shares;
  The address on your account (record address) has changed within the last 15 or 30 days, depending on your account, and you wish to sell $10,000 or more of shares;
  You are requesting that a check be mailed to a different address than the record address;
  You are requesting that redemption proceeds be paid to someone other than the account owner; or
  The redemption proceeds are being transferred to a Fidelity account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

  If you are selling some but not all of your Massachusetts Municipal Money Market shares, keep your fund balance above $2,000 to keep your fund position open, except fund positions not subject to balance minimums. If you are selling some but not all of your Spartan Massachusetts Municipal Money Market shares, keep your fund balance above $50,000 to keep your fund position open ($10,000 for existing investors who owned shares since October 30, 2001), except fund positions not subject to balance minimums. If you are selling some but not all of your Spartan Massachusetts Municipal Income shares, keep your fund balance above $5,000 to keep your fund position open, except fund positions not subject to balance minimums.
  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven business days after a purchase.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if FMR determines it is in the best interests of a fund.

Prospectus

Shareholder Information - continued

  If you hold your shares in a Fidelity mutual fund account and you sell shares by writing a check, if available, the NAV and any applicable short-term trading fee will be determined on the date the check is received. If the amount of the check, plus any applicable fees, is greater than the value of your fund position, your check will be returned to you and you may be subject to additional charges.
  You will not receive interest on amounts represented by uncashed redemption checks.
  Under applicable anti-money laundering regulations and other federal regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

To sell shares issued with certificates, call Fidelity for instructions. Each fund no longer issues share certificates.

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.


As a shareholder, you have the privilege of exchanging shares of a fund for shares of other Fidelity funds.

However, you should note the following policies and restrictions governing exchanges:

  Each fund may refuse any exchange purchase for any reason. For example, each fund may refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
  Before exchanging into a fund, read its prospectus.
  The fund you are exchanging into must be available for sale in your state.
  Exchanges may have tax consequences for you.
  Currently, there is no limit on the number of exchanges out of Massachusetts Municipal Money Market.
  If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.
  Under applicable anti-money laundering regulations and other federal regulations, exchange requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

The funds may terminate or modify the exchange privileges in the future.

Other funds may have different exchange restrictions, and may impose trading fees of up to 2.00% of the amount exchanged. Check each fund's prospectus for details.

Prospectus

Features and Policies

Features

The following features may be available to buy and sell shares of the funds or to move money to and from your account, depending on whether you are investing through a Fidelity brokerage account or a Fidelity mutual fund account. Please visit Fidelity's web site at www.fidelity.com or call 1-800-544-6666 for more information.

Electronic Funds Transfer: electronic money movement through the Automated Clearing House

  To transfer money between a bank account and a Fidelity brokerage account or Fidelity mutual fund account.
  You can use electronic funds transfer to:

- Make periodic (automatic) purchases of Fidelity fund shares or payments to your Fidelity brokerage account.

- Make periodic (automatic) redemptions of Fidelity fund shares or withdrawals from your Fidelity brokerage account.

Wire: electronic money movement through the Federal Reserve wire system To transfer money between a bank account and a Fidelity brokerage account or Fidelity mutual fund account.

Automatic Transactions: periodic (automatic) transactions

  To directly deposit all or a portion of your compensation from your employer (or the U.S. Government, in the case of Social Security) into a Fidelity brokerage account or Fidelity mutual fund account.
  To make contributions from a Fidelity mutual fund account to a Fidelity mutual fund IRA.
  To sell shares of a Fidelity money market fund and simultaneously to buy shares of another Fidelity fund in a Fidelity mutual fund account.

Checkwriting

  To sell Fidelity fund shares from your Fidelity mutual fund account (for Spartan Massachusetts Municipal Income, only if checkwriting was set up on your account prior to July 31, 2004) or withdraw money from your Fidelity brokerage account.

Policies

The following policies apply to you as a shareholder.

Statements that Fidelity sends to you include the following:

  Confirmation statements (after transactions affecting your fund balance except reinvestment of distributions in the fund or another fund, certain transactions through automatic investment or withdrawal programs, certain transactions that are followed by a monthly account statement, and other transactions in your Fidelity brokerage core).

Prospectus

Shareholder Information - continued

  Monthly or quarterly account statements (detailing fund balances and all transactions completed during the prior month or quarter).

To reduce expenses, only one copy of most financial reports and prospectuses may be mailed to households, even if more than one person in a household holds shares of a fund. Call Fidelity at 1-800-544-8544 if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, contact Fidelity in writing at P.O. Box 770001, Cincinnati, Ohio 45277-0002.

Electronic copies of most financial reports and prospectuses are available at Fidelity's web site. To participate in Fidelity's electronic delivery program, call Fidelity or visit Fidelity's web site for more information.

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify Fidelity immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions.

You may be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Fidelity may deduct a small balance maintenance fee of $12.00 from a fund balance with a value of less than $2,000. It is expected that fund balances will be valued on the second Friday in November of each calendar year. Fund positions opened after September 30 will not be subject to the fee for that calendar year. The fee, which is payable to Fidelity, is designed to offset in part the relatively higher costs of servicing smaller fund positions. This fee will not be deducted from fund positions opened after January 1 of that calendar year if those positions use regular investment plans.

You will be given 30 days' notice to reestablish the minimum balance if your fund balance falls below $2,000 for Massachusetts Municipal Money Market, $50,000 ($10,000 for existing investors who owned shares since October 30, 2001), for Spartan Massachusetts Municipal Money Market, or $5,000 for Spartan Massachusetts Municipal Income, for any reason, including solely due to declines in NAV. If you do not increase your balance, Fidelity may sell all of your shares and send the proceeds to you. Your shares will be sold at the NAV, minus the short-term trading fee, if applicable, on the day Fidelity closes your fund position. Certain fund positions are not subject to these balance requirements and will not be closed for failure to maintain a minimum balance.

Prospectus

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

Each fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each fund may also realize capital gains from its investments, and distributes these gains (less losses), if any, to shareholders as capital gain distributions.

The bond fund normally declares dividends daily and pays them monthly. The bond fund normally pays capital gain distributions in March and December.

Distributions you receive from each money market fund consist primarily of dividends. Each money market fund normally declares dividends daily and pays them monthly.

Earning Dividends

For Spartan Massachusetts Municipal Money Market and Spartan Massachusetts Municipal Income, shares begin to earn dividends on the first business day following the day of purchase.

For Massachusetts Municipal Money Market, shares purchased by a wire order prior to 10:00 a.m. Eastern time, with receipt of the wire in proper form before the close of the Federal Reserve Wire System on that day, generally begin to earn dividends on the day of purchase. Shares purchased by all other orders begin to earn dividends on the first business day following the day of purchase.

However, on any day that the principal bond markets close early (as recommended by the Bond Market Association) or the Federal Reserve Bank of New York (New York Fed) closes early, Massachusetts Municipal Money Market may advance the time on that day by which wire purchase orders must be placed so that shares earn dividends on the day of purchase. In addition, on any day that the principal bond markets do not open (as recommended by the Bond Market Association) or the New York Fed does not open, shares begin to earn dividends on the first business day following the day of purchase.

For Spartan Massachusetts Municipal Money Market and Spartan Massachusetts Municipal Income, shares earn dividends until, but not including, the next business day following the day of redemption.

For Massachusetts Municipal Money Market, shares redeemed by a wire order prior to 10:00 a.m. Eastern time generally earn dividends through the day prior to the day of redemption. Shares redeemed by all other orders earn dividends until, but not including, the next business day following the day of redemption.

Prospectus

Shareholder Information - continued

However, on any day that the principal bond markets close early (as recommended by the Bond Market Association) or the New York Fed closes early, Massachusetts Municipal Money Market may set a time after which shares redeemed by wire order earn dividends until, but not including, the next business day following the day of redemption. On any day that the principal bond markets do not open (as recommended by the Bond Market Association) or the New York Fed does not open, shares earn dividends until, but not including, the next business day following the day of redemption.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. The following distribution options are available for each fund:

1. Reinvestment Option. Your dividends and capital gain distributions, if any, will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. (bond fund only) Your capital gain distributions will be automatically reinvested in additional shares of the fund. Your dividends will be paid in cash.

3. Cash Option. Your dividends and capital gain distributions, if any, will be paid in cash.

4. Directed Dividends Option. Your dividends will be automatically invested in shares of another identically registered Fidelity fund. Your capital gain distributions, if any, will be automatically invested in shares of another identically registered Fidelity fund, automatically reinvested in additional shares of the fund, or paid in cash.

If the distribution option you prefer is not listed on your account application, or if you want to change your current distribution option, visit Fidelity's web site at www.fidelity.com or call 1-800-544-6666 for more information.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

Tax Consequences

As with any investment, your investment in a fund could have tax consequences for you.

Taxes on distributions. Each fund seeks to earn income and pay dividends exempt from federal income tax and Massachusetts personal income tax.

A portion of the dividends you receive may be subject to federal, state, or local income tax, or if applicable, may be subject to the federal alternative minimum tax. You may also receive taxable distributions attributable to a fund's sale of municipal bonds.

Prospectus

For federal tax purposes, certain of each fund's distributions, including distributions of short-term capital gains and gains on the sale of bonds characterized as market discount, are taxable to you as ordinary income, while each fund's distributions of long-term capital gains, if any, are taxable to you generally as capital gains.

For Massachusetts personal income tax purposes, distributions derived from interest on municipal securities of Massachusetts issuers and from interest on qualifying securities issued by U.S. territories and possessions are generally exempt from tax. Distributions that are federally taxable as ordinary income or capital gains are generally subject to Massachusetts personal income tax; however, distributions that are federally taxable as capital gains and are attributable to gains on municipal securities of certain Massachusetts issuers are exempt from Massachusetts personal income tax.

If a fund's distributions exceed its income and capital gains realized in any year, all or a portion of those distributions may be treated as taxable income or a return of capital to shareholders for federal income tax or Massachusetts personal income tax purposes. A return of capital generally will not be taxable to you but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell your shares.

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a potentially taxable distribution.

Any taxable distributions you receive from a fund will normally be taxable to you when you receive them, regardless of your distribution option. If you elect to receive distributions in cash or to invest distributions automatically in shares of another Fidelity fund, you will receive certain December distributions in January, but those distributions will be taxable as if you received them on December 31.

Taxes on transactions. Your bond fund redemptions, including exchanges, may result in a capital gain or loss for federal and Massachusetts personal income tax purposes. A capital gain or loss on your investment in a fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Prospectus

Fund Services

Fund Management

Each fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

FMR is each fund's manager. The address of FMR and its affiliates, unless otherwise indicated below, is 82 Devonshire Street, Boston, Massachusetts 02109.

As of March 31, 2004, FMR had approximately $8.8 billion in discretionary assets under management.

As the manager, FMR has overall responsibility for directing each fund's investments and handling its business affairs.

Affiliates assist FMR with foreign investments:

  Fidelity International Investment Advisors (FIIA), at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda, serves as a sub-adviser for each. As of September 28, 2004, FIIA had approximately $17.9 billion in discretionary assets under management. For each fund, FIIA may provide investment research and advice on issuers based outside the United States, and in particular, will make minimal credit risk and comparable quality determinations for foreign issuers that issue U.S. dollar-denominated securities.
  Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L), at 25 Cannon Street, London, EC4M 5TA, England, serves as a sub-adviser for each fund. As of September 28, 2004, FIIA(U.K.)L had approximately $10.17 billion in discretionary assets under management. For each fund, FIIA(U.K.)L may provide investment research and advice on issuers based outside the United States, and in particular, will make minimal credit risk and comparable quality determinations for foreign issuers that issue U.S. dollar-denominated securities.

Fidelity Investments Money Management, Inc. (FIMM), at One Spartan Way, Merrimack, New Hampshire 03054, serves as a sub-adviser for each fund. FIMM has day-to-day responsibility for choosing investments for each fund.

FIMM is an affiliate of FMR. As of March 30, 2004, FIMM had approximately $268.3 billion in discretionary assets under management.

The Statement of Additional Information/SAI provides additional information about the compensation, any other accounts managed, and any fund shares held by Christine Thompson.

Christine Thompson is vice president and manager of Spartan Massachusetts Municipal Income Fund, which she has managed since July 1998. She also manages other Fidelity funds. Since joining Fidelity Investments in 1985, Ms. Thompson has worked as a senior research analyst and manager.

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Prospectus

Fund Services - continued

Each fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month. FMR pays all of the other expenses of Spartan Massachusetts Municipal Money Market with limited exceptions.

Spartan Massachusetts Municipal Money Market's annual management fee rate is 0.50% of its average net assets.

For the fiscal year ended January 31, 2005, Spartan Massachusetts Money Market paid a management fee[s] of __%, of the fund's average net assets, after reimbursement.

For Massachusetts Municipal Money Market and Spartan Massachusetts Municipal Income, the fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops as total assets under management increase.

For January 2005, the group fee rate was __% for Massachusetts Municipal Money Market and Spartan Massachusetts Municipal Income. The individual fund fee rate is 0.25% for Massachusetts Municipal Money Market and Spartan Massachusetts Municipal Income.

The total management fee for the fiscal year ended January 31, 2005, was __% [, after reimbursement,] of the fund's average net assets for [Massachusetts Municipal Money Market Fund] and __% [after reimbursement, ] of the fund's average net assets for [Spartan Massachusetts Municipal Income Fund].

FMR pays FIMM for providing sub-advisory services. FIMM] pays FIIA for providing sub-advisory services, and FIIA in turn pays FIIA(U.K.)L.

FMR may, from time to time, agree to reimburse the funds for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be discontinued by FMR at any time, can decrease a fund's expenses and boost its performance.

[As of [date], approximately __% [and __%] of [Name(s) of Fund(s)]'s total outstanding shares [, respectively,] were held by [FMR/FMR and [an] FMR affiliate[s]/[an] FMR affiliate[s]].]

Fund Distribution

FDC distributes each fund's shares.

Each fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 that recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of fund shares and/or shareholder support services. FMR, directly or through FDC, may pay significant amounts to intermediaries, such as banks, broker-dealers, and other service-providers, that provide those services. Currently, the Board of Trustees of each fund has authorized such payments.

Prospectus

If payments made by FMR to FDC or to intermediaries under a Distribution and Service Plan were considered to be paid out of a fund's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

To receive payments made pursuant to a Distribution and Service Plan, intermediaries must sign the appropriate agreement with FDC in advance.

From time to time, FDC may offer special promotional programs to investors who purchase shares of Fidelity funds. For example, FDC may offer merchandise, discounts, vouchers, or similar items to investors who purchase shares of certain Fidelity funds during certain periods. To determine if you qualify for any such programs, contact Fidelity or visit our web site at www.fidelity.com.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related statement of additional information (SAI), in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the funds or FDC. This prospectus and the related SAI do not constitute an offer by the funds or by FDC to sell shares of the funds to or to buy shares of the funds from any person to whom it is unlawful to make such offer.

Prospectus

Appendix

Financial Highlights

The financial highlights tables are intended to help you understand each fund's financial history for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by [____], independent registered public accounting firm, whose reports, along with each fund's financial highlights and financial statements, are included in each fund's annual report. A free copy of each annual report is available upon request.

[Financial Highlights to be filed by subsequent amendment.]

Prospectus

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the funds. Each fund will provide a full list of its holdings on Fidelity's web site, www.fidelity.com (Research), 60 days after fiscal quarter-end. A description of each fund's policies and procedures for disclosing its holdings is available in the funds' SAI. The SAI also includes more detailed information about each fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). Each fund's annual and semi-annual reports also include additional information. Spartan Massachusetts Municipal Income's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about a fund, call Fidelity at 1-800-544-8544. In addition, you may visit Fidelity's web site at www.fidelity.com for a free copy of a prospectus, SAI, or an annual or semi-annual report or to request other information.

The SAI, the funds' annual and semi-annual reports and other related materials are also available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the funds, including the funds' SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-03361

Fidelity, Spartan, Fidelity Investments & (Pyramid) Design, FAST, and Direct Dividends are registered trademarks of FMR Corp.

Portfolio Advisory Services is a service mark of FMR Corp.

The third party marks appearing above are the marks of their respective owners.

1.70448.107-a MAS-pro-0305

FIDELITY MASSACHUSETTS MUNICIPAL MONEY MARKET FUND

SPARTAN MASSACHUSETTS MUNICIPAL MONEY MARKET FUND

AND

SPARTAN MASSACHUSETTS MUNICIPAL INCOME FUND

Funds of Fidelity Massachusetts Municipal Trust

STATEMENT OF ADDITIONAL INFORMATION

March 31, 2005

This statement of additional information (SAI) is not a prospectus. Portions of each fund's annual report are incorporated herein. The annual reports are supplied with this SAI.

To obtain a free additional copy of the prospectus, dated March 31, 2005, or an annual, please call Fidelity at 1-800-544-8544 or visit Fidelity's web site at www.fidelity.com.

TABLE OF CONTENTS	PAGE
Investment Policies and Limitations	<Click Here>
Special Considerations Regarding Massachusetts	<Click Here>
Special Considerations Regarding Puerto Rico	<Click Here>
Portfolio Transactions	<Click Here>
Valuation	<Click Here>
Buying, Selling, and Exchanging Information	<Click Here>
Distributions and Taxes	<Click Here>
Trustees and Officers	<Click Here>
Control of Investment Advisers	<Click Here>
Management Contracts	<Click Here>
Board Approval of the Existing Investment Advisory Contracts	<Click Here>
Proxy Voting Guidelines	<Click Here>
Distribution Services	<Click Here>
Transfer and Service Agent Agreements	<Click Here>
Description of the Trust	<Click Here>
Financial Statements	<Click Here>
Fund Holdings Information	<Click Here>
Appendix	<Click Here>

MAS-ptb-0305

1.472628.107-a

(fidelity_logo_graphic)

82 Devonshire Street, Boston, MA 02109

INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

A fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

The following are each fund's fundamental investment limitations set forth in their entirety.

Diversification

For each fund (other than Spartan Massachusetts Municipal Incom:

The fund may not purchase the securities of any issuer, if, as a result, the fund would not comply with any applicable diversification requirements for a money market fund under the Investment Company Act of 1940 and the rules thereunder, as such may be amended from time to time.

Senior Securities

For each fund:

The fund may not issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940.

Short Sales

For Massachusetts Municipal Money Market:

The fund may not make short sales.

For Spartan Massachusetts Municipal Money Market:

The fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short.

Margin Purchases

For Massachusetts Municipal Money Market:

The fund may not purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

For Spartan Massachusetts Municipal Money Market:

The fund may not purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions.

Borrowing

For each fund:

The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

Underwriting

For each fund:

The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

Concentration

For each fund:

The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the fund's total assets would be invested in securities of companies whose principal business activities are in the same industry.

For purposes of each of Massachusetts Municipal Money Market's, Spartan Massachusetts Municipal Money Market's, and Spartan Massachusetts Municipal Income's concentration limitation discussed above, Fidelity Management & Research Company (FMR) identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.

Real Estate

For each fund:

The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

Commodities

For Massachusetts Municipal Money Market:

The fund may not purchase or sell commodities or commodity (futures) contracts.

For Spartan Massachusetts Municipal Money Market:

The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments.

For Spartan Massachusetts Municipal Income:

The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

Loans

For each fund:

The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

Oil, Gas, and Mineral Exploration Programs

For Massachusetts Municipal Money Market:

The fund may not invest in oil, gas, or other mineral exploration or development programs.

Investing for Control or Management

For each fund (other than Spartan Massachusetts Municipal Money Market):

The fund may not invest in companies for the purpose of exercising control or management.

Pooled Funds

For each fund:

The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

The following investment limitations are not fundamental and may be changed without shareholder approval.

Diversification

For Massachusetts Municipal Money Market and Spartan Massachusetts Municipal Money Market:

With respect to 75% of its total assets, the fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other money market funds) if, as a result, more than 5% of the fund's total assets would be invested in the securities of that issuer.

For purposes of each fund's diversification limitation discussed above, FMR identifies the issuer of a security depending on its terms and conditions. In identifying the issuer FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.

For purposes of each fund's diversification limitation discussed above, certain securities subject to guarantees (including insurance, letters of credit and demand features) are not considered securities of their issuer, but are subject to separate diversification requirements, in accordance with industry standard requirements for money market funds.

For Spartan Massachusetts Municipal Income:

In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.

For purposes of the fund's diversification limitation discussed above, Subchapter M generally requires the fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that (a) no more than 5% of the fund's total assets are invested in securities of any one issuer, and (b) the fund does not hold more than 10% of the outstanding voting securities of that issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter M) and securities of other regulated investment companies. These tax requirements are generally applied at the end of each quarter of the fund's taxable year.

For purposes of the fund's diversification limitation discussed above, FMR identifies the issuer of a security depending on its terms and conditions. In identifying the issuer FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.

Short Sales

For Spartan Massachusetts Municipal Income:

The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

Margin Purchases

For Spartan Massachusetts Municipal Income:

The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

Borrowing

For each fund:

The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of the fundamental borrowing investment limitation).

Illiquid Securities

For each fund:

The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

For purposes of each fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

Loans

For each fund:

The fund does not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.

Pooled Funds

For each fund:

The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

In addition to each fund's fundamental and non-fundamental limitations discussed above:

For a fund's limitations on futures, options, and swap transactions, as applicable, see the section entitled "Limitations on Futures, Options, and Swap Transactions" on page [__].

The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. FMR may not buy all of these instruments or use all of these techniques unless it believes that doing so will help a fund achieve its goal.

Affiliated Bank Transactions. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.

Asset-Backed Securities represent interests in pools of purchase contracts, financing leases, or sales agreements entered into by municipalities. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.

Borrowing. Each fund may borrow from banks or from other funds advised by FMR or its affiliates, or through reverse repurchase agreements. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

Cash Management. A fund can hold uninvested cash or can invest it in cash equivalents such as money market securities, repurchase agreements, or shares of money market or short-term bond funds. Generally, these securities offer less potential for gains than other types of securities. A municipal fund's uninvested cash may earn credits that reduce fund expenses.

Central Funds are money market or short-term bond funds managed by FMR or its affiliates. The money market central funds seek to earn a high level of current income (free from federal income tax in the case of a municipal money market fund) while maintaining a stable $1.00 share price. The money market central funds comply with industry-standard regulatory requirements for money market funds regarding the quality, maturity, and diversification of their investments. The short-term bond central funds seek to obtain a high level of current income consistent with preservation of capital.

Dollar-Weighted Average Maturity is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of the fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. When a municipal bond issuer has committed to call an issue of bonds and has established an independent escrow account that is sufficient to, and is pledged to, refund that issue, the number of days to maturity for the prerefunded bond is considered to be the number of days to the announced call date of the bonds.

Futures, Options, and Swaps. The following paragraphs pertain to futures, options, and swaps: Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures, Options and Swap Transactions, Liquidity of Options and Futures Contracts, OTC Options, Purchasing Put and Call Options, Writing Put and Call Options, and Swap Agreements.

Combined Positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Futures Contracts. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, some are based on indices of securities prices, such as the Bond Buyer Municipal Bond Index and some are based on Eurodollars. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

Positions in Eurodollar futures reflect market expectations of forward levels of three-month London Interbank Offered Rate (LIBOR) rates.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

Futures Margin Payments. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.

Limitations on Futures, Options, and Swap Transactions. The trust, on behalf of each bond fund, has filed with the National Futures Association a notice claiming an exclusion from the definition of the term "commodity pool operator" (CPO) under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to the fund's operation. Accordingly, the bond fund is not subject to registration or regulation as a CPO.

Spartan Massachusetts Municipal Income will not: (a) sell futures contracts, purchase put options, write call options, or enter into swap agreements if, as a result, more than 25% of the fund's total assets would be hedged with futures and/or options and/or swap agreements under normal conditions; (b) purchase futures contracts, write put options, or enter into swap agreements (other than swaps entered into for hedging purposes under (a)) if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options plus the notional amount of any such swaps would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to futures, options, or swaps.

The above limitations on the fund's (other than a money market fund's) investments in futures contracts, options, and swaps, and the fund's policies regarding futures contracts, options, and swaps discussed elsewhere in this SAI are not fundamental policies and may be changed as regulatory agencies permit.

Liquidity of Options and Futures Contracts. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Purchasing Put and Call Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

Writing Put and Call Options. The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

Swap Agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a fund's exposure to long- or short-term interest rates, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names, including interest rate swaps (where the parties exchange a floating rate for a fixed rate), total return swaps (where the parties exchange a floating rate for the total return of a security or index), and credit default swaps (where one party pays a fixed rate and the other agrees to buy a specific issuer's debt at par upon the occurrence of certain agreed events, including for example, if the issuer is bankrupt, defaults on any of its debt obligations or makes arrangements with a creditor to modify a debt obligation).

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a fund's investment exposure from one type of investment to another. For example, if the fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the fund's exposure to long-term interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and yield.

Swap agreements also may allow a fund to acquire or reduce credit exposure to a particular issuer. The most significant factor in the performance of swap agreements is the change in the factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. In the case of a physically settled credit default swap written by the fund, the fund must be prepared to pay par for and take possession of eligible debt of a defaulted issuer. If a swap counterparty's creditworthiness declines, the risk that they may not perform may increase, potentially resulting in a loss to the fund. In the case of a credit default swap written by the fund, the fund will experience a loss if a credit event occurs and the credit of the underlying referenced entity (the debt issuer as to which credit protection has been written) has deteriorated.] Although there can be no assurance that the fund will be able to do so, the fund may be able to reduce or eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. The fund may have limited ability to eliminate its exposure under a credit default swap if the credit of the underlying referenced entity has declined.

Illiquid Securities cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Difficulty in selling securities may result in a loss or may be costly to a fund. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid securities. In determining the liquidity of a fund's investments, FMR may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

Indexed Securities are instruments whose prices are indexed to the prices of other securities, securities indices, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Indexed securities may have principal payments as well as coupon payments that depend on the performance of one or more interest rates. Their coupon rates or principal payments may change by several percentage points for every 1% interest rate change.

The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed, and may also be influenced by interest rate changes. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates.

Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates; however, municipal funds currently intend to participate in this program only as borrowers. A fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans. Interfund borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed.

Inverse Floaters have variable interest rates that typically move in the opposite direction from movements in prevailing short-term interest rate levels - rising when prevailing short-term interest rates fall, and vice versa. The prices of inverse floaters can be considerably more volatile than the prices of bonds with comparable maturities.

Investment-Grade Debt Securities. Investment-grade debt securities include all types of debt instruments that are of medium and high-quality. Investment-grade debt securities include repurchase agreements collateralized by U.S. Government securities as well as repurchase agreements collateralized by equity securities, non-investment-grade debt, and all other instruments in which a fund can perfect a security interest, provided the repurchase agreement counterparty has an investment-grade rating. Some investment-grade debt securities may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. An investment-grade rating means the security or issuer is rated investment-grade by Moody's Investors Service, Standard & Poor's (S&P), Fitch Inc., Dominion Bond Rating Service Limited, or another credit rating agency designated as a nationally recognized statistical rating organization (NRSRO) by the SEC, or is unrated but considered to be of equivalent quality by FMR.

Lower-Quality Debt Securities. Lower-quality debt securities include all types of debt instruments that have poor protection with respect to the payment of interest and repayment of principal or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.

Money Market Securities are high-quality, short-term obligations. Money market securities may be structured to be, or may employ a trust or other form so that they are, eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If a structure fails to function as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (IRS) nor any other regulatory authority has ruled definitively on certain legal issues presented by certain structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by the funds.

Municipal Insurance. A municipal bond may be covered by insurance that guarantees the bond's scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either (i) the issuer at the time the bond is issued (primary market insurance), or (ii) another party after the bond has been issued (secondary market insurance).

Both primary and secondary market insurance guarantee timely and scheduled repayment of all principal and payment of all interest on a municipal bond in the event of default by the issuer, and cover a municipal bond to its maturity, enhancing its credit quality and value.

Municipal bond insurance does not insure against market fluctuations or fluctuations in a fund's share price. In addition, a municipal bond insurance policy will not cover: (i) repayment of a municipal bond before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond, or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal bond issue whereby part of the municipal bond issue may be retired before maturity.

Because a significant portion of the municipal securities issued and outstanding is insured by a small number of insurance companies, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole.

FMR may decide to retain an insured municipal bond that is in default, or, in FMR's view, in significant risk of default. While a fund holds a defaulted, insured municipal bond, the fund collects interest payments from the insurer and retains the right to collect principal from the insurer when the municipal bond matures, or in connection with a mandatory sinking fund redemption.

Principal Municipal Bond Insurers. The various insurance companies providing primary and secondary market insurance policies for municipal bonds are described below. Ratings reflect each respective rating agency's assessment of the creditworthiness of an insurer and the insurer's ability to pay claims on its insurance policies at the time of the assessment.

Ambac Assurance Corp., a wholly-owned subsidiary of Ambac Financial Group Inc., is authorized to provide bond insurance in the 50 U.S. states, the District of Columbia, and the Commonwealth of Puerto Rico. Bonds insured by Ambac Assurance Corp. are rated "Aaa" by Moody's Investors Service and "AAA" by S&P.

Connie Lee Insurance Co. is a wholly-owned subsidiary of Connie Lee Holdings Inc., which is a wholly-owned subsidiary of Ambac Assurance Corp. All losses incurred by Connie Lee Insurance Co. that would cause its statutory capital to drop below $75 million would be covered by Ambac Assurance Corp. Connie Lee Insurance Co. is authorized to provide bond insurance in 49 U.S. states, the District of Columbia, and the Commonwealth of Puerto Rico. Bonds insured by Connie Lee Insurance Co. are rated "AAA" by S&P.

Financial Guaranty Insurance Co. (FGIC), a wholly-owned subsidiary of GE Capital Services, is authorized to provide bond insurance in the 50 U.S. states and the District of Columbia. Bonds insured by FGIC are rated "Aaa" by Moody's Investors Service and "AAA" by S&P.

Financial Security Assurance Inc. (FSA), a wholly-owned subsidiary of Financial Security Assurance Holdings Ltd., is authorized to provide bond insurance in 49 U.S. states, the District of Columbia, and three U.S. territories. Bonds insured by FSA are rated "Aaa" by Moody's Investors Service and "AAA" by S&P.

Municipal Bond Investors Assurance Corp. (MBIA Insurance Corp.), a wholly-owned subsidiary of MBIA Inc., a publicly-owned company, is authorized to provide bond insurance in the 50 U.S. states, the District of Columbia, and the Commonwealth of Puerto Rico. Bonds insured by MBIA Insurance Corp. are rated "Aaa" by Moody's Investors Service and "AAA" by S&P.

Municipal Leases and participation interests therein may take the form of a lease, an installment purchase, or a conditional sale contract and are issued by state and local governments and authorities to acquire land or a wide variety of equipment and facilities. Generally, a fund will not hold these obligations directly as a lessor of the property, but will purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives the purchaser a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the issue.

Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include "non-appropriation clauses" providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations. If a municipality stops making payments or transfers its obligations to a private entity, the obligation could lose value or become taxable.

Municipal Market Disruption Risk. The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before the Massachusetts legislature that would affect the state tax treatment of a municipal fund's distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund's holdings would be affected, and the Trustees would reevaluate the fund's investment objectives and policies. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by a fund, making it more difficult for a money market fund to maintain a stable net asset value per share (NAV).

Education. In general, there are two types of education-related bonds: those issued to finance projects for public and private colleges and universities, and those representing pooled interests in student loans. Bonds issued to supply educational institutions with funds are subject to the risk of unanticipated revenue decline, primarily the result of decreasing student enrollment or decreasing state and federal funding. Among the factors that may lead to declining or insufficient revenues are restrictions on students' ability to pay tuition, availability of state and federal funding, and general economic conditions. Student loan revenue bonds are generally offered by state (or substate) authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others may be private, uninsured loans made to parents or students which are supported by reserves or other forms of credit enhancement. Recoveries of principal due to loan defaults may be applied to redemption of bonds or may be used to re-lend, depending on program latitude and demand for loans. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio, and student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include potential changes in federal legislation regarding student loan revenue bonds, state guarantee agency reimbursement and continued federal interest and other program subsidies currently in effect.

Electric Utilities. The electric utilities industry has been experiencing, and will continue to experience, increased competitive pressures. Federal legislation in the last two years will open transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (a) the availability and cost of fuel, (b) the availability and cost of capital, (c) the effects of conservation on energy demand, (d) the effects of rapidly changing environmental, safety, and licensing requirements, and other federal, state, and local regulations, (e) timely and sufficient rate increases, and (f) opposition to nuclear power.

Health Care. The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state, and local governmental agencies. A major source of revenues for the health care industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. Numerous other factors may affect the industry, such as general and local economic conditions; demand for services; expenses (including malpractice insurance premiums); and competition among health care providers. In the future, the following elements may adversely affect health care facility operations: adoption of legislation proposing a national health insurance program; other state or local health care reform measures; medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; changes in medical coverage which alter the traditional fee-for-service revenue stream; and efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services.

Housing. Housing revenue bonds are generally issued by a state, county, city, local housing authority, or other public agency. They generally are secured by the revenues derived from mortgages purchased with the proceeds of the bond issue. It is extremely difficult to predict the supply of available mortgages to be purchased with the proceeds of an issue or the future cash flow from the underlying mortgages. Consequently, there are risks that proceeds will exceed supply, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Many factors may affect the financing of multi-family housing projects, including acceptable completion of construction, proper management, occupancy and rent levels, economic conditions, and changes to current laws and regulations.

Transportation. Transportation debt may be issued to finance the construction of airports, toll roads, highways, or other transit facilities. Airport bonds are dependent on the general stability of the airline industry and on the stability of a specific carrier who uses the airport as a hub. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs and availability also affect other transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation.

Water and Sewer. Water and sewer revenue bonds are often considered to have relatively secure credit as a result of their issuer's importance, monopoly status, and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run-off, or snow pack is a concern that has led to past defaults. Further, public resistance to rate increases, costly environmental litigation, and Federal environmental mandates are challenges faced by issuers of water and sewer bonds.

Put Features entitle the holder to sell a security back to the issuer or a third party at any time or at specified intervals. In exchange for this benefit, a fund may accept a lower interest rate. Securities with put features are subject to the risk that the put provider is unable to honor the put feature (purchase the security). Put providers often support their ability to buy securities on demand by obtaining letters of credit or other guarantees from other entities. Demand features, standby commitments, and tender options are types of put features.

Refunding Contracts. Securities may be purchased on a when-issued basis in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts require the issuer to sell and a purchaser to buy refunded municipal obligations at a stated price and yield on a settlement date that may be several months or several years in the future. A purchaser generally will not be obligated to pay the full purchase price if the issuer fails to perform under a refunding contract. Instead, refunding contracts generally provide for payment of liquidated damages to the issuer. A purchaser may secure its obligations under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provisions of the refunding contract.

Repurchase Agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. The funds will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.

Restricted Securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (the 1933 Act), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. The funds will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by FMR. Such transactions may increase fluctuations in the market value of fund assets and a fund's yield and may be viewed as a form of leverage.

Securities of Other Investment Companies, including shares of closed-end investment companies, unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV. Others are continuously offered at NAV, but may also be traded in the secondary market.

The extent to which a fund can invest in securities of other investment companies is limited by federal securities laws.

Sources of Liquidity or Credit Support. Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. FMR may rely on its evaluation of the credit of the liquidity or credit enhancement provider in determining whether to purchase a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, FMR will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the entity providing the enhancement could affect the value of the security or a fund's share price.

Standby Commitments are puts that entitle holders to same-day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A fund may acquire standby commitments to enhance the liquidity of portfolio securities.

Ordinarily a fund will not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. A fund may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the fund would pay a higher price for the securities acquired, thus reducing their yield to maturity.

Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. FMR may rely upon its evaluation of a bank's credit in determining whether to purchase an instrument supported by a letter of credit. In evaluating a foreign bank's credit, FMR will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other governmental restrictions that might affect the bank's ability to honor its credit commitment.

Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not generally marketable; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

Temporary Defensive Policies.

Spartan Massachusetts Municipal Income reserves the right to invest without limitation in short-term instruments, to hold a substantial amount of uninvested cash, or to invest more than normally permitted in taxable obligations for temporary, defensive purposes.

Each of Massachusetts Municipal Money Market and Spartan Massachusetts Municipal Money Market reserves the right to hold a substantial amount of uninvested cash or to invest more than normally permitted in taxable obligations for temporary, defensive purposes.

Tender Option Bonds are created by coupling an intermediate- or long-term, fixed-rate, municipal bond (generally held pursuant to a custodial arrangement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. After payment of the tender option fee, a fund effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. In selecting tender option bonds, FMR will consider the creditworthiness of the issuer of the underlying bond, the custodian, and the third party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on interest payments.

Variable and Floating Rate Securities provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer's credit quality. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries.

In many instances bonds and participation interests have tender options or demand features that permit the holder to tender (or put) the bonds to an institution at periodic intervals and to receive the principal amount thereof. Variable rate instruments structured in this fashion are considered to be essentially equivalent to other variable rate securities. The IRS has not ruled whether the interest on these instruments is tax-exempt. Fixed-rate bonds that are subject to third party puts and participation interests in such bonds held by a bank in trust or otherwise may have similar features.

When-Issued and Forward Purchase or Sale Transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered.

When purchasing securities pursuant to one of these transactions, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when a purchase is outstanding, the purchases may result in a form of leverage. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.

A fund may renegotiate a when-issued or forward transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.

Zero Coupon Bonds do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.

SPECIAL CONSIDERATIONS REGARDING MASSACHUSETTS

The following information regarding the State and its local units of government is a summary based upon information drawn from official statements and has not been independently verified.

[Summary. The information summarized below describes some of the more significant factors that could affect the funds or the ability of the obligors to pay debt service. The sources of such information are the official statements of issuers located in the Commonwealth of Massachusetts, as well as other publicly available documents and statements of public information contained in such statements and documents. FMR is not aware of facts which would render such information inaccurate.

Fiscal Matters. The Commonwealth's operating fund structure satisfies the requirements of state finance law and is in accordance with generally accepted accounting principles ("GAAP"), as defined by the Governmental Accounting Standards Board. The General Fund and those special revenue funds which are appropriated in the annual state budget receive most of the non bond and non federal grant revenues of the Commonwealth. These funds are referred to herein as the "budgeted operating funds" of the Commonwealth. They do not include the capital projects funds of the Commonwealth, into which the proceeds of Commonwealth bonds are deposited.

The Commonwealth's budgeted operating funds for fiscal 2000, 2001, 2002, and 2003 showed an excess (deficiency) of revenues and other sources over expenditures and other uses of $173 million, $727 million, ($1.625) billion, and ($452 million) and positive fund balances of $2.285 billion, $3.013 billion, 1.388 billion, and $936 million, respectively. Over the same period, budgeted expenditures and other uses were approximately $22.414 billion, $22.134 billion, $22.800 billion, and $22.439 billion, respectively.

The Commonwealth's fiscal 2004 budget is based on numerous spending and revenue estimates, the achievement of which cannot be assured. The Executive Office of Administration and Finance estimates fiscal 2004 budgeted expenditures and other uses will total approximately $22.4 billion, and budgeted revenues and other sources will total approximately $22.5 billion.

State Taxes

The major components of state taxes are the income tax, which is projected to account for approximately 54% of total tax revenues in fiscal 2004, the sales and use tax, which is projected to account for approximately 25% and the corporations and other business and excise taxes, which is projected to account for approximately 10%. Other tax and excise sources are projected to account for the remaining 11% of total fiscal 2004 tax revenues.

Income Tax. The Commonwealth assesses personal income taxes at flat rates, according to classes of income, after specified deductions and exemptions. A rate of 5.3% has been applied to most types of income since January 1, 2002. The tax rate on gains from the sale of capital assets held for one year or less and from the sale of collectibles is 12% and the tax rate on gains from the sale of capital assets owned more than one year is 5.3%. Interest on obligations of the United States and the Commonwealth and its political subdivisions is exempt from taxation.

Sales and Use Tax. The Commonwealth imposes a 5% sales tax on retail sales of certain tangible properties (including retail sales of meals) transacted in the Commonwealth and a corresponding 5% use tax on the storage, use or other consumption of like tangible properties brought into the Commonwealth. However, food, clothing, prescribed medicine, materials and produce used in food production, machinery, materials, tools and fuel used in certain industries, and property subject to other excises (except for cigarettes) are exempt from sales taxation. The sales and use tax is also applied to sales of electricity, gas and steam for certain nonresidential use and to nonresidential and a portion of residential use of telecommunications services.

Beginning January 1, 1998, sales tax receipts from establishments near the site of the proposed new Boston convention center that first opened on or after July 1, 1997 and sales tax receipts from new hotels in Boston and Cambridge that first opened on or after July 1, 1997 are required to be credited to the Boston Convention and Exhibition Center Fund.

Beginning July 1, 2000, pursuant to "forward funding" legislation contained in the fiscal 2000 budget, a portion of the Commonwealth's receipts from the sales tax, generally the amount raised by a 1% sales tax with an inflation-adjusted floor, is dedicated to the Massachusetts Bay Transportation Authority under a trust fund.

Limitations on Tax Revenues

Chapter 62F. Chapter 62F of the General Laws, which was enacted by the voters in November 1986, establishes a state tax revenue growth limit for each fiscal year equal to the average positive rate of growth in total wages and salaries in the Commonwealth, as reported by the federal government, during the three calendar years immediately preceding the end of such fiscal year. Chapter 62F also requires that allowable state tax revenues be reduced by the aggregate amount received by local governmental units from any newly authorized or increased local option taxes or excises. Any excess in state tax revenue collections for a given fiscal year over the prescribed limit, as determined by the State Auditor, is to be applied as a credit against the then current personal income tax liability of all taxpayers in the Commonwealth in proportion to the personal income tax liability of all taxpayers in the Commonwealth for the immediately preceding tax year. The law does not exclude principal and interest payments on Commonwealth debt obligations from the scope of its tax limit. However, the preamble contained in Chapter 62F provides that "although not specifically required by anything contained in this chapter, it is assumed that from allowable state tax revenues as defined herein the Commonwealth will give priority attention to the funding of state financial assistance to local governmental units, obligations under the state governmental pension systems, and payment of principal and interest on debt and other obligations of the Commonwealth."

Chapter 62F was amended by the fiscal 2003 budget and the fiscal 2004 budget to establish an additional tax revenue limitation. The fiscal 2003 budget created a quarterly cumulative "permissible tax revenue" limit equal to the cumulative year-to-date actual state tax revenue collected during the same fiscal period in the prior fiscal year, increased by the sum of the most recently available year-over-year inflation rate plus two percentage points. Effective July 1, 2003, at the end of each quarter the Commissioner of Revenue must calculate cumulative permissible tax revenue. The Comptroller must then divert tax revenue in excess of permissible tax revenue from the General Fund to a temporary holding account to make such excess revenue unavailable for expenditure. If actual tax revenue collections fall short of the permissible limit, the difference flows back into the General Fund. At the end of each fiscal year, tax revenue in excess of permissible state tax revenue for the year will be held in the temporary holding account pending disposition by the Comptroller. The fiscal 2004 budget requires that at the end of each fiscal year, the state comptroller must transfer such excess revenue from the holding account back to the General Fund.

Tax revenues in fiscal 1999 through fiscal 2002 were lower than the limit set by Chapter 62F, and the Executive Office for Administration and Finance estimates that state tax revenues in fiscal 2003 and fiscal 2004 will not reach such limit.

Property Tax Limits. In November 1980, voters in the Commonwealth approved a statewide tax limitation initiative petition, commonly known as Proposition 2.5, to constrain levels of property taxation and to limit the charges and fees imposed on cities and towns by certain governmental entities, including county governments. Proposition 2.5 is not a provision of the state constitution and accordingly is subject to amendment or repeal by the Legislature. Proposition 2.5, as amended to date, limits the property taxes that may be levied by any city or town in any fiscal year to the lesser of (i) 2.5% of the full and fair cash valuation of the real estate and personal property therein, and (ii) 2.5% over the previous year's levy limit plus any growth in the tax base from certain new construction and parcel subdivisions. Proposition 2.5 also limits any increase in the charges and fees assessed by certain governmental entities, including county governments, on cities and towns to the sum of (i) 2.5% of the total charges and fees imposed in the preceding fiscal year, and (ii) any increase in charges for services customarily provided locally or services obtained by the city or town at its option. The law contains certain override provisions and, in addition, permits debt service on specific bonds and notices and expenditures for identified capital projects to be excluded from the limits by a majority vote at a general or special election. At the time Proposition 2.5 was enacted, many cities and towns had property tax levels in excess of the limit and were therefore required to roll back property taxes with a concurrent loss of revenues. Between fiscal 1981 and fiscal 2003, the aggregate property tax levy grew from $3.346 billion to $8.494 billion, a compound annual growth rate of 4.3%.

Many communities have responded to the limitation imposed by Proposition 2.5 through statutorily permitted overrides and exclusions. There are three types of referenda questions (override of levy limit, exclusion of debt service, or exclusion of capital expenditures) which permit communities to exceed the limits of Proposition 2.5. Override activity steadily increased throughout the 1980's before peaking in fiscal 1991 and decreasing thereafter. In fiscal 2003, 52 communities had successful override referenda which added an aggregate of approximately $20.7 million to their levy limits. Capital expenditure exclusions were passed by 11 communities in fiscal 2003 and totaled approximately $0.9 million.

Local Aid

Commonwealth Financial Support for Local Governments. The Commonwealth makes substantial payments to its cities, towns and regional school districts ("Local Aid") to mitigate the impact of local property tax limits on local programs and services. Local Aid payments to cities, towns and regional school districts take the form of both direct and indirect assistance. Direct Local Aid consists of general revenue sharing funds and specific program funds sent directly to local governments and regional school districts as reported on the so called "cherry sheet" prepared by the Department of Revenue, excluding certain pension funds and nonappropriated funds. In fiscal 2003, approximately 22.6% of the Commonwealth's spending was allocated to direct Local Aid. In fiscal 2004, approximately 21.4% of the Commonwealth's projected spending is estimated to be allocated to direct Local Aid.

As a result of comprehensive education reform legislation enacted in June 1993, a large portion of general revenue sharing funds are earmarked for public education and are distributed through a formula designed to provide more aid to the Commonwealth's poorer communities. The legislation requires the Commonwealth to distribute aid to ensure that each district reaches at least a minimum level of spending per public education pupil. For fiscal 2004, $2,902 billion was required to reach the minimum spending level statewide as required by law, and the Commonwealth provided a total of $3.108 billion. Since fiscal 1994, the Commonwealth has fully funded the requirements imposed by this legislation in each of its annual budgets. The Lottery and Additional Assistance programs, which comprise the other major components of direct Local Aid, provide unrestricted funds for municipal use. There are also several specific programs funded through direct Local Aid, such as school building construction and police education incentives.

In addition to direct Local Aid, the Commonwealth has provided substantial indirect aid to local governments, including, for example, payments for Massachusetts Bay Transportation Authority assistance and debt service, pensions for teachers, housing subsidies and the costs of courts and district attorneys that formerly had been paid by the counties.

Recent Reductions in Local Aid. During fiscal 2003, Governor Romney reduced Local Aid in response to declining revenues. On January 30, 2003, the Romney Administration announced $114.4 million in reductions to Additional Assistance and lottery distributions to cities and towns. In the fiscal 2004 budget, direct Local Aid was reduced by an additional $288.7 million, or 5.7%, primarily through a $150.8 million reduction in aid for education, a $67.1 million reduction in aid for school transportation costs, a $25.2 million reduction in Additional Assistance, and a $44.0 million reduction in lottery distributions.

Initiative Law. A statute adopted by voter initiative petition at the November 1990 statewide election regulates the distribution of Local Aid to cities and towns. As enacted in 1992 and subsequently amended, this statute requires that, subject to annual appropriation, no less than 40% of collections from personal income taxes, corporation excise taxes, and lottery fund proceeds and 32% of collections from sales and use taxes be distributed to cities and towns. By its terms, the new formula would have provided for a substantial increase in direct Local Aid in fiscal 1992 and subsequent years. Nonetheless, Local Aid payments remain subject to annual appropriation by the legislature, and the appropriations for Local Aid since the enactment of the initiative law have not met the levels set forth in the initiative law.

Commonwealth Expenditures

Budgeted Expenditures. Fiscal 2000 budgeted expenditures were $22.414, an increase of 10.7% over fiscal year 1999. Fiscal 2001 budgeted expenditures were $22.134 billion, a decrease of 1.3% over fiscal 2000. Fiscal 2002 budgeted expenditures were $22.800 billion, an increase of 3.0% over fiscal 2001. Fiscal 2003 budgeted expenditures were $22.439 billion, a decrease of 2.0% over fiscal 2002. It is estimated that fiscal year 2004 budgeted expenditures will be $22.410 billion.

Commonwealth Pension Obligations. The Commonwealth is responsible for the payment of pension benefits for Commonwealth employees (members of the state employees' retirement system) and for teachers of the cities, towns and regional school districts throughout the state (including members of the teachers' retirement system and teachers in the Boston public schools, who are members of the State-Boston retirement system but whose pensions are also the responsibility of the Commonwealth). Employees of certain independent authorities and agencies, such as the Massachusetts Water Resources Authority, and of counties, cities and towns (other than teachers) are covered by 104 separate retirement systems. The Commonwealth assumed responsibility, beginning in fiscal 1982, for payment of cost-of-living adjustments for the 104 local retirement systems, in accordance with the provisions of Proposition 2.5. However, in 1997 legislation was enacted removing from the Commonwealth the cost of future cost-of-living adjustments for these local retirement systems and providing that local retirement systems fund future cost-of-living adjustments. Pension benefits for state employees are administered by the State Board of Retirement, and pension benefits for teachers are administered by the Teachers' Retirement Board. Investment of the assets of the state employees' and teachers' retirement systems is managed by the Pension Reserves Investment Management Board. In the case of all other retirement systems, the retirement board for the system administers pension benefits and manages investment of assets. The members of these state and local retirement systems do not participate in the federal Social Security System.

Legislation approved in 1997 provided, subject to legislative approval, for annual increases in cost-of-living allowances equal to the lesser of 3% or the previous year's percentage increase in the United States Consumer Price Index on the first $12,000 of benefits for members of the state employees' and teachers' retirement systems, to be funded by the investment income of the systems. The Commonwealth pension funding schedule (discussed below) assumes that annual increases of 3% will be approved. Local retirement systems that have established pension funding schedules may opt in to the requirement as well, with the costs and actuarial liabilities attributable to the cost-of-living allowances required to be reflected in such systems' funding schedules. The fiscal 2004 budget included a 3% cost of living increase.

Employee Contributions. The state employees' and teachers' retirement systems are partially funded by employee contributions of regular compensation - 5% for those hired before January 1, 1975, 7% for those hired from January 1, 1975 through December 31, 1983, 8% for those hired from January 1, 1984 through June 30, 1996, and 9% for those hired on or after July 1, 1996, plus an additional 2% of compensation above $30,000 per year for all those members hired on or after January 1, 1979. Employee contributions are 12% of compensation for members of the state police hired on or after January 1, 1996. Legislation enacted in fiscal 2000 establishing an alternative superannuation retirement benefit program for members of the teachers' retirement system and teachers of the State-Boston retirement system mandates that active members who opt for the alternative program and all teachers hired on or after July 1, 2001 contribute 11% of regular compensation. Members who elect to participate are required to make a minimum of five years of retirement contributions at the 11% rate. Approximately 45,000 active teachers joined the enhanced benefit program and will retire under the terms of the program over the next thirty years.

Unfunded Actuarial Accrued Liability. Comprehensive pension funding legislation approved in January 1988 required the Commonwealth to fund future pension liabilities currently and to amortize the Commonwealth's accumulated unfunded liability to zero by June 30, 2028. The legislation was revised in July 1997 to require the amortization of such liabilities by June 30, 2018. The legislation requires the Secretary of Administration and Finance to prepare a funding schedule that provides for both the normal cost of Commonwealth benefits (normal cost being that portion of the actuarial present value of pension benefits which is allocated to a valuation year by an actuarial cost method) and the amortization by June 30, 2018, of the unfunded actuarial liability of the Commonwealth for its pension obligations. The funding schedule is required to be updated periodically on the basis of new actuarial valuation reports prepared under the direction of the Secretary of Administration and Finance. The Secretary is also required to conduct experience investigations every six years.

The Public Employees Retirement Administration Commission ("PERAC") prepared an actuarial valuation of the total pension obligation dated January 1, 2003, which was released September 17, 2003. The unfunded accrued actuarial liability as of that date for the total obligation was approximately $13.4 billion, an increase of $6 billion over the unfunded actuarial accrued liability as of January 1, 2002. The unfunded accrued actuarial liability as of January 1, 2003 was comprised of unfunded actuarial accrued liabilities of $3.604 billion for the State Employees' Retirement System, $8.129 billion for the State Teachers' Retirement System, $998 million for Boston Teachers, and $670 million for cost-of-living increases. The valuation study estimated the total actuarial accrued liability as of January 1, 2003 to be approximately $43.03 billion (comprised of $17.551 billion for state employees, $22.892 billion for state teachers, $1.918 billion for Boston Teachers, and $670 million for cost-of-living increases). Total assets were valued at approximately $29.629 billion, based on the five-year average valuation method, which equaled 115% of the January 1, 2003 total asset market value.

The actuarial value of assets as of January 1, 2003 represented a decline of $2.070 billion from the valuation of assets as of January 1, 2002. The funded ratio declined to 68.9% as of January 1, 2003 from 81.1% as of January 1, 2002. During 2002, there was an overall actuarial loss of $5.8 billion. There was a non-investment loss on actuarial liability of approximately $1.2 billion and a loss on assets (on an actuarial value basis) of $4.6 billion. Due to the significant increase of unfunded accrued actuarial liability, it is expected that the pension funding schedule will be required to be revised to fully amortize unfunded accrued liability by 2023. Payments under such a revised schedule will be significantly higher than the annual pension funding obligations called for in the existing pension funding schedule.

The Early Retirement Incentive Program. As a means of reducing payroll costs in fiscal 2002 and 2003, the Commonwealth adopted two Early Retirement Incentive Programs (each, an ERIP), which offered an enhanced pension benefit to retirement-eligible employees. Employees retiring under the 2002 ERIP program totaled approximately 4,600. The legislation authorizing the 2002 ERIP directed the PERAC to file a report on the additional actuarial liabilities due to the 2002 ERIP. In its report, PERAC stated that the 2002 ERIP program resulted in an increased actuarial liability of $312.2 million. The 2003 ERIP Program will be executed during the first half of fiscal 2004. Although it offers similar enhanced benefits to the 2002 ERIP, participation and impact are expected to be less due to a diminished pool of retirement-eligible employees.

Commonwealth Long-Term Liabilities

Commonwealth Debt. The Commonwealth is authorized to issue three types of debt directly: general obligation debt, special obligation debt and federal grant anticipation notes. General obligation debt is secured by a pledge of the full faith and credit of the Commonwealth. Special obligation debt may be secured either with a pledge of receipts credited to the Highway Fund or with a pledge of receipts credited to the Convention Center Fund. Federal grant anticipation notes are secured by a pledge of federal highway construction reimbursements.

Other Long-Term Liabilities. The Commonwealth is also authorized to pledge its credit in aid of and provide contractual support for certain independent authorities and political subdivisions within the Commonwealth. These Commonwealth liabilities are classified as either (a) general obligation contract assistance liabilities, (b) budgetary contractual assistance liabilities or (c) contingent liabilities.

As of June 30, 2003, the amount of Commonwealth debt and debt related to general obligation contract assistance liabilities was $16.110 billion, consisting of approximately $13.650 billion of general obligation debt, $813 million of special obligation debt, $1.499 billion of federal grant anticipation notes, and $147 million of debt related to general obligation contract assistance liabilities. In addition to the long-term liabilities described above, the Commonwealth also has contingent liabilities for certain bonds and notes of the Massachusetts Bay Transportation Authority, 15 regional transit authorities, the Woods Hole, Martha's Vineyard, and Nantucket Steamship Authority and two higher education building authorities.

Commonwealth Capital Spending

Capital Investment Plan. The Executive Office for Administration and Finance develops and manages a multi-year capital investment plan. This plan coordinates capital expenditures by state agencies and authorities that are funded by the Commonwealth's debt obligations, operating revenues, third-party payments and federal reimbursements. The Executive Office for Administration and Finance sets an annual administrative limit on certain types of capital expenditures by state agencies. This annual administrative limit was $1,225 billion in fiscal 2003. In addition to capital expenditures subject to the annual administrative limit, the Commonwealth has also invested significant monies to fund the construction of the CA/T Project, the Boston and Springfield convention centers and other projects.

Central Artery/Ted Williams Tunnel Project. The largest single component of the Commonwealth's capital program currently is the Central Artery/Ted Williams Tunnel Project (the "CA/T Project"), a major construction project that is part of the completion of the federal interstate highway system. The project involves the depression of a portion of Interstate 93 in downtown Boston (the Central Artery), which was formerly an elevated highway, and the construction of a new tunnel under Boston harbor (the Ted Williams Tunnel) to link the Boston terminus of the Massachusetts turnpike (Interstate 90) to Logan International Airport and points north. The magnitude of the CA/T Project has resulted in the realignment of certain transportation assets in the Commonwealth and the development of additional financing mechanisms to support its completion, including payments from the Massachusetts Turnpike Authority and the Massachusetts Port Authority, and state borrowings in anticipation of future federal highway reimbursements. The completed project will be owned and operated by the Massachusetts Turnpike Authority as part of the Metropolitan Highway System which was established in conjunction with the project.

As of November 30, 2003, CA/T Project construction was 91.6% complete. As of that date, approximately $13.635 billion was under contract or agreement and approximately 95.8% of all construction scope was under contract. On January 18, 2003, the I-90 extension to the Ted Williams Tunnel and East Boston/Logan Airport was opened to general traffic. On March 29, 2003, I-93 northbound opened to traffic and on December 19, 2003, I-93 southbound opened to traffic.

On July 31, 2003 the Turnpike Authority announced the results of its annual cost/schedule update (CSU 10). The Turnpike Authority projected that its budget would remain at $14.625 billion The Executive Office for Administration and Finance is in the process of reviewing a draft of the 2003 CA/T Project finance plan. As it has for the past four fiscal years, the Executive Office for Administration and Finance has engaged an independent auditor to review and evaluate CSU 10. The Secretary of Administration and Finance relies upon the findings of the report of the independent auditor in completing the certification required by the U.S. Department of Transportation in connection with the federal oversight of the CA/T Project and the U.S. Department of Transportation's approval of the CA/T Project's annual finance plan. A preliminary analysis by the independent auditor indicated that the total project cost exposure would exceed the $14.625 billion estimated in CSU 10 by up to $40 million. However, the CA/T Project management disagreed with this preliminary analysis and has been providing additional information to the independent auditor to resolve these issues.

On July 30, 2003 the Federal Highway Administration submitted to the Turnpike Authority the results of its annual budget review of the CA/T Project. The Federal Highway Administration estimates the total cost of the project to be $14.52 billion, compared to the 2002 estimate of $14.46 billion.

Increased federal oversight of the CA/T Project occurred in early 2000 following a federal task force's review of the February 1, 2000 announcement by project officials of substantially increased project cost estimates. In June 2000, the Federal Highway Administration informed the Massachusetts Turnpike Authority that it had been designated a "high risk grantee" with respect to activities related to the project. The designation meant that more detailed financial reports and additional project monitoring would be required on the project. On June 22, 2000, the Federal Highway Administration, the Executive Office of Transportation and Construction, the Massachusetts Turnpike Authority and the Massachusetts Highway Department signed a project partnership agreement setting out certain federal reporting and monitoring requirements for the project and stipulating the federal funding for the project will not exceed $8.549 billion, including $1.5 billion to pay the principal of federal grant anticipation notes.

On October 23, 2000 federal legislation was approved that requires the U. S. Secretary of Transportation to withhold obligation of federal funds and all project approvals for the CA/T Project in each federal fiscal year unless the Secretary has approved an annual update of the project finance plan for that year and has determined that the Commonwealth is in full compliance with the June 22, 2000 project partnership agreement described above and is maintaining a balanced statewide transportation program, including spending at least $400 million each state fiscal year for construction activities and transportation projects other than the CA/T Project. In addition, the legislation limits total federal funding to $8.549 billion, consistent with the project partnership agreement. Finally, the legislation tied future federal funding for the project to an annual finding by the Inspector General of the U. S. Department of Transportation that the annual update of the project finance plan is consistent with Federal Highway Administration financial plan guidance. Should any federal assistance be withheld from the project pursuant to such legislation, such funding would nonetheless be available to the Commonwealth for projects other than the CA/T Project. Moreover, the legislation provides that federal funds will not be withheld if the Secretary of Administration and Finance certifies that such funds are required to pay all or any portion of the principal of federal grant anticipation notes issued for the CA/T Project.

On May 8, 2000, the State Treasurer's office was advised that the staff of the SEC was conducting a formal investigation in the matter of "Certain Municipal Securities/Massachusetts Central Artery (B-1610)," pursuant to a formal order of private investigation issued by the SEC. On July 31, 2003, the SEC accepted offers of settlement from the Turnpike Authority and former Turnpike Authority Chairman James J. Kerasiotes, which included issuance of cease-and-desist orders as a result of their failure to disclose cost increases associated with the CA/T Project in 1999. In accepting those offers of settlement, the SEC considered the remedial acts undertaken by the Turnpike Authority, including generating detailed monthly cost projections for the CA/T Project, conducting annual reviews, employing an outside consultant to test budget assumptions and cost figures and retaining outside counsel to provide disclosure advice. No fines were imposed.

Recent Developments

On June 30, 2003 the Commonwealth ended fiscal 2003 with a consolidated net surplus of approximately $150.9 million. Of this amount the statutory surplus of $75.7 million was transferred to the Stabilization Fund and $75.2 million was carried forward into fiscal 2004 as an undesignated beginning balance. Also on June 30, 2003, $40.8 million from the elimination of various Budgeted Operating Funds was transferred to the Stabilization Fund. These transfers resulted in a $641.3 million ending balance of the Stabilization Fund as of June 30, 2003. Also on June 30, 2003, the negative $1.802 billion fund balance of the Local Aid Fund was transferred to the General Fund's fund balance as a result of the repeal of the Local Aid Fund.

On November 26, 2003 Governor Romney signed into law supplemental appropriations totaling approximately $81.1 million and vetoed approximately $30.1 in proposed spending. The legislation included $34.1 million for higher education collective bargaining contracts, $6.0 million for school health programs, $3.7 million for Department of Social Services, $3.6 million for the operations of the State Police Crime Laboratory, $3.1 million for the Department of Mental Retardation's residential and day programs, and approximately $30.6 million for other programs.

Also on November 26, 2003 Governor Romney signed into law "An Act Relative to Investments in Emerging Technologies to Promote Job Creation, Economic Stability and Competitiveness in the Massachusetts Economy." The legislation created the Economic Stimulus Trust Fund and directs the state comptroller to transfer to this fund $33.6 million from the Health Care Security Trust Fund, $33.6 million from the Stabilization Fund, and $33.6 million from any monies received from the federal Jobs and Growth Reconciliation Act of 2003. The legislation also creates several new tax incentives for Massachusetts businesses and establishes a one day sales tax holiday in August 2004. The Governor approved $49.5 million in programs designed to promote economic growth, and $20.8 million from the Workforce Training Fund for workforce training grants; however, the Governor vetoed $50.5 million in proposed spending, which is subject to legislative override.

Tax revenue collections for the first six months of fiscal 2004, ended December 31, 2003, totaled $7.373 billion, an increase of $396.0 million or 5.7% over the first six months of fiscal 2003.

Other Factors. Many factors affect the financial condition of the Commonwealth, including many social, environmental, and economic conditions, which are beyond the control of the Commonwealth.]

SPECIAL CONSIDERATIONS REGARDING PUERTO RICO

The following highlights some of the more significant financial trends and problems affecting the Commonwealth of Puerto Rico (the "Commonwealth" or "Puerto Rico"), and is based on information drawn from official statements and prospectuses relating to the securities offerings of Puerto Rico, its agencies, and instrumentalities, as available on the date of this SAI. FMR has not independently verified any of the information contained in such official statements, prospectuses, and other publicly available documents, but is not aware of any fact which would render such information materially inaccurate.

Puerto Rico enjoyed almost two decades of economic expansion through fiscal year 2001. Almost every sector of the economy participated, and record levels of employment were achieved. Factors behind this expansion included government-sponsored economic development programs, increases in the level of federal transfers, a significant expansion in construction investment driven by infrastructure projects and private investment, primarily in housing, the relatively low cost of borrowing funds, and low oil prices. As a result, personal income, both aggregate and per capita, increased consistently each fiscal year from 1985 to 2002. In fiscal year 2002, aggregate personal income was $42.6 billion ($38.0 billion in 1996 prices) and personal per capita income was $11,069 ($9,861 in 1996 prices). Personal income includes transfer payments to individuals in Puerto Rico under various social programs. Total federal payments to Puerto Rico, which include transfers to local government entities and expenditures of federal agencies in Puerto Rico, in addition to federal transfer payments to individuals, are lower on a per capita basis in Puerto Rico than in any state. Transfer payments to individuals in fiscal year 2002 were $8.9 billion, of which $6.8 billion, or 75.8%, represented entitlements to individuals who had previously performed services or made contributions under programs such as Social Security, Veteran's Benefits, Medicare, and U.S. Civil Service retirement pensions. Total average employment has also increased. For example, from fiscal year 1998 to fiscal year 2002, average employment increased from 1,137,000 to 1,169,600.

The dominant sectors of the Puerto Rico economy are manufacturing and services. The manufacturing sector has undergone fundamental changes over the years as a result of increased emphasis on higher wage, high technology industries, such as pharmaceuticals, electronics, computers, microprocessors, professional and scientific instruments and certain high technology machinery and equipment. The services sector, including finance, insurance, real estate, wholesale and retail trade and tourism, also plays a major role in the economy. It ranks second only to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment.

The economy of Puerto Rico is closely linked with that of the United States. Factors affecting the United States economy usually have a significant impact on the performance of the Puerto Rico economy. Consequently, the recent economic downturn in the United States had an adverse impact on the Puerto Rico economy. In fiscal year 2002 (July 2001 through June 2002), trade with the U.S. accounted for approximately 89% of Puerto Rico's exports and approximately 50% of its imports. In this regard, in fiscal year 2002 Puerto Rico experienced an $18.2 billion positive merchandise trade balance.

Preliminary reports of the performance of the Puerto Rico economy during fiscal year 2002 indicate that the economy registered a decline of 0.2% in real gross product. Gross product in fiscal year 2002 was $45.2 billion ($35.2 billion in 1996 prices), compared to $44.2 billion in fiscal 2001 (35.3 billion in 1996 prices). This represents an increase in nominal gross product of 2.3% from fiscal year 1998 to 2002, but a decrease of 0.2% in 1996 prices. Aggregate personal income increased from $41.5 billion in fiscal 2001 ($37.2 billion in 1996 prices) to $42.6 billion in fiscal year 2002 ($38 billion in 1996 prices), and personal income per capita increased from $10,816 in fiscal year 2001 ($9,713 in 1996 prices) to $11,069 in fiscal year 2002 ($9,861 in 1996 prices). According to the Department of Labor and Human Resources Household Employment Survey, total monthly employment averaged 1,169,600 in fiscal year 2002 compared to 1,158,000 in fiscal 2001, an increase of 1%. However, notwithstanding this increase in average monthly employment, due to a higher labor participation rate and a significant increase in the civilian population aged 16 years and over, the unemployment rate increased from 10.45% during fiscal year 2001 to 12% during fiscal year 2002.

Macroeconomic figures for fiscal year 2003 will not be available until December 2003. The Planning Board's real gross product forecast for fiscal year 2003, made in February 2003, projects an increase of 1.7%. According to the Department of Labor and Human Resources Household Employment Survey, during fiscal year 2003, total monthly employment averaged 1,210,800, compared to 1,169,600 in fiscal year 2002, an increase of 3.5%. Notwithstanding this increase in average monthly employment, for the reasons mentioned above the unemployment rate increased slightly from 12% during fiscal year 2002 to 12.1% during fiscal year 2003.

The Planning Board's current real gross product forecast for fiscal year 2004, released in February 2003, projects an increase of 2.5%. Seasonally adjusted total employment for July 2003, the most recent month for which employment data is available, was 1,231,000, and increase of 4.0% compared to July 2002. The seasonally adjusted unemployment rate for July 2003 was 12.5%. As in the past, the economy of Puerto Rico is expected to follow the performance of the United States economy. Construction activity is expected to be the driving force of for economic growth in the short to medium-term. For fiscal year 2004 public construction investment is expected to reach approximately $4.0 billion.

Economic Development Program for Private Sector.

The Commonwealth's economic development program for the private sector is based on the following four initiatives: (i) the enactment of laws in Puerto Rico providing tax benefits that will promote foreign investment and increased economic activity; (ii) the acceleration and simplification of the local permitting process; (iii) the reduction of the costs of doing business in Puerto Rico; and, (iv) the amendment of Section 956 of the United States Internal Revenue Code of 1986 (the "Code") to incorporate new Federal income tax benefits that enhance the attractiveness of establishing operations in Puerto Rico.

Puerto Rico Legislation.

One of the benefits enjoyed by the Commonwealth is that corporations operating in Puerto Rico (other than corporations organized in the United States) and individuals residing in Puerto Rico generally are not subject to Federal income taxes. This enables the Commonwealth to utilize local tax legislation as a tool for stimulating economic development in Puerto Rico. See "Tax Incentives" below.

In this regard, the Commonwealth has enacted legislation extending certain benefits of its most recent tax incentive law, Act No. 135 of December 2, 1997 (the "1998 Tax Incentives Act"), to all eligible business operating under previous tax incentives laws. These benefits include 200% deductions for research and development expenses; worker training; the ability to deduct, as a current expense, investments in machinery and equipment; and the ability to claim a tax credit equal to 25% of the purchase price of a product manufactured in the Puerto Rico (in excess of a base amount) or 35% of the purchase price of a locally manufactured recycled product.

The 1998 Tax Incentives Act was also amended to allow a credit against the Puerto Rico income tax liability of investors that acquire the majority of the stock, partnership interests or operational assets of an exempted business that is in the process of closing operations in Puerto Rico. A credit against the Puerto Rico income tax liability is also provided to investors that contribute cash to such exempted business for the construction or improvement of its physical facilities and the purchase of machinery and equipment. The amount of the credit is equal to 50% of the cash invested for such purposes.

The Commonwealth has also recently enacted legislation which (i) reduces the capital gains tax from 20% to 10% in the case of individuals and estates and trusts, and from 25% to 12.5% in the case of corporations and partnerships organized under the laws of Puerto Rico or engaged in trade or business in Puerto Rico, for gains from the sale of eligible Puerto Rico investments; and, (ii) allows income tax credits for extraordinary investment in housing infrastructure. In addition, legislation was recently enacted that reduces the tax payable on certain qualifying debt obligations issued by Puerto Rico corporations and certain qualifying foreign corporations and paid to resident individuals, trusts and estates to 10% under certain circumstances.

In addition, legislation has been enacted: (i) amending the 1998 Tax Incentives Act to provide special income tax rates ranging from 0% to 2% to companies that establish operations in Puerto Rico in "core pioneer industries" which utilize innovative technology not previously used in Puerto Rico; (ii) granting tax credits with respect to eligible investments made in the construction or substantial rehabilitation of housing units to be rented to low income families; (iii) reducing to 7% the capital gains rate applicable to gains realized on the sale of shares of stock of Puerto Rico corporations sold in an initial public offering made prior to December 31, 2007 or acquired in public offerings made prior to December 31, 2007; (iv) granting income tax exemption to the fees received by financial institutions in connection with loans or guarantees of loan made to finance tourism development projects; (v) granting exemption to qualified associations administering timesharing rights or vacation clubs and to owners' associations of areas designated as tourism enhancement districts; (vi) granting income tax exemption for financial institutions for charges collected on obligations issued for the financing of tourism projects; (vii) granting tax exemption for the investments in infrastructure made by housing developers; (viii) granting tax credits to Puerto Rico businesses that acquire products manufactured in Puerto Rico for exportation; and (ix) rehabilitating urban centers through the development of housing projects, community areas, commercial areas, parks and recreational spaces, construction and renovation of structures and the development of bare or under-developed sites.

Acceleration and Simplification of Local Permitting Process. Another government initiative to promote economic activity is to simplify the regulatory process for obtaining government permits in order to accelerate the granting of permits and reduce the costs of the permitting process. As part of this initiative, the Commonwealth has established a multi-agency center that will handle in a coordinated way the permitting process and allows the filing of a single application for all government permits required for a project. Furthermore, the government has also developed a procedure that will allow agencies to conduct simultaneous public hearings in those instances when two or more agencies require them.

Reduction of the Costs of Doing Business. The Commonwealth believes that to make Puerto Rico more competitive and foster investment, it needs to reduce the cost of doing business in Puerto Rico. As part of this initiative, Puerto Rico Industrial Development Company ("PRIDCO") is conducting a thorough evaluation of the cost of doing business in Puerto Rico in order to develop new proposals to reduce such costs.

One of the costs of doing business in Puerto Rico that is high, particularly for the manufacturing industry, relative to competing jurisdictions, is the cost of electricity. Puerto Rico is heavily dependent on oil imports for the production of electricity. As a result of the construction of two cogeneration plants, however, one of which is fueled by liquefied natural gas and the other by coal, Puerto Rico's dependence on oil imports for the production of electricity has been reduced from 99% to 72%. PREPA now estimates that these plants could provide up to 33% of its electric energy requirements. In addition, PREPA has commenced a hedging program with respect to a portion (about 8%) of its oil supplies to lessen the impact of the volatility of oil prices on the cost of electricity.

Federal Legislative Proposals. In order to enhance the attractiveness for United States companies of establishing operations in Puerto Rico, the Commonwealth government is seeking to amend Section 956 of the Code to provide for a new and permanent tax regime applicable to U.S. based businesses that have operations in the Commonwealth or other U.S. possessions. This proposed regime is based on the tax rules generally applied to U.S. corporations with international operations, but with certain modifications intended to promote employment in both the Commonwealth and the United States.

The number of persons employed in Puerto Rico during fiscal year 2003 averaged 1,212,000. Unemployment, although at relatively low historical levels, remains above the United States average. The average unemployment rate decreased from 13.6% in fiscal year 1998 to 12.1% in fiscal year 2003.

Puerto Rico has a diversified economy. During the period between fiscal year 1998 and 2002, the manufacturing and services sectors generated the largest portion of gross domestic product. Three sectors of the economy provide the most employment: manufacturing, services, and government.

Manufacturing is the largest sector of the Puerto Rico economy in terms of gross domestic product. The Planning Board estimates that in fiscal year 2002 manufacturing generated $30.0 billion or 42.2% of gross domestic product. During fiscal year 2003 payroll employment for the manufacturing sector was 118,400 a decrease of 2.6% compared with 2002, with most of the job losses occurring in labor intensive industries. Most of the island's manufacturing output is shipped to the U.S. mainland, which is also the principal source of semi-finished manufactured articles on which further manufacturing operations are performed in Puerto Rico.

Manufacturing in Puerto Rico is now more diversified than during earlier phases of industrial development and includes several industries less prone to business cycles. In the last three decades, industrial development has tended to be more capital intensive and more dependent on skilled labor. This gradual shift in emphasis is best exemplified by heavy investment over the last decade in pharmaceuticals, scientific instruments, computers, and electrical products industries in Puerto Rico. One of the factors assisting the development of the manufacturing sector has been the tax incentives offered by the federal and Puerto Rico governments. Federal legislation enacted in 1996, which amended Section 936 of the United States Internal revenue Code of 1986, as amended, phases out the federal tax incentives during a ten-year period.

While total employment in the manufacturing sector decreased by 19,822 from March 1998 to March 2002, other indicators of the manufacturing sector suggest that manufacturing production increased. Average weekly hours worked increased 2.5% from fiscal year 1998 to fiscal year 2002. Thus, the reduction in manufacturing employment occurred during a period of significant expansion in real manufacturing output, as reflected in the growth of exports. This trend suggests a significant increase in manufacturing productivity. Most of the decreases in employment have been concentrated in the labor-intensive industries, particularly apparel, textiles, tuna canning, and leather products.

Puerto Rico has experienced significant growth in the services sector, which includes finance, insurance, real estate, wholesale and retail trade, tourism and other services, in terms of both income and employment, over the past decade, showing a favorable trend as compared with certain other industrialized economies. During the period between fiscal year 1998 and fiscal year 2002, the gross domestic product in this sector increased at an annual average rate of 7.1%, while employment increased at an annual average rate of 2.2%. The development of the services sector has been positively affected by demand generated by other sectors of the economy, such as manufacturing, construction, and agriculture. The services sector in Puerto Rico has a diversified base.

The high degree of knowledge, skills, and expertise in professional and technical services available in Puerto Rico places the island in a favorable competitive position with respect to Latin America and other trading countries throughout the world. The services sector ranks second to manufacturing in its contribution to gross domestic product, and is the sector with the greatest employment. In fiscal year 2002, services generated $27.2 billion of gross domestic product, or 38.2% of the total. Service employment grew from 444,000 in fiscal year 1998 to 484,000 in fiscal year 2002 (representing 48.4% of total employment). This represents a cumulative increase of 8.9%, which exceed the 0.9% cumulative growth in total employment over the same period. Wholesale and retail trade, finance, insurance, and real estate have experienced significant growth in the fiscal year 1998 to 2002 period, as measured by gross domestic product. Gross domestic product in wholesale and retail trade increased from $7.3 billion in fiscal year 1998 to $8.7 billion in fiscal year 2002. In finance, insurance, and real estate, gross domestic product increased from $7.3 billion in fiscal year 1998 to $11.3 billion in fiscal year 2002. There are sixteen commercial banks and trust companies currently operating in Puerto Rico. Total assets of these institutions as of December 31, 2002 were $90.5 billion. As of December 31, 2002, there were thirty five international banking entities operating in the Commonwealth licensed to conduct offshore banking transactions with total assets of $50.5 billion.

Total visitors' expenditures accounted for 5.5% of the island's gross domestic product in fiscal year 2002, compared to 3.9% in fiscal year 2001. Visitors' expenditures and the number of visitors to the island had grown consistently from 1985 to 1998. In fiscal year 1999, however, the number of visitors to the island decreased, due in part to the effect of Hurricane Georges, which struck the island in September 1998. During fiscal years 2000 and 2001, the number of visitors to the island increased to 4.6 million and 4.9 million, respectively, and visitors' expenditures increased to $2.4 billion and $2.7 billion, respectively. In fiscal year 2002, in the aftermath of the terrorist acts of September 11, 2001, the number of visitors of the island decreased to 4.4 million, visitors' expenditures decreased to $2.5 billion and the number of persons registered in tourist hotels decreased 3.4%. The average occupancy rate in tourist hotels during fiscal year 2002 was 64.3% compared to 70.0% in fiscal year 2001. The average number of rooms rented in tourist hotels decreased 4.9% during fiscal year 2002 compared with fiscal year 2001.

During fiscal year 2003 the number of persons registered in tourist hotels was 1,734,800 an increase of 8.6% over the number registered in fiscal year 2002. The average occupancy rate in tourist hotels during fiscal year 2003 was 67.9% compared to 64.4% in fiscal year 2002. The average number of rooms available in tourist hotels increased 3.2% during fiscal year 2003 compared with fiscal year 2002, representing openings of new hotels and hotel expansions. During fiscal year 2003, hotels comprising 870 new hotel rooms have opened and, as of August 2003, several hotels, representing more than 2,000 additional rooms, are under various stages of development or construction.

San Juan has become the largest home port for cruise ships in the Caribbean and the fourth largest home port for cruise ships in the world.

The government sector of Puerto Rico plays an important role in the economy of the island. In fiscal year 2002, the government accounted for $6.3 billion of Puerto Rico's gross domestic product, or 8.9% of the total, and provided 278,000 jobs or 27.8% of the total non-farm payroll employment. Government sector employment does not include employment by public corporations, which employment is included in other sectors. These public corporations include significant employers such as the Electric Power Authority and the Aqueduct and Sewer Authority. The government's (including the central government, the public corporations, and the municipalities, but excluding the federal government) share of non-farm payroll employment, measured according to the payroll survey, has diminished from 34.9% in fiscal year 1980, to 33.6% in fiscal year 1990, to 26.4% in fiscal year 2000.

On February 25, 1998, legislation was enacted permitting the unionization of government employees (excluding municipal employees). Under this law, government employees are given collective bargaining rights subject to a number of limitations. Among those limitations are: employees are prohibited from striking; annual salary increases are limited; employees cannot be required to become union members and pay union dues; and collective bargaining negotiations cannot occur in an election year.

Thirty-four shipping lines offer regular ocean freight service to eighty United States and foreign ports. San Juan is the island's leading seaport, but there are also seaport facilities at other locations on the island including Arecibo, Culebra, Fajardo, Guayama, Guayanilla, Mayagüez, Ponce, Vieques and Yabucoa.

Luis Muñoz Marín International Airport is currently served by twenty-six United States and international airlines. At present, there is daily direct service between San Juan and Atlanta, Boston, Chicago, Dallas, Miami, New York, Philadelphia and numerous other destinations within the United States. There is also regularly scheduled service between Puerto Rico and other Caribbean islands and certain Latin American and European cities. A major United States airline uses San Juan as a hub for its intra-Caribbean airline service. Several smaller airports serve intra-island traffic.

The island's major cities are connected by a modern highway system, which, as of December 31, 2002, totaled approximately 4,589 miles. The highway system comprises 379 miles of primary system highways, 229 miles of primary urban system highways, 954 miles of secondary system highways and 3,027 miles of tertiary highways and roads.The Commonwealth is conducting a request for proposal process to select a private company to develop, construct and operate a world-class transshipment facility on the south coast of Puerto Rico, to be called the Port of the Americas. This state-of-the-art facility will handle Post-Panamax vessels with a capacity of more than 6,000 TEU's (Twenty-Foot Equivalent Unit cargo trailers). The Port of the Americas Authority, created by legislation, will select and negotiate with the developer and operator of the project. GDB has provided a $10 million line of credit earmarked for the initial environmental and feasibility studies. Construction is expected to begin in 2004, and partial operation of the Port of the Americas could begin as early as 2006.

The construction industry has experienced substantial real growth since fiscal year 1987. During the period from fiscal year 1998 through fiscal year 2002 construction investment increased 27.5%. The total value of construction permits increased 63.9% over the same five-year period. The strength of public investment has been an important component in the significant expansion of construction investment. During fiscal year 2002, approximately 36.7% of the total investment in construction was related to public projects. In fiscal year 2002, the average payroll employment in the construction sector was 69,243.

During fiscal year 2003, the total value of construction permits increased 22%, compared with the same period in fiscal year 2002. Total sales of cement, including imports, increased 1.3% during fiscal year 2003 in comparison with the same period of fiscal year 2002. The average payroll employment in the construction sector during fiscal year 2003 was 65,620, a decrease of 5.2% from fiscal year 2002.

For fiscal year 2004, approximately $4.0 billion is expected to be invested in public improvements. Public investment will be primarily in housing, new schools (and school reconstruction programs), water projects and other infrastructure projects to be undertaken by the Puerto Rico Aqueduct and Sewer Authority, the Puerto Rico Convention Center District Authority, the Puerto Rico Electric Power Authority ("PREPA"), the Puerto Rico Highway and Transportation Authority ("PRHTA"), the Puerto Rico Infrastructure Financing Authority, the Puerto Rico Ports Authority, the Puerto Rico Public Buildings Authority, the Puerto Rico Special Communities Perpetual Trust, and the University of Puerto Rico.

The Department of Agriculture and related agencies have directed their efforts at increasing and improving local agricultural production, increasing efficiency and quality of produce, and stimulating import substitution where economically feasible. During fiscal year 2002, gross income from agriculture was $724.1 million, an increase of 1.2% in comparison with fiscal year 2001. Agriculture gross income consists of the total value of production in the principal agricultural sectors, which include traditional crops, cattle products, farinaceous vegetables, fruits, and other products. Recently non-traditional crops, livestock and poultry have contributed a higher percentage of the sector's income.

The government of Puerto Rico supports agricultural activities through incentives, subsidies, and technical and support services, in addition to income tax exemptions for qualified income derived by bona fide farmers. Act No. 225, approved December 1, 1995, increased the tax benefits available to bona fide farmers. The Act provides a 90% income tax exemption for income derived from agricultural operations, an investment tax credit equal to 50% of the investment in qualified agricultural projects, and a 100% exemption from excise taxes, real and personal property taxes, municipal license taxes, and tariff payments. It also provides full income tax exemption for interest income from bonds, notes and other debt instruments to be issued by financial institutions to provide financing to agricultural business. Subsequent legislation imposed an aggregate annual limitation of $15 million on the investment tax credits available under Act. No. 225.

Policy changes have been implemented to promote employment and income generated by the agricultural sector. The policy initiatives include restructuring the Department of Agriculture, an increase in government purchases of local agricultural products, and a new system of agricultural credits and subsidies for new projects.

One of the factors that has promoted and continues to promote the development of the manufacturing sector in Puerto Rico has been the various local and federal tax incentives available, particularly those under Puerto Rico's Industrial Incentives Program and, until recently Sections 30A and 936 of the Code. Tax and other incentives have also been established to promote the development of the tourism industry. These incentives are summarized below.

Since 1948, Puerto Rico has had various industrial incentive laws designed to stimulate industrial investment in the island. Under these laws, companies engaged in manufacturing and certain other designated activities were eligible to receive full or partial exemption from income, property, and other local taxes. The most recent of these industrial incentives laws is the 1998 Tax Incentives Act, a new industrial incentives law aimed at attracting and retaining foreign investment in Puerto Rico.

The benefits provided by the 1998 Tax Incentives Act are available to new companies as well as companies currently conducting tax-exempt operations in Puerto Rico that choose to renegotiate their existing tax exemption grant. Activities eligible for tax exemption include manufacturing, certain designated services performed for markets outside Puerto Rico, the production of energy from local renewable sources for consumption in Puerto Rico, and laboratories for scientific and industrial research. For companies qualifying thereunder, the 1998 Tax Incentives Act imposes income tax rates ranging from 2% to 7% for periods ranging from 10 to 25 years. In addition, it grants 90% exemption from property taxes, 100% exemption from municipal license taxes during the first eighteen months of operation and between 80% and 60% thereafter, and 100% exemption from municipal excise taxes. The 1998 Tax Incentives Act also provides various special deductions designated to stimulate employment and productivity, research and development, and capital investment in Puerto Rico.

Under the 1998 Tax Incentives Act, companies are able to repatriate or distribute their profits free of Puerto Rico dividend taxes. In addition, passive income derived from the investment of eligible funds in Puerto Rico's financial institutions, obligations of the government of Puerto Rico, and other designated investments are fully exempt from income and municipal license taxes. Individual shareholders of an exempted business are allowed a credit against their Puerto Rico income taxes equal to 30% of their proportionate share in the exempted business' income tax liability. Gain from the sale or exchange of shares of an exempted business by its shareholders during the exemption period is subject to a 4% income tax rate.

For many years Puerto Rico has also had incentives laws designed to stimulate investment in hotel operations on the island. The most recent of these laws, the Tourism Incentives Act of 1993, provides exemptions from income, property, and municipal license taxes for a period of up to 10 years. The Tourism Incentives Act also provides certain tax credits for qualifying investments in hotel development projects. Recently enacted legislation provides further tourism incentives by granting certain tax exemptions on interest income received from permanent or interim financing of tourism development projects and fees derived from credit enhancements provided to the financing of such projects.

As part of the incentives to promote the tourism industry, the Commonwealth established the Tourism Development Fund as a subsidiary of GDB with the authority to (i) make investments in or provide financing to entities that contribute to the development of the tourism industry and (ii) provide financial guarantees for financing hotel development projects. To date the Fund has provided financial guarantees to private entities issuing bonds or borrowing funds to finance the development of fifteen hotel projects representing approximately 3,600 new hotel rooms.

U.S. corporations operating in Puerto Rico have been subject to special tax provisions since the Revenue Act of 1921. Prior to the Tax Reform Act of 1976, under Section 931 of the Code, U.S. corporations operating in Puerto Rico (and meeting certain source of income tests) were taxed only on income arising from sources within the United States. The Tax Report Act of 1976 created Section 936 of the Code, which revised the tax treatment of U.S. corporations operating in Puerto Rico by taxing such corporations on their worldwide income in a manner similar to that applicable to any other U.S. corporation but providing such corporations a full credit for the federal tax on their business and qualified investment income in Puerto Rico. The credit provided an effective 100% federal tax exemption for operating and qualifying investment income from Puerto Rico sources. As a result of additional amendments made in 1996 (the "1996 Amendments"), as described below, the tax credit is now being phased out over a ten-year period for companies that were operating in Puerto Rico in 1995 and is no longer available for corporations that establish operations in Puerto Rico after October 13, 1995 (including existing Section 936 Corporations (as defined below) to the extent substantially new operations are established in Puerto Rico). The 1996 Amendments eliminated the credit previously available for income derived from certain qualified investments in Puerto Rico. The Section 30A Credit and the remaining Section 936 credit are discussed below.

Section 30A. The 1996 Amendments added a new Section 30A to the Code. Section 30A permits a "qualifying domestic corporation" ("QDC") that meets certain gross income tests (which are similar to the 80% and 75% gross income tests of Section 936 of the Code discussed below) to claim a credit (the "Section 30A Credit") against the federal income tax imposed on taxable income derived from sources outside the U.S. from the active conduct of a trade or business in Puerto Rico or from the sale of substantially all the assets used in such business ("possession income"). The Section 30A Credit will not be available for taxable years commencing after 2005.

A QDC is a U.S. corporation which: (i) was actively conducting a trade or business in Puerto Rico on October 13, 1995; (ii) had a Section 936 election in effect for its taxable year that included October 13, 1995; (iii) does not have in effect an election to use the percentage limitation of Section 936(a)(4)(B) of the Code; and (iv) does not add a "substantial new line of business."

The Section 30A Credit is limited to the sum of: (i) 60% of qualified possession wages as defined in the Code, which includes wages up to 85% of the maximum earnings subject to the OASDI portion of Social Security taxes plus an allowance for fringe benefits of 15% of qualified possession wages; (ii) a specified percentage of depreciation deductions ranging between 15% and 65%, based on the class life of tangible property; and (iii) a portion of Puerto Rico income taxes paid by the QDC, up to a 9% effective tax rate (but only if the QDC does not elect the profit-split method for allocating income from intangible property).

In the case of taxable years beginning after December 31, 2001, the amount of possession income that would qualify for the Section 30A Credit would be subject to a cap based on the QDC's possession income for an average adjusted base period ending before October 14, 1995 (the "income cap").

Section 936. Under Section 936 of the Code, as amended by the 1996 Amendments, U.S. corporations that meet certain requirements and elect its application ("Section 936 Corporations") are entitled to credit against their U.S. corporate income tax, the portion of such tax attributable to income derived from the active conduct of a trade or business within Puerto Rico ("active business income") and from the sale or exchange of substantially all assets used in the active conduct of such trade or business.

Under Section 936, a Section 936 Corporation may elect to compute its active business income, eligible for the Section 936 credit, under one of three formulas: (i) a cost-sharing formula, whereby it is allowed to claim all profits attributable to manufacturing intangibles and other functions carried out in Puerto Rico provided it makes a cost sharing payment in the amount required under section 936; (ii) a profit-split formula, whereby it is allowed to claim 50% of the combined net income of its affiliated group from the sale of products manufactured in Puerto Rico; or (iii) a cost-plus formula, whereby it is allowed to claim a reasonable profit on the manufacturing costs incurred in Puerto Rico. The Section 936 credit is now only available to companies that were operating in Puerto Rico on October 13, 1995, and had elected the percentage of income credit provided by Section 936. Such percentage of income credit is equal to 40% of the federal income tax otherwise imposable on the Puerto Rico active business income or derived from the sale or exchange of substantially all assets used in such business.

In the case of taxable years beginning on or after 1998, the possession income subject to the Section 936 credit will be subject to a cap based on the Section 936 Corporation's possession income for an average adjusted base period ending on October 14, 1995. The Section 936 credit is eliminated for taxable years commencing after 2005.

Because of the credit limitations and impending phase-out, a large number of firms previously operating under the provisions of Sections 936 and 30A have restructured their operations in Puerto Rico, in whole or in part, to become controlled foreign corporations ("CFCs"). A CFCs is a corporation which is organized outside the United States and is controlled by United States shareholders. In general, a CFCs may defer the payment of federal income taxes on its trade or business income until such income is repatriated to the United States in the form of dividends or through investments in certain United States properties. The Puerto Rico Office of Tax Exemption has received notification of over eighty corporations that have converted part or all of their operations under Puerto Rico tax incentives laws to CFCs. These corporations include most of the major pharmaceutical, instrument, and electronics companies manufacturing in Puerto Rico.

CFCs operate under transfer pricing rules for intangible income that are different from those of Sections 936 and 30A corporations. In many cases, they are allowed to attribute a large share of this income to their Puerto Rico operation, but must make a royalty payment "commensurate with income" to their U.S. affiliates. Section 936 companies were exempted from Puerto Rico withholding taxes on any cost sharing payments they might have opted to make, but CFCs are subject to a 10% Puerto Rico withholding tax on royalty payments. The recent increase in Puerto Rico revenues attributable to withholding taxes on royalty payments suggests that a significant share of the net income previously reported by corporations operating under the profit split method of Section 936 has been transferred to CFCs.

One of the elements of the Commonwealth's new economic development plan involves amending the Code to provide a new tax regime applicable to U.S.-based businesses that have operations in Puerto Rico or other United States possessions. A proposal to amend the Code in this regard put forth by the Governor of Puerto Rico would amend the Code as follows: (i) Sections 30A and 936 would be allowed to expire according to their terms; (ii) Section 956 would be amended to exclude from current U.S. tax 90% of the otherwise taxable investments in certain U.S. property made by a "Qualified CFC" out of its "Qualified Income"; (iii) as an alternative to the Section 956 exclusion, Section 245 would be amended to allow an 85% dividends received deduction with respect to dividends paid out of Qualified Income by the Qualified CFC; and (iv) the investments in U.S. properties by the Qualified CFC out of its Qualified Income will not be subject to the imputation of interest nor to treatment as a constructive dividend.

A "Qualified Possession CFC" would be defined under the Code as a controlled foreign corporation, incorporated under the laws of the Commonwealth or a United States possession. "Qualified Income" would be limited to that portion of the CFC's foreign source income that is derived from the active conduct by the CFC of a trade or business in Puerto Rico (or a possession of the United States) or from the sale or exchange of substantially all the assets used by the CFC in the active conduct of such a trade or business. The proposed Section 956 exclusion would be applicable only to income that is eligible for deferral under general U.S. tax principles. Thus, for example, passive income received by the CFC could not be converted from income that is currently taxable under Subpart F of the Code into income eligible for deferral by the investment of such amounts in U.S. property pursuant to the proposed amendment to Section 956.

It is not possible at this time to determine whether the proposal will be enacted into law or whatever amendments, if any, may be made to it.

Public sector debt comprises bonds and notes of the Commonwealth, its municipalities, and public corporations. The Constitution of the Commonwealth limits the amount of general obligation (full faith and credit) debt that can be issued or guaranteed by the Commonwealth. The Commonwealth's policy has been and continues to be to maintain the amount of such debt prudently below the constitutional limitation. Direct debt of the Commonwealth is supported by Commonwealth taxes. Debt of municipalities, other than bond anticipation notes, is supported by real and personal property taxes, and municipal license taxes. Debt of public corporations, other than bond anticipation notes, is generally supported by the revenues of such corporations from rates charged for services or products. However, certain debt of public corporations is supported, in whole or in part, directly or indirectly, by Commonwealth appropriations or taxes. In each case, Government Development Bank, as fiscal agent of the Commonwealth and its municipalities and public corporations, must approve the specific terms of each issuance. At June 30, 2003, the Commonwealth had direct debt of $6,886,176,000; municipal debt of $1,995,145,000; and public corporation debt of $21,939,880,000 of which 614,218,000 is guaranteed by the Commonwealth and $14,449,840,000 is supported by Commonwealth appropriations or taxes.

The total public sector debt at June 30, 2003 does not take into account the issuance after such date of certain general purpose revenue bonds, refunding revenue bonds, public improvements bonds, tax revenue anticipation notes, special obligations bonds and capital fund program bonds, by the Commonwealth and public corporations in the principal aggregate amount of $2,833,375,159, principal repayments and redemptions, and additional borrowings under lines of credit provided by GDB. Excluded from the total public sector debt is debt not primarily payable from either Commonwealth or municipal taxes, Commonwealth appropriations or rates charged by public corporations for services or products. Also excluded from the total public sector debt is debt issued by GDB and its affiliates to purchase certain Commonwealth public sector debt and to finance the purchase of bonds of Puerto Rico municipalities, respectively, the inclusion of which would reflect double counting.

During fiscal years 1999 and 2000 public sector debt increased 1.6% and 5.0% respectively, while gross product of Puerto Rico increased 9.0% and 8.2% respectively for such years. During fiscal years 2001 and 2002 public sector debt increased by 10.4% and 10.5% respectively, compared to a 6.7% and 2.3% increase respectively in gross product of Puerto Rico for such years.

As of June 30, 2003, outstanding short-term debt, relative to total debt, was 5.2%.

Public employees of the government of Puerto Rico and its instrumentalities are covered by five retirement systems: The Employees Retirements System of the Government of Puerto Rico and its Instrumentalities (the "Employees Retirement System"), the Annuity and Pension System for the Teachers of Puerto Rico (the "Teachers Retirement System"), the Commonwealth of Puerto Rico Judiciary Retirement System (the "Judiciary Retirement System"), the Retirement System of the University of Puerto Rico (the "University Retirement System"), and the Employees Retirement System of Puerto Rico Electric Power Authority (the "Electric Power Authority Retirement System").

The University Retirement System and the Electric Power Authority Retirement System apply to employees of the University of Puerto Rico and Electric Power Authority, respectively. The government of Puerto Rico is not required to contribute directly to those two systems, although a large portion of University revenues is derived from legislative appropriations.

The Teachers Retirement System covers primarily public school teachers, the Judiciary Retirement System covers judges, and the Employees Retirement System covers all other employees of the government of Puerto Rico, its municipalities and instrumentalities. As of June 30, 2001, the total number of active members of the three systems was as follows: Employees Retirement System, 156,009; Teachers Retirement System, 46,640, and Judiciary Retirement System, 357. The three systems are financed by contributions made by employers (the government of Puerto Rico, public corporations, or municipalities), employees, and investment income. The government is responsible for approximately 67% of total employer contributions to the Employees Retirement System, and the other 33% is the responsibility of public corporations and municipalities. The government of Puerto Rico is also responsible for 100% and 99% of total employer contributions to the Judiciary and Teachers Retirement Systems, respectively. Retirement and related benefits provided by the systems and required contributions to the systems by employees are determined by statute. Required contributions to the systems by employers are determined by statute with respect to the Teachers Retirement System and, with respect to the Employees and Judiciary Retirement Systems, by the Administrators of the Systems.

According to the most recent actuarial valuation of the Employees Retirement System and Judiciary Retirement System submitted by a firm of independent consulting actuaries, as of June 30, 2001, the total pension benefit obligation for the Employees Retirement System and the Judiciary Retirement System was $9,881,481,000 and $162,186,168, respectively. The unfunded pension benefit obligation of the Employees Retirement System and Judiciary Retirement System for the same period was $7,452,817,000 and $92,103,168, respectively representing a funding ratio of 25% and 43%, respectively. This funding ratio does not take into account the recent significant decline in the equities market and the resulting reduction in the value of the equity portfolio.

The most recent actuarial valuation was completed in accordance with the "Projected Unit Credit" method. An investment return of 8.5% per year, a salary increase of 5% per year, and a post-retirement benefit increase of 3% every third year were assumed. In the case of Employees Retirement Systems, Act No. 10 of May 21, 1992 provided three benefit increases of 3% each. The first 3% increase was granted to retirees who had been receiving their annuities for three or more years as of that date. The second 3% increase was granted to retirees who had been receiving their annuities for three or more years as of January 1, 1995. This increase is being financed by additional contributions from the employers. The third 3% increase was granted to retirees who had been receiving their annuities for three or more years as of January 1, 1998. This third increase is being partially funded with additional contributions from some of the employers. On June 13, 2001, the Legislature approved a law providing another 3% increase, effective as of January 1, 2001, in post-retirement annuity payments granted on or prior to January 1, 1998. Subsequent increase will depend upon the explicit approval of the System's Board of Trustees and the Legislature of Puerto Rico. In the case of the Judiciary Retirement System, Act No. 41 of June 13, 2001 provides a 3% increase in annuity payments, commencing on January 1, 2002 and every three years thereafter, to retirees who have been receiving their annuities for three or more years as of that date.

On February 1, 1990, the Legislature of Puerto Rico enacted Act No. 1 amending the organic act of the Employees Retirement System to reduce the future pension liabilities of the Employees Retirement System. Among other provisions, the legislation increased the level of contribution to the System and limited the retirement benefits for new employees by increasing the length of time for the vesting of certain benefits and reducing the level of benefits in the case of early retirement. The legislation also reduced the level of occupational disability benefits and death benefits received by new employees.

Also, Act No. 305 of September 24, 1999, further amended the organic act of the Employees Retirement System to change it, prospectively, from a defined benefit system to a defined contribution system. This amendment provides for the establishment of an individual account for each employee hired by the government after December 31, 1999 and for current employees who elect to transfer from the existing defined benefit system. The individual account of each current employee is credited initially with an amount equal to his aggregate contributions to the Employees Retirement System, plus interest. Current employees who do not elect to transfer to the new defined contribution system will continue accruing benefits under the current defined benefits system. The individual account of each participant of the new defined contribution system is credited monthly with the participant's contribution and is credited semiannually with a rate of return based on either of two notional investment returns. Such accounts are not credited with any government contributions. Instead, government contributions will now be used completely to reduce the unfunded accumulated pension liability of the Employees Retirement System.

The law approving the sale of a controlling interest in the Puerto Rico Telephone Company ("PRTC") to a consortium led by GTE International Telecommunications Incorporated (subsequently acquired by Verizon Communications Inc., "Verizon") provides that any future proceeds received by the government from the sale of its remaining 43% stock ownership in PRTC will be transferred to the Employees Retirement System to reduce its accumulated unfunded pension benefit obligation. In January 2002, Verizon exercised its option to purchase and purchased an additional 15% of the stock of PRTC for $172 million. The proceeds of the sale were deposited into the Employees Retirement System.

The Employee Retirement System's disbursements of benefits during fiscal year 2002 and 2003 exceeded contributions and investments income for such years. This cash shortfall was covered with a portion of the proceeds from the sale to Verizon of the 15% stock ownership in PRTC. The Employees Retirement System anticipates that its future cash flow needs for disbursements of benefits to participants may exceed the sum of the employer and employee contributions received and its investment and other recurring income. The Employees Retirement System expects to cover this cash flow imbalance in the next few fiscal years with the proceeds from the sale of its remaining shares of PRTC stock. The Employees Retirement System is currently evaluating other measures to increase its revenues.

According to the most recent actuarial valuation of the Teachers Retirement System submitted by a firm of independent consulting actuaries, as of June 30, 2001, the accrued actuarial liability of the system was $3.684 billion and the value of assets amounted to $2.84 billion, representing a funding ratio of 62%, and the resulting unfunded accrued liability was $1.40 billion. This funding ratio does not take into account the recent significant decline in the equities market and the resulting reduction in the value of the equity portfolios. As of June 30, 2000, the remaining amortization period for the unfunded liability is 19 years. The actuarial valuation assumed an investment return of 8% per year and salary increase of 5% per year. Act No. 43 of January 27, 2000 increased the amount of the employee contribution from 7% to 9%, effective immediately. This will result in an increase of employee contributions of $1.5 million.

The fiscal year of the government of Puerto Rico begins each July 1. The Governor is constitutionally required to submit to the Legislature an annual balanced budget of capital improvements and operating expenses of the central government for the ensuing fiscal year. The annual budget is prepared by Office of Management and Budget ("OMB"), working with the Planning Board, the Department of the Treasury, and other government offices and agencies. Section 7 of Article VI of the Constitution provides that "The appropriations made for any fiscal year shall not exceed the total revenues, including available surplus, estimated for said fiscal year unless the imposition of taxes sufficient to cover said appropriations is provided by law."

The annual budget, which is developed utilizing elements of program budgeting, includes an estimate of revenues and other resources for the ensuing fiscal year under: (i) laws existing at the time the budget is submitted; and (ii) legislative measures proposed by the Governor and submitted with the proposed budget, as well as the Governor's recommendations as to appropriations that in her judgment are necessary, convenient, and in conformity with the four-year investment plan prepared by the Planning Board.

The Legislature may amend the budget submitted by the Governor but may not increase any items so as to cause a deficit without imposing taxes to cover such deficit. Upon passage by the Legislature, the budget is referred to the Governor who may decrease or eliminate any item but may not increase or insert any new item in the budget. The Governor may also veto the budget in its entirety and return it to the Legislature with her objections. The Legislature, by a two-thirds majority in each house, may override the Governor's veto. If a budget is not adopted prior to the end of the fiscal year, the annual budget for the preceding fiscal year as originally approved by the Legislature and the Governor is automatically renewed for the ensuing fiscal year until a new budget is approved by the Legislature and the Governor. This permits the government of Puerto Rico to continue to make payments of its operating and other expenses until a new budget is approved.

During any fiscal year in which the resources available to the Commonwealth are insufficient to cover the appropriations approved for such year, the Governor may take administrative measures to reduce expenses and submit to both houses of the Legislature a detailed report of any adjustment necessary to balance the budget, or make recommendations to the Legislature for new taxes or authorize borrowings under provisions of existing legislation or take any other necessary action to meet the estimated deficiency. Any such proposed adjustments shall give effect to the "priority norms" established by law for the disbursement of public funds in the following order of priority: first, the payment of the interest on and amortization requirements for public debt (Commonwealth general obligations and guaranteed debt for which the Commonwealth's guarantee has been exercised); second, the fulfillment of obligations arising out of legally binding contracts, court decisions on eminent domain, and other unavoidable obligations to protect the name, credit, and good faith of the Commonwealth; third, current expenditures in the areas of health, protection of persons and property, education, welfare, and retirement systems; and fourth, all other purposes.

Act No. 147 of June 18, 1980 created a Budgetary Fund, as amended (the "Budgetary Fund Act"), to cover the appropriations approved in any fiscal year in which the revenues available for such fiscal year are insufficient, honor the public debt, and provide for unforeseen circumstances in the provision of public services. The Budgetary Fund Act was amended in 1994 to require that an annual legislative appropriation equal to one third of one percent (.33%) of the total budgeted appropriations for each fiscal year be deposited in the Budgetary Fund. In 1997, the Budgetary Fund Act was further amended to increase the annual legislative appropriation required to be deposited in the Budgetary Fund to one percent (1%) of the total revenues of the preceding fiscal year, beginning in fiscal year 2000. In addition, other income (not classified as revenues) that is not assigned by law to a specific purpose is also required to be deposited in the Budgetary Fund. The maximum balance of the Budgetary Fund may not exceed six percent (6%) of the total appropriations included in the budget for the preceding fiscal year. As of July 1, 2003, after considering adjustments made at the end of fiscal year 2003, the balance of the Budgetary Fund was $115 million.

In Puerto Rico, the central government has many functions which in the fifty states are the responsibility of local government, such as providing public education and police and fire protection. The central government also makes large annual grants to the University of Puerto Rico, Puerto Rico Aqueduct and Sewer Authority ("PRASA"), and to the municipalities. The grants to the University of Puerto Rico are included in current expenses for education and the debt service on general obligation bonds is included in current expenses for debt service. Debt service on Sugar Corporation notes paid by the government of Puerto Rico is included in current expenses for economic development, and debt service on Urban Renewal and Housing Corporation bonds and notes and on Puerto Rico Housing Finance Authority mortgage subsidy bonds paid by the government of Puerto Rico is included in current expenses for housing.

Approximately 30% of the General Fund is committed for payment of fixed changes such as municipal subsidies, grants to the University of Puerto Rico, contributions to PRASA, funding for the judiciary branch and rental payments to Public Building Authority, among others, including debt service on direct debt of the Commonwealth. In the case of the judiciary branch, legislation approved in December 2002 provides that, commencing on fiscal year 2004, the Commonwealth will appropriate annually to the judiciary branch an amount initially equal to 3.3% of the average annual revenue from internal sources for each of the two preceding fiscal years. This percentage will increase until it reaches 4% in fiscal year 2008, and may be further increased upon review, with scheduled reviews every five years.

The consolidated budget for fiscal year 2004 totaled $23.354 billion. Of this amount, 13.270 billion is assigned to the central government. This includes General Fund total resources and appropriations of $8.265 billion, which represents an increase of $422 million, or 5.4% over budgeted amounts for fiscal year 2003. These total resources include $7.925 billion of total revenues and $340 million of other sources.

In the fiscal year 2004 budget, revenues and other resources of all budgetary funds total $12,609,829,000 excluding balances from the previous fiscal year and general obligation bonds authorized. The estimated net increase in General Fund revenues in fiscal year 2004 is accounted for by increases in personal income taxes (up $48,322,000), excise taxes on alcoholic beverages (up $13,418,000), corporation income taxes (up $61,015,000), general 5% excise taxes (up $50,291,000), excise taxes on cigarettes (up $9,513,000), excise taxes on motor vehicles and accessories (up $43,748,000), electronic lottery (up $26,000,000), Federal excise taxes on off-shore shipments (up $20,042,000), income tax withheld from non-residents (up $42,859,000) and decreases in customs (down $5,918,000) and tollgate taxes (down $23,321,000).

Current expenses and capital improvements of all budgetary funds total $13,270,074,000, an increase of $669,281,000 from fiscal year 2003. The major changes in General Fund expenditures by program in fiscal year 2004 are: increases in education (up $116,054,000), health (up $86,840,000), public safety and protection (up $2,452,000), debt service on Commonwealth's general obligations and guaranteed debt (up $76,013,000), other debt service consisting principally of Commonwealth appropriation debt (up $63,193,000), special pension contributions (up $62,451,000), general government (up $2,452,000), housing (up $1652,000), and transportation and communications (up $4,687,000) and decreases in economic development (down $4,566,000), welfare (down $755,000), contributions to municipalities (down $859,000), and other debts (down $59,911,000).

The general obligation bond authorization for the fiscal year 2004 budget is $540,000,000.

PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the management contract. FMR may also be responsible for the placement of portfolio transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion. In selecting brokers or dealers (including affiliates of FMR), FMR generally considers: the execution price; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the firm; the execution services rendered on a continuing basis; the reasonableness of any compensation paid; arrangements for payment of fund expenses, if applicable; and the provision of additional brokerage and research products and services, if applicable.

For futures transactions, the selection of an FCM is generally based on the overall quality of execution and other services provided by the FCM.

If FMR grants investment management authority to a sub-adviser (see the section entitled "Management Contracts"), that sub-adviser is authorized to provide the services described in the sub-advisory agreement, and will do so in accordance with the policies described in this section.

Purchases and sales of securities on a securities exchange are effected through brokers who receive compensation for their services. Compensation may also be paid in connection with riskless principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network (ECN) or an alternative trading system.

Securities may be purchased from underwriters at prices that include underwriting fees.

Futures transactions are executed and cleared through FCMs who receive compensation for their services.

Each fund may execute portfolio transactions with brokers or dealers (who are not affiliates of FMR) that provide products and services. These products and services may include: economic, industry, or company research reports or investment recommendations; subscriptions to financial publications or research data compilations; compilations of securities prices, earnings, dividends, and similar data; computerized databases; quotation equipment and services; research or analytical computer software and services; products or services that assist in effecting transactions, including services of third-party computer systems developers directly related to research and brokerage activities; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The receipt of these products and services has not reduced FMR's normal research activities in providing investment advice to the funds. FMR's expenses could be increased, however, if it attempted to generate these additional products and services through its own efforts.

Certain of the products and services FMR receives from brokers or dealers are furnished by brokers or dealers on their own initiative, either in connection with a particular transaction or as part of their overall services. In addition, FMR may request a broker or dealer to provide a specific proprietary or third-party product or service. While FMR takes into account the products and services provided by a broker or dealer in determining whether compensation paid is reasonable, neither FMR nor a fund incurs an obligation to the broker, dealer, or third party to pay for any product or service (or portion thereof) by generating a certain amount of compensation or otherwise.

Brokers or dealers that execute transactions for a fund may receive compensation that is in excess of the amount of compensation that other brokers or dealers might have charged, in recognition of the products and services they have provided. Before causing a fund to pay such higher compensation, FMR will make a good faith determination that the compensation is reasonable in relation to the value of the products and services provided viewed in terms of the particular transaction for the fund or FMR's overall responsibilities to the fund or other investment companies and investment accounts. Typically, these products and services assist FMR or its affiliates in terms of its overall investment responsibilities to the fund and other investment companies and investment accounts; however, each product or service received may not benefit the fund.

FMR may place trades with certain brokers with which it is under common control, including National Financial Services LLC (NFS), provided it determines that these affiliates' trade execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms. FMR does not allocate trades to NFS in exchange for brokerage and research products and services of the type sometimes known as "soft dollars." FMR trades with its affiliated brokers on an execution-only basis.

FMR may allocate brokerage transactions to brokers or dealers (who are not affiliates of FMR) who have entered into arrangements with FMR under which the broker-dealer allocates a portion of the compensation paid by a fund toward the reduction of that fund's expenses.

The Trustees of each fund periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the compensation paid by the fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.

For the fiscal periods ended January 31, 2005 and 2004, the portfolio turnover rates were ___% and __%, respectively, for Spartan Massachusetts Municipal Income. [Variations in turnover rate may be due to fluctuating volume of shareholder purchase and redemption orders, market conditions, or changes in FMR's investment outlook.]

A fund may pay compensation including both commissions and spreads in connection with the placement of portfolio transactions. [Significant changes in brokerage commissions paid by a fund from year to year may result from changing asset levels throughout the year.]


[For the fiscal years ended January, 31, 2005, 2004, and 2003, [each fund] [Massachusetts Municipal Money Market] [Spartan Massachusetts Municipal Money Market] [and] [Spartan Massachusetts Municipal Income] paid no brokerage commissions.]

[The following table shows the total amount of brokerage commissions paid by [each fund] [Massachusetts Municipal Money Market] [Spartan Massachusetts Municipal Money Market] [and] [ Spartan Massachusetts Municipal Income] for the fiscal years ended January, 31, 2005, 2004, and 2003, stated as a dollar amount and a percentage of the fund's average net assets.]

Fund	Fiscal Year Ended	Dollar Amount	Percentage of Average Net Assets
Massachusetts Municipal Money Market	January 31
2005		$ 	 %
2004		$ 	 %
2003		$ 	 %
Spartan Massachusetts Municipal Money Market	January 31
2005		$ 	 %
2004		$ 	 %
2003		$ 	 %
Spartan Massachusetts Municipal Income	January 31
2005		$ 	%
2004		$ 	%
2003		$ 	%

[The first table below shows the total amount of brokerage commissions paid by each fund to NFS for the past three fiscal years.] [The second table shows the approximate amount of aggregate brokerage commissions paid by a fund to NFS as a percentage of the approximate aggregate dollar amount of transactions for which the fund paid brokerage commissions as well as the percentage of transactions effected by a fund through NFS, in each case for the fiscal year ended 2005.] NFS is paid on a commission basis.]

Fund	Fiscal Year Ended	Total Amount Paid to NFS
Massachusetts Municipal Money Market	January 31
2005		[$ ]
2004		[ ]
2003		[ ]
Spartan Massachusetts Municipal Money Market
2005		[ ]
2004		[ ]
2003		[ ]
Spartan Massachusetts Municipal Income
2005		[ ]
2004		[ ]
2003		[ ]
Fund	Fiscal Year Ended 2005	% of Aggregate Commissions Paid to NFS	% of Aggregate Dollar Amount of Transactions Effected through NFS
Massachusetts Municipal Money Market	January 31	[ %]	[ %]
Spartan Massachusetts Municipal Money Market	January 31	[ %]	[ %]
Spartan Massachusetts Municipal Income	January 31	[ %]	[ %]

[(dagger) The difference between the percentage of aggregate brokerage commissions paid to, and the percentage of the aggregate dollar amount of transactions effected through, NFS is a result of the low commission rates charged by NFS.]

[(dagger) The difference between the percentage of aggregate brokerage commissions paid to, and the percentage of the aggregate dollar amount of transactions effected through, NFS is a result of NFS's use of a portion of the commissions paid by a fund to reduce that fund's [custodian or transfer agent fees/expenses].

[The difference between the percentage of aggregate brokerage commissions paid to, and the percentage of the aggregate dollar amount of transactions effected through, NFS reflects the relatively low rate of commissions paid on futures transactions.]

[The following table shows the dollar amount of brokerage commissions paid to firms for providing research services and the approximate dollar amount of the transactions involved for the fiscal year ended 2005].

Fund	Fiscal Year Ended 2005	$ Amount of Commissions Paid to Firms for Providing Research Services*	$ Amount of Brokerage Transactions Involved*
Massachusetts Municipal Money Market	January 31	$ 	$
Spartan Massachusetts Municipal Money Market	January 31
Spartan Massachusetts Municipal Income	January 31

[*The provision of research services was not necessarily a factor in the placement of all this business with such firms.]

[For the fiscal year ended January 31, 2005, [each fund] paid no brokerage commissions to firms for providing research services.]

The Trustees of each fund have approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a fund may purchase securities that are offered in underwritings in which an affiliate of FMR participates. These procedures prohibit the funds from directly or indirectly benefiting an FMR affiliate in connection with such underwritings. In addition, for underwritings where an FMR affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase in the underwritings.

From time to time the Trustees will review whether the recapture for the benefit of the funds of some portion of the compensation paid by the funds on portfolio transactions is legally permissible and advisable. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for each fund to participate, or continue to participate, in the commission recapture program.

Although the Trustees and officers of each fund are substantially the same as those of other funds managed by FMR or its affiliates, investment decisions for each fund are made independently from those of other funds or investment accounts (including proprietary accounts) managed by FMR or its affiliates. The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security, including a futures contract, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable to each fund or investment account. In some cases this system could have a detrimental effect on the price or value of the security as far as each fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to each fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

VALUATION

Each fund's NAV is the value of a single share. The NAV of each fund is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

Municipal Bond Fund. Portfolio securities are valued by various methods. If quotations are not available, debt securities are usually valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the fund may use various pricing services or discontinue the use of any pricing service.

Futures contracts and options are valued on the basis of market quotations, if available. Securities of other open-end investment companies are valued at their respective NAVs.

The procedures set forth above need not be used to determine the value of the securities owned by the fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair value of such securities. For example, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. In making a good faith determination of the value of a security, the committee may review price movements in futures contracts and American Depositary Receipts (ADRs), market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading.

Money Market Funds Portfolio securities and other assets are valued on the basis of amortized cost. This technique involves initially valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument may be higher or lower than the price a fund would receive if it sold the instrument.

Securities of other open-end investment companies are valued at their respective NAVs.

At such intervals as they deem appropriate, the Trustees consider the extent to which NAV calculated by using market valuations would deviate from the $1.00 per share calculated using amortized cost valuation. If the Trustees believe that a deviation from a fund's amortized cost per share may result in material dilution or other unfair results to shareholders, the Trustees have agreed to take such corrective action, if any, as they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; and such other measures as the Trustees may deem appropriate.

BUYING, SELLING, AND EXCHANGING INFORMATION

A fund may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees if FMR determines it is in the best interests of the fund. Such securities or other property will be valued for this purpose as they are valued in computing each fund's NAV. Shareholders that receive securities or other property will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon sale of such securities or other property.

DISTRIBUTIONS AND TAXES

Dividends. To the extent that each fund's income is designated as federally tax-exempt interest, the dividends declared by the fund are also federally tax-exempt. Short-term capital gains are taxable at ordinary income tax rates, but do not qualify for the dividends-received deduction.

Generally, each fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax. Neither FMR nor the funds guarantee that this opinion is correct, and there is no assurance that the IRS will agree with bond counsel's opinion. Issuers or other parties generally enter into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued and you may need to file an amended income tax return. For certain types of structured securities, the tax status of the pass-through of tax-free income may also be based on the federal and state tax treatment of the structure.

Interest on certain "private activity" securities is subject to the federal alternative minimum tax (AMT), although the interest continues to be excludable from gross income for other tax purposes. Interest from private activity securities is a tax preference item for the purposes of determining whether a taxpayer is subject to the AMT and the amount of AMT to be paid, if any.

A portion of the gain on municipal bonds purchased at market discount after April 30, 1993 is taxable to shareholders as ordinary income, not as capital gains.

Massachusetts Tax Matters. [________]

Capital Gain Distributions. Each fund's long-term capital gain distributions are federally taxable to shareholders generally as capital gains. Each money market fund may distribute any net realized capital gains once a year or more often, as necessary.

[As of January 2005, each fund had an aggregate capital loss carryforward of approximately $____. This loss carryforward, [all of which will expire on Fiscal Year End , [____]: of which $___, $___, and $___will expire on , ____, ____, and ____ , respectively], is available to offset future capital gains. Under provisions of the Internal Revenue Code and related regulations, a fund's ability to utilize its capital loss carryforwards in a given year or in total may be limited.]

Tax Status of the Funds. Each fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies.

Other Tax Information. The information above is only a summary of some of the tax consequences generally affecting each fund and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of a fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.

TRUSTEES AND OFFICERS

The Trustees, Member of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for William O. McCoy, each of the Trustees oversees 301 funds advised by FMR or an affiliate. Mr. McCoy oversees 303 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1981

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (43)**

Year of Election or Appointment: 2001

Senior Vice President of Massachusetts Municipal Money Market (2001), Spartan Massachusetts Municipal Money Market (2001), and Spartan Massachusetts Municipal Income (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

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Name, Age; Principal Occupation
Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the non-interested Trustees (2005). Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

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Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Cornelia M. Small (60)

Year of Election or Appointment: 2005

Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (65

)Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Correspondence intended for Mr. Dirks and Mr. Wolfe may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Massachusetts Municipal Trust. Mr. Dirks also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).]

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Massachusetts Municipal Trust. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity Magellan Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Massachusetts Municipal Trust. Mr. Wolfe also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Charles S. Morrison (44)

Year of Election or Appointment:2002

Vice President of Spartan Massachusetts Municipal Income. Mr. Morrison also serves as Vice President of Fidelity's Bond Funds (2002), and Vice President of certain Asset Allocation and Balanced Funds (2002). He serves as Vice President (2002) and Bond Group Leader (2002) of Fidelity Investments Fixed Income Division. Mr. Morrison is also Vice President of FIMM (2002) and FMR (2002). Mr. Morrison joined Fidelity in 1987 as a Corporate Bond Analyst in the Fixed Income Research Division.

David L. Murphy (56)

Year of Election or Appointment: 2002

Vice President of Massachusetts Municipal Money Market and Spartan Massachusetts Money Market. Mr. Murphy also serves as Vice President of Fidelity's Money Market Funds (2002) and Vice President of certain Asset Allocation Funds (2003). He serves as Senior Vice President (2000) and Money Market Group Leader (2002) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also a Senior Vice President of FIMM (2003) and a Vice President of FMR (2000). Previously, Mr. Murphy served as Bond Group Leader (2000-2002) and Vice President of Fidelity's Taxable Bond Funds (2000-2002) and Fidelity's Municipal Bond Funds (2001-2002). Mr. Murphy joined Fidelity in 1989 as a portfolio manager in the Bond Group.]

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Christine Thompson (46)

Year of Election or Appointment: 1998

Christine Thompson is vice president and manager of Spartan Massachusetts Municipal Income Fund, which she has managed since July 1998. She also manages other Fidelity funds. Since joining Fidelity Investments in 1985, Ms. Thompson has worked as a senior research analyst and manager.

Eric D. Roiter (56)

Year of Election or Appointment: 1998

He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Vice President and Secretary of FDC; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Management & Research (Far East) Inc. (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present).

Stuart Fross (45)

Year of Election or Appointment: 2003

Assistant Secretary of Massachusetts Municipal Money Market, Spartan Massachusetts Money Market, and Spartan Massachusetts Municipal Income. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.

Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Massachusetts Municipal Money Market, Spartan Massachusetts Money Market, and Spartan Massachusetts Municipal Income. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (54)

Year of Election or Appointment: 2002

Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Massachusetts Municipal Money Market, Spartan Massachusetts Money Market, and Spartan Massachusetts Municipal Income. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Massachusetts Municipal Money Market, Spartan Massachusetts Money Market, and Spartan Massachusetts Municipal Income. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of Massachusetts Municipal Money Market, Spartan Massachusetts Municipal Money Market, and Spartan Massachusetts Municipal Income. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)

Year of Election or Appointment: 1986

Assistant Treasurer of Massachusetts Municipal Money Market, Spartan Massachusetts Money Market, and Spartan Massachusetts Municipal Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

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Peter L. Lydecker (50)

Year of Election or Appointment: 2004

Assistant Treasurer of Massachusetts Municipal Money Market, Spartan Massachusetts Money Market, and Spartan Massachusetts Municipal Income. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (49)

Year of Election or Appointment: 2002

Assistant Treasurer of Massachusetts Municipal Money Market, Spartan Massachusetts Money Market, and Spartan Massachusetts Municipal Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Kenneth B. Robins (35)

Year of Election or Appointment:2004

Assistant Treasurer of Massachusetts Municipal Money Market, Spartan Massachusetts Money Market, and Spartan Massachusetts Municipal Income. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 1996

Assistant Treasurer of Massachusetts Municipal Money Market, Spartan Massachusetts Money Market, and Spartan Massachusetts Municipal Income. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Standing Committees of the Funds' Trustees. The Board of Trustees has established various committees to facilitate the timely and efficient consideration of all matters of importance to non-interested Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements. Currently, the Board of Trustees has 10 standing committees.

The Operations Committee is composed of all of the non-interested Trustees, with Mr. Mann currently serving as Chair. The committee normally meets monthly (except August), or more frequently as called by the Chair, and serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the non-interested Trustees. The committee also considers matters involving potential conflicts of interest between the funds and FMR and its affiliates and reviews proposed contracts and the proposed continuation of contracts between the Fidelity funds and FMR and its affiliates, and annually reviews and makes recommendations regarding transfer agent and other service agreements, insurance coverage, and custody agreements. The committee also monitors additional issues including the nature, levels and quality of services provided to shareholders, significant litigation, and the voting of proxies of portfolio companies. The committee also has oversight of compliance issues not specifically in the scope of the charters of the Audit Committee or Fund Oversight Committees and considers other operating matters not specifically within the scope of oversight of any other committee. The committee is also responsible for definitive action on all compliance matters involving the potential for significant reimbursement by FMR. During the fiscal year ended [__] [__], [____], the committee held [__] meeting[s].

The Fair Value Oversight Committee is composed of all of the non-interested Trustees, with Mr. Mann serving as Chair. The committee normally meets quarterly, or more frequently as called by the Chair, in conjunction with meetings of the Board of Trustees. The Fair Value Oversight Committee monitors and establishes policies concerning procedures and controls regarding the valuation of fund investments and their classification as liquid or illiquid and monitors matters of disclosure to the extent required to fulfill its statutory responsibilities. The committee provides oversight regarding the investment policies relating to, and Fidelity funds' investment in, non-traditional securities. The committee also reviews actions taken by FMR's Fair Value Committee. During the fiscal year ended [__] [__], [____], the committee held [__] meeting[s].

The Board of Trustees has established three Fund Oversight Committees: the Equity Committee (composed of Messrs. Lautenbach (Chair), Kirk, and Stavropoulos), the Fixed-Income and International Committee (composed of Messrs. Cook (Chair) and Cox and Ms. Knowles), and the Select and Special Committee (composed of Messrs. McCoy (Chair), Gates, and Heilmeier). Each committee normally meets monthly (except August) or more frequently as called by the Chair of the respective committee. Each committee oversees investment advisory services provided by FMR to the relevant funds and develops an understanding of and monitors the investment objectives, policies, and practices of the relevant Fidelity funds. Each committee also monitors investment performance, compliance by each relevant Fidelity fund with its investment policies and restrictions and reviews appropriate benchmarks, competitive universes, unusual or exceptional investment matters and the personnel and other resources devoted to the management of each fund. The Fixed-Income and International Committee also receives reports required under Rule 2a-7 of the 1940 Act and has oversight of research bearing on credit quality, investment structures and other fixed-income issues, and of international research. The Select and Special Committee has oversight of FMR's equity investment research. Each committee will review and recommend any required action to the Board in respect of specific funds, including new funds, changes in fundamental and non-fundamental investment policies and restrictions, partial or full closing to new investors, fund mergers, fund name changes, and liquidations of funds. The non-interested Trustees of each committee may organize working groups to make recommendations concerning issues related to funds that are within the scope of the committee's review. These working groups report to the committee or to the non-interested Trustees, or both, as appropriate. Each working group may request from FMR such information from FMR as may be appropriate to the working group's deliberations. Prior to December 2003, the Fixed-Income and International Committee was known as the Fixed-Income/International Committee, and the Select and Special Committee was known as the Select Committee. During the fiscal year ended January 31, 2005, each Fund Oversight Committee held [__] of Meetings]/no] meeting[s] [the Equity Committee held[__]]/no] meeting[s], [the Fixed-Income and International Committee held [__]/no] meeting[s], and the Select and Special Committee held [[__]/no] meeting[s]].

The Board of Trustees established in December 2003 two Fund Contract Committees: the Equity Contract Committee (composed of Messrs. Lautenbach (Chair), Cook, and McCoy) and the Fixed-Income Contract Committee (composed of Messrs. Cook (Chair) and Cox, and Ms. Knowles). Each committee ordinarily meets monthly during the first six months of each year and more frequently as necessary to consider matters related to the renewal of fund investment advisory agreements. The committees will assist the Board of Trustees in its consideration of investment advisory agreements of each fund. Each committee receives information on and makes recommendations concerning the approval of investment advisory agreements between the Fidelity funds and FMR and its affiliates and any non-FMR affiliate that serves as a sub-adviser to a Fidelity fund (collectively, investment advisers) and the annual review of these contracts. The Fixed-Income Contract Committee will be responsible for investment advisory agreements of the fixed-income funds. The Equity Contract Committee will be responsible for the investment advisory agreements of all other funds. With respect to each fund under its purview, each committee: requests and receives information on the nature, levels, and quality of services provided to the shareholders of the Fidelity funds by the investment advisers and their respective affiliates, fund performance, and such other information as the committee determines to be reasonably necessary to evaluate the terms of the investment advisory agreements; considers the profitability and other benefits that the investment advisers and their respective affiliates derive from their contractual arrangements with each of the funds (including tangible and intangible "fall-out benefits"); considers methodologies for determining the extent to which the funds benefit from economies of scale and refinements to these methodologies; considers such other matters and information as may be necessary and appropriate to evaluate investment advisory agreements of the funds; and makes recommendations to the Board concerning the approval or renewal of investment advisory agreements. Each committee will consult with the other committees of the Board of Trustees, and in particular with the Audit Committee and the applicable Fund Oversight Committees, in carrying out its responsibilities. Each committee's responsibilities are guided by Sections 15(c) and 36(b) of the 1940 Act. While each committee consists solely of non-interested Trustees, its meetings may, depending upon the subject matter, be attended by one or more senior members of FMR's management or representatives of a sub-adviser not affiliated with FMR. During the fiscal year ended January 31, 2005, [each Fund Contract Committee held [__]/no] meeting[s].[ the Equity Contract Committee held [__]/no] meeting[s] and the Fixed-Income Contract Committee held [[__]/no] meeting[s].

The Shareholder Services, Brokerage and Distribution Committee is composed of Messrs. Cox (Chair), Cook, Heilmeier, Lautenbach, and Stavropoulos. The committee normally meets in conjunction with in-person meetings of the Board of Trustees, or more frequently as called by the Chair. Regarding shareholder services, the committee considers the structure and amount of the Fidelity funds' transfer agency fees, custody fees, and direct fees to investors (other than sales loads), such as small account and exchange fees, and the nature and quality of services rendered by FMR and its affiliates or third parties (such as custodians) in consideration of these fees. The committee also considers other non-investment management services rendered to the Fidelity funds by FMR and its affiliates, including pricing and bookkeeping services and fees. Regarding brokerage, the committee monitors and recommends policies concerning the securities transactions of the Fidelity funds. The committee periodically reviews the policies and practices with respect to efforts to achieve best execution and commissions paid to firms supplying research and brokerage services or paying fund expenses. The committee also monitors brokerage and other similar relationships between the Fidelity funds and firms affiliated with FMR that participate in the execution of securities transactions. Regarding the distribution of fund shares, the committee considers issues bearing on the various distribution channels employed by the Fidelity funds, including issues regarding Rule 18f-3 plans and related consideration of classes of shares, sales load structures (including breakpoints), load waivers, selling concessions and service charges paid to intermediaries, Rule 12b-1 plans, contingent deferred sales charges, and finders' fees. The committee also oversees and receives reports on the preparation and use of advertisements and sales literature for the Fidelity funds. During the fiscal year ended January 31, 2005, the Shareholder Services, Brokerage and Distribution Committee held [[__]/no] meeting[s].

The Audit Committee is composed of Ms. Knowles (Chair), and Messrs. Gates, Kirk, and McCoy. All committee members must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. At least one committee member will be an "audit committee financial expert" as defined by the [Securities and Exchange Commission (SEC)/SEC]. The committee normally meets in conjunction with in-person meetings of the Board of Trustees, or more frequently as called by the Chair. The committee meets separately at least four times a year with the Fidelity funds' Treasurer, with personnel responsible for the internal audit function of FMR Corp., and with the Fidelity funds' outside auditors. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the Fidelity funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the Fidelity funds and the funds' service providers, (ii) the financial reporting processes of the Fidelity funds, (iii) the independence, objectivity and qualification of the auditors to the Fidelity funds, (iv) the annual audits of the Fidelity funds' financial statements, and (v) the accounting policies and disclosures of the Fidelity funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any Fidelity fund, and (ii) the provision by any outside auditor of certain non-audit services to Fidelity fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. In furtherance of the foregoing, the committee has adopted (and may from time to time amend or supplement) and provides oversight of policies and procedures for non-audit engagements by outside auditors of the Fidelity funds. It is responsible for approving all audit engagement fees and terms for the Fidelity funds, resolving disagreements between a fund and any outside auditor regarding any fund's financial reporting, and has sole authority to hire and fire any auditor. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the Fidelity funds and any service providers consistent with Independent Standards Board Standard No. 1. The committee will receive reports of compliance with provisions of the Auditor Independence Regulations relating to the hiring of employees or former employees of the outside auditors. It oversees and receives reports on the Fidelity funds' service providers' internal controls and reviews the adequacy and effectiveness of the service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the Fidelity funds' ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the Fidelity funds' or service providers internal controls over financial reporting. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the Fidelity funds' financial reporting process, will discuss with FMR, the Fidelity funds' Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR Corp. their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the Fidelity funds, and will review with FMR, the Fidelity funds' Treasurer, outside auditor, and internal auditor personnel of FMR Corp. (to the extent relevant) the results of audits of the Fidelity funds' financial statements. The committee will review periodically the Fidelity funds' major internal controls exposures and the steps that have been taken to monitor and control such exposures. The committee also plays an oversight role in respect of each Fidelity fund's compliance with its name test and investment restrictions, the code of ethics relating to personal securities transactions, the code of ethics applicable to certain senior officers of the Fidelity funds, and anti-money laundering requirements. During the fiscal year ended January 31, 2005, the committee held [[__]/no] meeting[s].

The Governance and Nominating Committee is composed of Messrs. Mann (Chair), Cox, and Gates, each of whom is not an "interested person" (as defined in the 1940 Act). The committee has two charters: one addressing fund governance and Board administrative matters and one addressing the nomination for the appointment or election of non-interested Trustees. The committee meets as called by the Chair. The committee also recommends the establishment of committees (including ad hoc and standing committees). The committee is also responsible for other fund governance and board administration matters. With respect to fund governance and board administration matters, the committee periodically reviews procedures and policies of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of non-interested Trustees. It acts as the administrative committee under the retirement plan for non-interested Trustees who retired prior to December 30, 1996 and under the fee deferral plan for non-interested Trustees. It reviews the performance of legal counsel employed by the Fidelity funds and the non-interested Trustees. On behalf of the non-interested Trustees, the committee will make such findings and determinations as to the independence of counsel for the non-interested Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee is also responsible for Board administrative matters applicable to non-interested Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee monitors compliance with, acts as the administrator of, and makes determinations in respect of, the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the non-interested Trustees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "best practices" in corporate governance and other developments in mutual fund governance. The committee meets with non-interested Trustees at least once a year to discuss the Statement of Policies and other matters relating to fund governance. The committee also oversees the annual self-evaluation of the non-interested Trustees. The committee makes nominations for the election or appointment of non-interested Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee will have sole authority to retain and terminate any search firm used to identify non-interested Trustee candidates, including sole authority to approve such firm's fees and other retention terms. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a non-interested Trustee of the Fidelity funds, should be submitted to the Chair of the committee at the address maintained for communications with non-interested Trustees. If the committee retains a search firm, the Chair will forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting non-interested Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an "interested person" of FMR or its affiliates within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) that could create an appearance of lack of independence in respect of FMR and its affiliates; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend 11 meetings per year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the Fidelity funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective non-interested Trustee in light of the Fidelity funds' complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as a non-interested Trustee. During the fiscal year ended January 31, 2005, the committee held [[__]/no] meeting[s].

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in each fund and in all funds in the aggregate within the same fund family overseen by the Trustee for the calendar year ended December 31, 2004.

Interested Trustees
DOLLAR RANGE OF FUND SHARES	Edward C. Johnson 3d	Abigail P. Johnson	Laura B. Cronin	Robert L. Reynolds
MA Municipal Money Market	[none/$1 - $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1 - $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1 - $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1 - $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]
Spartan MA Municipal Money Market	[none/$___]	[none/$___]	[none/$___]	[none/$___]
Spartan MA Municipal Income	[none/$___]	[none/$___]	[none/$___]	[none/$___]
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	[none/$1 - $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1 - $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1 - $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000	over $100,000[none/$1 - $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000
Non-Interested Trustees
DOLLAR RANGE OF FUND SHARES	Robert M. Gates	George H. Heilmeier	Marie L. Knowles	Ned C. Lautenbach
MA Municipal Money Market	[none/$1 - $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1 - $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1 - $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1 - $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]
Spartan MA Municipal Money Market	[none/$1 - $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1 - $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1 - $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1 - $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]
Spartan MA Municipal Income	[none/$1 - $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1 - $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1 - $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1 - $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	[none/$1 - $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1 - $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1 - $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1 - $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]
DOLLAR RANGE OF FUND SHARES	Marvin L. Mann	William O. McCoy	Cornelia M. Small	William S. Stavropoulos
MA Municipal Money Market	[none/$1 - $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1 - $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1 - $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1 - $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]
Spartan MA Municipal Money Market	[none/$1 - $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1 - $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1 - $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1 - $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]
Spartan MA Municipal Income	[___]	[___] 	[___]	[___]
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	[none/$1 - $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1 - $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1 - $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]	[none/$1 - $10,000/$10,001 - $50,000/$50,001 - $100,000/over $100,000]

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board for his or her services for the fiscal year ended January 31, 2005, or calendar year ended December 31, 2004, as applicable.

Compensation Table[1]
AGGREGATE COMPENSATION FROM A FUND	J. Michael Cook[2]	Ralph F. Cox[2]	Phyllis Burke Davis[3]	Dennis J. Dirks[4]	Robert M. Gates	George H. Heilmeier[5]	Donald J. Kirk[2]
MA Municipal Money Market	$ 	$ 	$ 	$ 	$ 	$ 	$
Spartan MA Municipal Money Market	$ 	$ 	$ 	$ 	$ 	$ 	$
Spartan MA Municipal Income
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$	$	$	$	$	$	$
AGGREGATE COMPENSATION FROM A FUND	Marie L. Knowles	Ned C. Lautenbach	Marvin L. Mann	William O. McCoy	Cornelia M. Small[6]	William S. Stavropoulos	Kenneth L. Wolfe[7]
MA Municipal Money Market	$ 	$ 	$ 	$ 	$ 	$ 	$
Spartan MA Municipal Money Market	$ 	$ 	$ 	$ 	$ 	$ 	$
Spartan MA Municipal Income
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$	$	$	$	$	$	$

1 Edward C. Johnson 3d, Abigail P. Johnson, Laura B. Cronin, Peter S. Lynch, and Robert L. Reynolds are interested persons and are compensated by FMR.

2 Mr. Cook, Mr. Cox, and Mr. Kirk served on the Board of Trustees through December 31, 2004.

3 Ms. Davis served on the Board of Trustees through December 31, 2003. Ms. Davis received compensation in January 2004 for her services at meetings attended in December 2003.

4 Effective July 1, 2004, Mr. Dirks serves as a Member of the Advisory Board.

5 During the period from March 1, 2003 through December 31, 2003, Dr. Heilmeier served as a Member of the Advisory Board. Effective January 1, 2004, Dr. Heilmeier serves as a Member of the Board of Trustees.

6 During the period from January 1, 2004 through December 31, 2004, Ms. Small served as a Member of the Advisory Board. Effective January 1, 2005, Ms. Small serves as a Member of the Board of Trustees.

7 Effective October 1, 2004, Mr. Wolfe serves as a Member of the Advisory Board.

A Information is for the calendar year ended December 31, 2003 for 293 funds of 57 trusts in the fund complex. Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 2003, the Trustees accrued required deferred compensation from the funds as follows: J. Michael Cook, $___,___; Ralph F. Cox, $___,___; Phyllis Burke Davis, $___,___; Robert M. Gates, $___,___; Donald J. Kirk, $___,___; Marie L. Knowles, $___,___; Ned C. Lautenbach, $___,___; Marvin L. Mann, $___,___; William O. McCoy, $___,___; and William S. Stavropoulos, $___,___. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: J. Michael Cook, $___,___; Ralph F. Cox, $___,___; Phyllis Burke Davis, $___,___; Ned C. Lautenbach, $___,___; and William O. McCoy, $___,___.

B Compensation figures include cash and may include amounts deferred at Mr. McCoy's election under a deferred compensation plan adopted by the other open-end registered investment companies in the fund complex (Other Open-End Funds). Pursuant to the deferred compensation plan, Mr. McCoy, as a non-interested Trustee, may elect to defer receipt of all or a portion of his annual fees. Amounts deferred under the deferred compensation plan are credited to an account established for Mr. McCoy on the books of the Other Open-End Funds. Interest is accrued on amounts deferred under the deferred compensation plan. For the calendar year ended December 31, 2003, Mr. McCoy voluntarily elected to defer $___,___.

C Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. The amounts required to be deferred by each non-interested Trustee are as follows: J. Michael Cook, $__; Ralph F. Cox, $__; Phyllis Burke Davis, $__; Robert M. Gates, $__; George H. Heilmeier, $__; Donald J. Kirk, $__; Marie L. Knowles, $__; Ned C. Lautenbach, $__; Marvin L. Mann, $__; William O. McCoy, $__ ; and William S. Stavropoulos, $__. Certain of the non-interested Trustees' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: [_____], [ $___.]

D Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. The amounts required to be deferred by each non-interested Trustee are as follows: J. Michael Cook, $__; Ralph F. Cox, $__; Phyllis Burke Davis, $__; Robert M. Gates, $__; George H. Heilmeier, $__; Donald J. Kirk, $__; Marie L. Knowles, $__; Ned C. Lautenbach, $__; Marvin L. Mann, $__; William O. McCoy, $__ ; and William S. Stavropoulos, $__. Certain of the non-interested Trustees' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: [___], [$___.]

Under a deferred compensation plan adopted in September 1995 and amended in November 1996 and January 2000 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the non-interested Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any non-interested Trustee or to pay any particular level of compensation to the non-interested Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.

[As of [__][__], [____], approximately __% of [_____]'s total outstanding shares was held by [FMR] [[and] [an] FMR affiliate[s]].] FMR Corp. is the ultimate parent company of [FMR] [[and] [this/these] FMR affiliate[s]]. By virtue of their ownership interest in FMR Corp., as described in the "Control of Investment Adviser[s]" section on page ___, Mr. Edward C. Johnson 3d, Trustee, and Ms. Abigail P. Johnson, Trustee and Senior Vice President of the fund[s], may be deemed to be a beneficial owner of these shares. As of the above date, with the exception of Mr. Johnson 3d's and Ms. Johnson's deemed ownership of [each fund/[Name(s) of Fund(s)]]'s shares, the Trustees [, Member[s] of the Advisory Board,] and officers of the funds owned, in the aggregate, less than __% of [the/each] fund's total outstanding shares.]

[As of [__][__], [____], the Trustees, Member[s] of the Advisory Board, and officers of [each fund/[Name(s) of Fund(s)]] owned, in the aggregate, less than __% of [the/each] fund's total outstanding shares.]

[As of [__][__], [____], the following owned [of record/beneficially] 5% or more (up to and including 25%) of [each fund/[Name(s) of Fund(s)]]'s outstanding shares:]

[As of [__][__], [____], approximately ____% of [Name of Fund]'s total outstanding shares was held by [name of shareholder]; approximately ___% of [Name of Fund]'s total outstanding shares was held by [____ ____]; and approximately ___% of [Name of Fund]'s total outstanding shares was held by [____ _____].]

[A shareholder owning of record or beneficially more than 25% of a fund's outstanding shares may be considered a controlling person. That shareholder's vote could have a more significant effect on matters presented at a shareholders' meeting than votes of other shareholders.]

CONTROL OF INVESTMENT ADVISERS

FMR Corp., organized in 1972, is the ultimate parent company of FMR and Fidelity Investments Money Management, Inc. (FIMM). The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

At present, the primary business activities of FMR Corp. and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.

Fidelity International Limited (FIL), a Bermuda company formed in 1968, is the ultimate parent company of Fidelity International Investment Advisors (FIIA) and Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L). Edward C. Johnson 3d, Johnson family members, and various trusts for the benefit of the Johnson family own, directly or indirectly, more than 25% of the voting common stock of FIL. At present, the primary business activities of FIL and its subsidiaries are the provision of investment advisory services to non-U.S. investment companies and private accounts investing in securities throughout the world.

FMR, FIMM, FIIA, FIIA(U.K.)L (the Investment Advisers), Fidelity Distributors Corporation (FDC), and the funds have adopted codes of ethics under Rule 17j-1 of the 1940 Act that set forth employees' fiduciary responsibilities regarding the funds, establish procedures for personal investing, and restrict certain transactions. Employees subject to the codes of ethics, including Fidelity investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the funds.

MANAGEMENT CONTRACTS

Each fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

Management Services. Under the terms of its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, has overall responsibility for directing the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Management-Related Expenses (Massachusetts Municipal Money Market and Spartan Massachusetts Municipal Income). In addition to the management fee payable to FMR and the fees payable to the transfer, dividend disbursing, and shareholder servicing agent and pricing and bookkeeping agent each fund pays all of its expenses that are not assumed by those parties. Each fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and non-interested Trustees. Each fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of each fund's transfer agent agreement, the transfer agent bears these costs. Other expenses paid by each fund include interest, taxes, brokerage commissions, each fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

Management-Related Expenses (Spartan Massachusetts Municipal Money Market). Under the terms of the fund's management contract, FMR is responsible for payment of all operating expenses of the fund with certain exceptions. Specific expenses payable by FMR include expenses for typesetting, printing, and mailing proxy materials to shareholders, legal expenses, fees of the custodian, auditor, and interested Trustees, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund's management contract further provides that FMR will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of the fund's transfer agent agreement, the transfer agent bears these costs. FMR also pays all fees associated with transfer agent, dividend disbursing, and shareholder services and pricing and bookkeeping services.

FMR pays all other expenses of Spartan Massachusetts Municipal Money Market with the following exceptions: fees and expenses of the non-interested Trustees, interest, taxes, brokerage commissions (if any), money market insurance premiums (beginning January 1, 2004), if any, for and such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

Management Fees. For the services of FMR under the management contract, Spartan Massachusetts Municipal Money Market pays FMR a monthly management fee at the annual rate of __% of the fund's average net assets throughout the month.

The management fee paid to FMR by Spartan Massachusetts Municipal Money Market is reduced by an amount equal to the fees and expenses paid by the fund to the non-interested Trustees.

For the services of FMR under the management contract, Massachusetts Municipal Money Market and Spartan Massachusetts Municipal Income each pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.

The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.

GROUP FEE RATE SCHEDULE				EFFECTIVE ANNUAL FEE RATES
Average Group Assets			Annualized Rate	Group Net Assets	Effective Annual Fee Rate
0	-	$3 billion	.3700%	$ 1 billion	.3700%
3	-		6.3400	50.2188
6	-		9.3100	100.1869
9	-		12.2800	150.1736
12	-		15.2500	200.1652
15	-		18.2200	250.1587
18	-		21.2000	300.1536
21	-		24.1900	350.1494
24	-		30.1800	400.1459
30	-		36.1750	450.1427
36	-		42.1700	500.1399
42	-		48.1650	550.1372
48	-		66.1600	600.1349
66	-		84.1550	650.1328
84	-		120.1500	700.1309
120	-		156.1450	750.1291
156	-		192.1400	800.1275
192	-		228.1350	850.1260
228	-		264.1300	900.1246
264	-		300.1275	950.1233
300	-		336.1250	1,000.1220
336	-		372.1225	1,050.1209
372	-		408.1200	1,100.1197
408	-		444.1175	1,150.1187
444	-		480.1150	1,200.1177
480	-		516.1125	1,250.1167
516	-		587.1100	1,300.1158
587	-		646.1080	1,350.1149
646	-		711.1060	1,400.1141
711	-		782.1040
782	-		860.1020
860	-		946.1000
946	-		1,041.0980
1,041	-		1,145.0960
1,145	-		1,260.0940
Over			1,260.0920

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $___ billion of group net assets - the approximate level for January 2005 - was __%, which is the weighted average of the respective fee rates for each level of group net assets up to $__ billion.

The individual fund fee rate for Massachusetts Municipal Money Market and Spartan Municipal Income are 0.25% [and] [ __%], respectively. Based on the average group net assets of the funds advised by FMR for January 2005, each fund's annual management fee rate would be calculated as follows:

Fund	Group Fee Rate		Individual Fund Fee Rate		Management Fee Rate
MA Municipal Money Market	0.___%	+	0.25%	=	0.___%
Spartan MA Municipal Income	0.___%		0.25%		0.___%

One-twelfth of the management fee rate is applied to each fund's average net assets for the month, giving a dollar amount which is the fee for that month.

The following table shows the amount of management fees paid by each fund to FMR for the past three fiscal years, and the amount of credits reducing management fees for Spartan Massachusetts Municipal Money Market.

Fund	Fiscal Years Ended January 31	Amount of Credits Reducing Management Fees	Management Fees Paid to FMR
MA Municipal Money Market	2005	$ 	$
	2004	--	$
	2003	--	$
Spartan MA Municipal Money Market	2005	$ 	$
	2004	$	$
	2003	$ 	$
Spartan MA Municipal Income	2005	$ 	$
	2004	--	$
	2003		$

* After reduction of fees and expenses paid by the fund to the non-interested Trustees.

FMR may, from time to time, voluntarily reimburse all or a portion of a fund's operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses), which is subject to revision or discontinuance. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements by FMR will increase the fund's returns and yield, and repayment of the reimbursement by the fund will lower its returns and yield.

[FMR voluntarily agreed to reimburse[____] if and to the extent that the fund's aggregate operating expenses, including management fees, were in excess of an annual rate of its average net assets. The following table shows the periods of reimbursement and levesl of expense limitation [for the applicable fund[s]]; the dollar amount of management fees incurred under the fund's contract before reimbursement; and the dollar amount of management fees reimbursed by FMR under the expense reimbursement for the period.]

	Period[s] of Expense Limitation		Aggregate Operating Expense	Fiscal Years Ended	Management Fee Before	Amount of Management Fee
Fund	From	To	Limitation	January 31	Reimbursement	Reimbursement
[fund name]	[Month] [Day], [Year]	[Month] [Day], [Year]	 %	[Year]_	$ [*]	$
	[Month] [Day], [Year]	[Month] [Day], [Year]	 %	[Year]_	$ [*]	$
	[Month] [Day], [Year]	[Month] [Day], [Year]	 %	[Year]_	$ [*]	$

[* After reduction of fees and expenses paid by the fund to the non-interested Trustees.]

Sub-Adviser - FIMM. On behalf of each fund, FMR has entered into a sub-advisory agreement with FIMM pursuant to which FIMM has day-to-day responsibility for choosing investments for each fund.

Under the terms of the sub-advisory agreements, FMR pays FIMM fees equal to 50% of the management fee payable to FMR under its management contract with each fund. The fees paid to FIMM are not reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time.

Fees paid to FIMM by FMR on behalf of each fund for the past three fiscal years are shown in the following table.

Fund	Fiscal Year Ended January 31	Fees Paid to FIMM
MA Municipal Money Market	2005	$
	2004	$
	2003	$
Spartan MA Municipal Money Market	2005	$
	2004	$
	2003	$
Spartan MA Municipal Income	2005	$
	2004	$
	2003	$

Sub-Advisers - FIIA and FIIA(U.K.)L. On behalf of each fund, FIMM has entered into a master international fixed-income research agreement with FIIA. On behalf of each fund, FIIA, in turn, has entered into a fixed-income sub-research agreement with FIIA(U.K.)L. Pursuant to the fixed-income research agreements, FIMM may receive investment advice and research services concerning issuers and countries outside the United States. In particular, FIIA and FIIA(U.K.)L will make minimal credit risk and comparable quality determinations for foreign issuers that issue U.S. dollar-denominated securities.

Under the terms of the master international fixed-income research agreement, FIMM pays FIIA an amount based on a fund's net assets relative to the assets of other registered investment companies with which FMR or FIMM has management contracts. Under the terms of the fixed-income sub-research agreement, FIIA pays FIIA(U.K.)L an amount equal to the administrative costs incurred in providing investment advice and research services for a fund.

[For the past three fiscal years, no fees were paid to FIIA and FIIA (U.K.)L on behalf of the funds for providing investment advice and research services pursuant to the fixed-income research agreements.]

[For providing investment advice and research services pursuant to the fixed-income research agreements, fees paid to FIIA and FIIA (U.K.)L on behalf of each fund for the past three fiscal years are shown in the following table.]

Fiscal Year Ended January 31	FIIA	FIIA(U.K.)L
[Fund Name]	$
2005	$ 	$
2004	$ 	$
2003	$ 	$

Christine Thompson is the portfolio manager of Spartan Massachusetts Municipal Income and receives compensation for her services. As of January 31, 2005, portfolio manager compensation generally consists of a base salary, a bonus and, in certain cases, participation in several types of equity-based compensation plans. A portion of the portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

The portfolio manager's base salary is determined annually by level of responsibility and tenure at FMR or its affiliates. The portion of the portfolio manager's bonus that is linked to Spartan Massachusetts Municipal Income's pre-tax investment performance is measured against the Lehman Brothers Massachusetts 3+ Year Enhanced Municipal Bond Index. The portfolio manager's bonus is based on several components calculated separately over her tenure over a measurement period that eventually encompasses a period of up to three years. The primary components of the portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) relative to a benchmark index assigned to each fund or account, and (ii) the investment performance of other FMR municipal bond funds and accounts. A subjective component of the portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR Corp., FMR's parent company. FMR Corp. is a diverse financial services company engaged in various activities that include fund management, brokerage and retirement services.

The portfolio manager's compensation plan may give rise to potential conflicts of interest. The portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate her time and investment ideas across multiple funds and accounts. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the fund. Securities selected for funds or accounts other than the fund may outperform the securities selected for the fund. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the fund's code of ethics will adequately address such conflicts.

The following table provides information relating to other accounts managed by Ms. Thompson as of January 31, 2005:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed
Number of Accounts Managed with Performance-Based Advisory Fees
Assets Managed
Assets Managed with Performance-Based Advisory Fees

* Includes Spartan Massachusetts Municipal Income.

As of January 31, 2005, the dollar range of shares of Spartan Massachusetts Municipal Income beneficially owned by the portfolio manager was [__________].

BOARD APPROVAL OF THE EXISTING INVESTMENT ADVISORY CONTRACTS

Matters Considered by the Board. The mutual funds for which the members of the Board of Trustees serve as Trustees are referred to herein as the "Fidelity funds." The Board of Trustees is scheduled to meet 11 times a year. The Board of Trustees, including the non-interested Trustees, believes that matters bearing on each fund's advisory contracts are considered at most, if not all, of its meetings. While the full Board of Trustees or the non-interested Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees (including certain of those described herein) is conducted through committees. The non-interested Trustees meet frequently in executive session and are advised by independent legal counsel selected by the non-interested Trustees.

Information Received by the Board of Trustees. In connection with their meetings, the Board of Trustees, including the non-interested Trustees, received materials specifically relating to the existing management contracts and sub-advisory agreements (the Investment Advisory Contracts). These materials included (i) information on the investment performance of each fund, a peer group of funds and an appropriate index or combination of indices, (ii) sales and redemption data in respect of each fund, and (iii) the economic outlook and the general investment outlook in the markets in which each fund invests. The Board of Trustees, including the non-interested Trustees, also considers periodically other material facts such as (1) the Investment Advisers' results and financial condition, (2) arrangements in respect of the distribution of each fund's shares, (3) the procedures employed to determine the value of each fund's assets, (4) the allocation of each fund's brokerage, if any, including allocations to brokers affiliated with the Investment Advisers, the use of "soft" commission dollars to pay for research and brokerage services, and the use of brokerage commissions to pay fund expenses , (5) the Investment Advisers' management of the relationships with each fund's custodians and subcustodians, (6) the resources devoted to and the record of compliance with each fund's investment policies and restrictions and with policies on personal securities transactions, and (7) the nature, cost and character of non-investment management services provided by the Investment Advisers and their affiliates.

Additional information was furnished by the Investment Advisers including, among other items, information on and analysis of (a) the overall organization of the Investment Advisers, (b) investment performance, (c) the choice of performance indices and benchmarks, (d) the composition of peer groups of funds, (e) transfer agency and bookkeeping fees paid to affiliates of the Investment Advisers, (f) investment management staffing, (g) the potential for achieving further economies of scale, (h) operating expenses paid to third parties, and (i) the information furnished to investors, including each fund's shareholders.

In considering the Investment Advisory Contracts, the Board of Trustees, including the non-interested Trustees, did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered. Matters considered by the Board of Trustees, including the non-interested Trustees, in connection with its approval of the Investment Advisory Contracts include the following:

Benefits to Shareholders. The Board of Trustees, including the non-interested Trustees, considered the benefit to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of fund and shareholder services.

Investment Compliance and Performance. The Board of Trustees, including the non-interested Trustees, considered whether each fund has operated within its investment objective and its record of compliance with its investment restrictions. It also reviewed each fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices.

The Investment Advisers' Personnel and Methods. The Board of Trustees, including the non-interested Trustees, reviews at least annually the background of each fund's portfolio manager and each fund's investment objective and discipline. The non-interested Trustees have also had discussions with senior management of the Investment Advisers responsible for investment operations and the senior management of Fidelity's money market and bond groups. Among other things they considered the size, education and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.

Nature and Quality of Other Services. The Board of Trustees, including the non-interested Trustees, considered the nature, quality, cost and extent of administrative and shareholder services performed by the Investment Advisers and affiliated companies, under the existing Investment Advisory Contracts and under separate agreements covering transfer agency functions and pricing, bookkeeping and securities lending services, if any. The Board of Trustees, including the non-interested Trustees, has also considered the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians.

Expenses. The Board of Trustees, including the non-interested Trustees, considered each fund's expense ratio, and expense ratios of a peer group of funds. It also considered the amount and nature of fees paid by shareholders.

Profitability. The Board of Trustees, including the non-interested Trustees, considered the level of the Investment Advisers' profits in respect of the management of the Fidelity funds, including each fund. This consideration included an extensive review of the Investment Advisers' methodology in allocating their costs to the management of a fund. The Board of Trustees, including the non-interested Trustees, has concluded that the cost allocation methodology employed by the Investment Advisers has a reasonable basis and is appropriate in light of all of the circumstances. It considered the profits realized by the Investment Advisers in connection with the operation of a fund and whether the amount of profit is a fair entrepreneurial profit for the management of a fund. It also considered the profits realized from non-fund businesses which may benefit from or be related to a fund's business. The Board of Trustees, including the non-interested Trustees, also considered the Investment Advisers' profit margins in comparison with available industry data.

Economies of Scale. The Board of Trustees, including the non-interested Trustees, considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefitted from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board of Trustees, including the non-interested Trustees, has concluded that any potential economies of scale are being shared between fund shareholders and the Investment Advisers in an appropriate manner.

Other Benefits to the Investment Advisers. The Board of Trustees, including the non-interested Trustees, also considered the character and amount of fees paid by each fund and each fund's shareholders for services provided by the Investment Advisers and their affiliates, including fees for services like transfer agency, fund accounting, and direct shareholder services. It also considered the allocation of fund brokerage to brokers affiliated with the Investment Advisers, the receipt of sales loads and payments under Rule 12b-1 plans in respect of certain of the Fidelity funds, and benefits to the Investment Advisers from the use of "soft" commission dollars to pay for research and brokerage services. The Board of Trustees, including the non-interested Trustees, also considered the revenues and profitability of the Investment Advisers' businesses other than their mutual fund business, including the Investment Advisers' retail brokerage, correspondent brokerage, capital markets, trust, investment advisory, pension record keeping, insurance, publishing, real estate, international research and investment funds, and others. The Board of Trustees, including the non-interested Trustees, considered the intangible benefits that accrue to the Investment Advisers and their affiliates by virtue of their relationship with each fund.

Conclusion. Based on its evaluation of all material factors and assisted by the advice of independent counsel, the Board of Trustees, including the non-interested Trustees, concluded that the existing advisory fee structures are fair and reasonable, and that the existing Investment Advisory Contracts should be approved.

PROXY VOTING GUIDELINES

The following Proxy Voting Guidelines were established by the Board of Trustees of the funds, after consultation with Fidelity. (The guidelines are reviewed periodically by Fidelity and by the non-interested Trustees of the Fidelity funds, and, accordingly, are subject to change.)

I. General Principles

 A. Except as set forth herein, portfolio securities should generally be voted in favor of incumbent directors and in favor of routine management proposals. In general, FMR will oppose shareholder proposals that do not appear reasonably likely to enhance the economic returns or profitability of the portfolio company or to maximize shareholder value.

B. Non-routine proposals covered by the following guidelines should generally be voted in accordance with the guidelines.

 C. Non-routine proposals not covered by the following guidelines or other special circumstances should be evaluated by the appropriate FMR analyst or portfolio manager, subject to review by the President or General Counsel of FMR or the General Counsel of FMR Corp. A significant pattern of such non-routine proposals or other special circumstances should be referred to the Operations Committee or its designee.

II. Portfolio shares should generally be voted against anti-takeover proposals, including:

A. Fair Price Amendments, except those that consider only a two year price history and are not accompanied by other anti-takeover measures.

B. Classified Boards. FMR will generally vote in favor of proposals to declassify a board of directors. FMR will consider voting against such a proposal if the issuer's Articles of Incorporation or applicable statute includes a provision whereby a majority of directors may be removed at any time, with or without cause, by written consent, or other reasonable procedures, by a majority of shareholders entitled to vote for the election of directors.

C. Authorization of "Blank Check" Preferred Stock.

D. Golden Parachutes:

1. Accelerated options and/or employment contracts that will result in a lump sum payment of more than three times annual compensation (salary and bonus) in the event of termination.

2. Compensation contracts for outside directors.

3. Tin Parachutes that cover a group beyond officers and directors and permit employees to voluntarily terminate employment and receive payment.

4. Adoption of a Golden or Tin Parachute will result in our withholding authority in the concurrent or next following vote on the election of directors.

E. Supermajority Provisions.

F. Poison Pills:

1. Introduction of a Poison Pill without shareholder approval will result in FMR withholding authority in the concurrent or next following vote on the election of directors. In addition, extension of an existing Poison Pill or the adoption of a new Poison Pill without shareholder approval upon the expiration of an existing Pill will result in FMR withholding authority in the concurrent or next following vote on the election of directors.

2. FMR will consider not withholding its authority on the election of directors if (a) the board has adopted a Poison Pill with a sunset provision; (b) the Pill is linked to a business strategy that will result in greater value for the shareholders; (c) the term is less than 5 years; and (d) shareholder approval is required to reinstate the expired Pill. In addition, the Funds will consider not withholding authority on the election of directors if company management indicates that the board is willing to strongly consider seeking shareholder ratification of, or adding a sunset provision meeting the above conditions to, an existing Pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, the Funds would withhold their vote from the election of directors at that next meeting.

3. FMR will generally withhold authority on the election of directors if a company refuses, upon request by FMR, to amend a Poison Pill Plan to allow the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities. On a case-by-case basis, FMR may determine not to withhold authority on the election of directors if a company's Poison Pill Plan, although imposing an aggregate ownership position limit of less than 20%, in the judgment of FMR provides the funds with sufficient investment flexibility.

4. Portfolio shares will be voted for shareholder proposals requiring or recommending that shareholders be given an opportunity to vote on the adoption of poison pills.

5. If shareholders are requested to approve adoption of a Poison Pill plan, the Funds will, in general, consider voting in favor of the Poison Pill plan if: (a) the board has adopted a Poison Pill with a sunset provision; (b) the Pill is determined to be linked to a business strategy that will result in greater value for the shareholders; (c) the term is generally not longer than 5 years; (d) shareholder approval is required to reinstate an expired Pill; (e) the Pill contains a provision suspending its application, by shareholder referendum, in the event a potential acquirer announces a bona fide offer, made for all outstanding shares; and (f) the Pill allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities. On a case-by-case basis, FMR may determine to vote in favor of a company's Poison Pill Plan if the Plan, although imposing an aggregate ownership position limit of less than 20%, in the judgment of FMR provides the funds with sufficient investment flexibility.

G. Elimination of, or limitation on, shareholder rights (e.g., action by written consent, ability to call meetings, or remove directors).

H. Transfer of authority from shareholders to directors.

I. Reincorporation in another state (when accompanied by anti-takeover provisions).

III. Stock Option Plans

A. Stock Option plans should be evaluated on a case-by-case basis. Portfolio shares should generally be voted against Stock Option Plan adoptions or amendments to authorize additional shares if:

1. The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other stock plans, is greater than 10%. However, for companies with a smaller market capitalization, the dilution effect may not be greater than 15%. If the plan fails this test, the dilution effect may be evaluated relative to any unusual factor involving the company.

2. The offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.

3. The Board may, without shareholder approval, (i) materially increase the benefits accruing to participants under the plan, (ii) materially increase the number of securities which may be issued under the plan, or (iii) materially modify the requirements for participation in the plan.

4. The granting of options to non-employee directors is subject to management discretion, the plan is administered by a compensation committee not comprised entirely of non-employee directors or the plan is administered by a board of directors not comprised of a majority of non-employee directors, versus non-discretionary grants specified by the plan's terms.

5. However, a modest number of shares may be available for grant to employees and non-employee directors without complying with Guidelines 2, 3 and 4 immediately above if such shares meet both of two conditions:

a. They are granted by a compensation committee composed entirely of independent directors.

b. They are limited to 5% (large capitalization company) and 10% (small capitalization company) of the shares authorized for grant under the plan.

6. The plan's terms allow repricing of underwater options, or the Board/Committee has repriced options outstanding under the plan in the past 2 years. However, option repricing may be acceptable if all of the following conditions, as specified by the plan's express terms, or board resolution, are met:

a. The repricing is authorized by a compensation committee composed entirely of independent directors to fulfill a legitimate corporate purpose such as retention of a key employee;

b. The repricing is rarely used and then only to maintain option value due to extreme circumstances beyond management's control; and

c. The repricing is limited to no more than 5% (large capitalization company) or 10% (small capitalization company) of the shares currently authorized for grant under the plan.

7. Furthermore, if a compensation committee composed entirely of independent directors determines that options need to be granted to employees other than the company's executive officers, that no shares are currently available for such options under the company's existing plans, and that such options need to be granted before the company's next shareholder meeting, then the company may reprice options in an amount not to exceed an additional 5% or 10%, as applicable, if such company seeks authorization of at least that amount at the very next shareholders' meeting.

8. For purposes of this Guideline III, a large capitalization company generally means a company in the Russell 1000; the small capitalization company category generally includes all companies outside the Russell 1000.

B. FMR will generally withhold its authority on the election of directors if, within the last year and without shareholder approval, the company's board of directors or compensation committee has repriced outstanding options held by officers or directors which, together with all other options repriced under the same stock option plan (whether held by officers, directors or other employees) exceed 5% (for a large capitalization company) or 10% (for a small capitalization company) of the shares authorized for grant under the plan.

C. Proposals to reprice outstanding stock options should be evaluated on a case-by-case basis. FMR will consider supporting a management proposal to reprice outstanding options based upon whether the proposed repricing is consistent with the interests of shareholders, taking into account such factors as:

1. Whether the repricing proposal excludes senior management and directors;

2. Whether the options proposed to be repriced exceeded FMR's dilution thresholds when initially granted;

3. Whether the repricing proposal is value neutral to shareholders based upon an acceptable options pricing model;

4. The company's relative performance compared to other companies within the relevant industry or industries;

5. Economic and other conditions affecting the relevant industry or industries in which the company competes and;

6. Any other facts or circumstances relevant to determining whether a repricing proposal is consistent with the interests of shareholders.

IV. Restricted Stock Awards ("RSA") should be evaluated on a case-by-case basis. Portfolio shares should generally be voted against RSA adoptions or amendments to authorize additional shares if:

A. The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other stock plans, is greater than 10%. However, for companies with a smaller market capitalization, the dilution effect may not be greater than 15%. If the plan fails this test, the dilution effect may be evaluated relative to any unusual factor involving the company.

B. The Board may materially alter the RSA without shareholder approval, including a provision that allows the Board to lapse or waive restrictions at its discretion.

C. The granting of RSAs to non-employee directors is subject to management discretion, versus non-discretionary grants specified by the plan's terms.

D. The restriction period is less than 3 years. RSAs with a restriction period of less than 3 years but at least 1 year are acceptable if the RSA is performance based.

E. However, a modest number of shares may be available for grant to employees and non-employee directors without complying with Guidelines B, C and D immediately above if such shares meet both of two conditions:

1. They are granted by a compensation committee composed entirely of independent directors.

2. They are limited to 5% (large capitalization company) and 10% (small capitalization company) of the shares authorized for grant under the plan.

F. For purposes of this Guideline IV, a large capitalization company generally means a company in the Russell 1000; the small capitalization company category generally includes all companies outside the Russell 1000.

 G. Proposals to grant restricted stock in exchange for options should be evaluated on a case-by-case basis. FMR will consider supporting a management proposal to grant restricted stock awards in exchange for options based upon whether the proposed exchange is consistent with the interests of shareholders, taking into account such factors as:

 1. Whether the restricted stock award exchange proposal excludes senior management and directors;

 2. Whether the options proposed to be exchanged exceeded FMR's dilution thresholds when initially granted;

 3. Whether the restricted stock award exchange proposal is value neutral to shareholders based upon an acceptable stock award pricing model;

 4. The company's relative performance compared to other companies within the relevant industry or industries;

 5. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

 6. Any other facts or circumstances relevant to determining whether a restricted stock award exchange proposal is consistent with the interests of shareholders.

V. Other Stock-Related Plans should be evaluated on a case-by-case basis:

A. Omnibus Stock Plans - vote against entire plan if one or more component violates any of the criteria in parts III or IV above, except if the component is de minimus. In the case of an omnibus stock plan, the 5% and 10% limits in Guidelines III and IV will be measured against the total number of shares under all components of such plan.

B. Employee Stock Purchase Plans - vote against if the plan violates any of the criteria in parts III and IV above, except that the minimum stock purchase price may be equal to or greater than 85% of the stock's fair market value if the plan constitutes a reasonable effort to encourage broad based participation in the company's equity. In the case of non-U.S. company stock purchase plans, the minimum stock purchase price may be equal to the prevailing "best practices," as articulated by the research or recommendations of the relevant proxy research or corporate governance services, provided that the minimum stock purchase price must be at least 75% of the stock's fair market value.

C. Stock Awards (other than stock options and RSAs) - generally vote against unless they are identified as being granted to officers/directors in lieu of salary or cash bonus, subject to number of shares being reasonable.

VI. Unusual Increases in Common Stock:

A. An increase of up to 3 times outstanding and scheduled to be issued, including stock options, is acceptable; any increase in excess of 3 times would be voted against except in the case of real estate investment trusts, where an increase of 5 times is, in general, acceptable.

B. Measured as follows: requested increased authorization plus stock authorized to be issued under Poison Pill divided by current stock outstanding plus any stock scheduled to be issued (not including Poison Pill authority). (If the result is greater than 3, Portfolio shares should be voted against.)

VII. Portfolio shares should, in general, be voted against the introduction of new classes of Stock with Differential Voting Rights.

VIII. With regard to Cumulative Voting Rights, Portfolio shares should be voted in favor of introduction or against elimination on a case-by-case basis where this is determined to enhance Portfolio interests as minority shareholders.

IX. Greenmail - Portfolio shares should be voted for anti-greenmail proposals so long as they are not part of anti-takeover provisions.

X. Portfolio shares should be voted in favor of charter by-law amendments expanding the Indemnification of Directors and/or limiting their liability for Breaches of Care.

A. Portfolio shares should be voted against such proposals if FMR is otherwise dissatisfied with the performance of management or the proposal is accompanied by anti-takeover measures.

XI. Portfolio shares should be voted in favor of proposals to adopt Confidential Voting and Independent Vote Tabulation practices.

XII. Portfolio shares should be voted in favor of proposed amendments to a company's certificate of incorporation or by-laws that enable the company to Opt Out of the Control Shares Acquisition Statutes.

XIII. Employee Stock Ownership Plans ("ESOPs") should be evaluated on a case-by-case basis. Portfolio shares should usually be voted for non-leveraged ESOPs. For leveraged ESOPs, FMR may examine the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. FMR may also examine where the ESOP shares are purchased and the dilution effect of the purchase. Portfolio shares should be voted against leveraged ESOPs if all outstanding loans are due immediately upon change in control.

XIV. Voting of shares in securities of any U.S. banking organization shall be conducted in a manner consistent with conditions that may be specified by the Federal Reserve Board for a determination under federal banking law that no Fund or group of Funds has acquired control of such banking organization.

XV. Avoidance of Potential Conflicts of Interest

Voting of shares shall be conducted in a manner consistent with the best interests of mutual fund shareholders as follows: (i) securities of a portfolio company shall be voted solely in a manner consistent with the Proxy Voting Guidelines; and (ii) voting shall be done without regard to any other Fidelity Companies' relationship, business or otherwise, with that portfolio company.

FMR applies the following policies and follows the procedures set forth below:

A. FMR has placed responsibility for the Funds' proxy voting in the FMR Legal Department.

B. The FMR Legal Department votes proxies according to the Proxy Voting Guidelines that are approved by the Funds' Board of Trustees.

C. The FMR Legal Department consults with the appropriate analysts or portfolio managers regarding the voting decisions of non-routine proposals that are not addressed by the Proxy Voting Guidelines. Each of the President or General Counsel of FMR or the General Counsel of FMR Corp is authorized to take a final decision.

D. When a Fidelity Fund invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F) or (G) of the Investment Company Act of 1940, as amended, or to the extent disclosed in the Fund's registrations statement, FMR will use pass through voting or echo voting procedures.

XVI. Executive Compensation

FMR will consider withholding authority for the election of directors and voting against management proposals on stock-based compensation plans or other compensation plans based on whether the proposals are consistent with the interests of shareholders, taking into account such factors as: (i) whether the company has an independent compensation committee; and (ii) whether the compensation committee has authority to engage independent compensation consultants.

XVII. Portfolio shares should generally be voted against shareholder proposals calling for or recommending the appointment of an independent chairperson. However, FMR will consider supporting such proposals in limited cases if, based upon particular facts and circumstances, appointment of an independent chairperson appears likely to further the interests of shareholders and to promote effective oversight of management by the board of directors.

XVIII. Auditors

 A. Portfolio shares should generally be voted against shareholder proposals calling for or recommending periodic rotation of a portfolio company's auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company's board of directors and audit committee appear to have clearly failed to exercise reasonable business judgment in the selection of the company's auditor.

 B. Portfolio shares should generally be voted against shareholder proposals calling for or recommending the prohibition or limitation of the performance of non-audit services by a portfolio company's auditor. Portfolio shares should also generally be voted against shareholder proposals calling for or recommending removal of a company's auditor due to, among other reasons, the performance of non-audit work by the auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company's board of directors and audit committee appear to have clearly failed to exercise reasonable business judgment in the oversight of the performance of the auditor of audit or non-audit services for the company.

XIX. Incorporation or Reincorporation in Another State or Country

Portfolio shares should generally be voted against shareholder proposals calling for or recommending that a portfolio company reincorporate in the United States and voted in favor of management proposals to reincorporate in a jurisdiction outside the United States if (i) it is lawful under United States, state and other applicable law for the company to be incorporated under the laws of the relevant foreign jurisdiction and to conduct its business and (ii) reincorporating or maintaining a domicile in the United States would likely give rise to adverse tax or other economic consequences detrimental to the interests of the company and its shareholders. However, FMR will consider supporting such shareholder proposals and opposing such management proposals in limited cases if, based upon particular facts and circumstances, reincorporating in or maintaining a domicile in the relevant foreign jurisdiction gives rise to significant risks or other potential adverse consequences that appear reasonably likely to be detrimental to the interests of the company or its shareholders.

To view a fund's proxy voting record for the most recent 12-month period ended June 30, if applicable, visit www.fidelity.com/proxyvotingresults or visit the SEC's web site at www.sec.gov.

DISTRIBUTION SERVICES

Each fund has entered into a distribution agreement with FDC, an affiliate of FMR. The principal business address of FDC is 82 Devonshire Street, Boston, Massachusetts 02109. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the funds, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

The Trustees have approved Distribution and Service Plans on behalf of each (the Plans) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plans, as approved by the Trustees, allow the funds and FMR to incur certain expenses that might be considered to constitute indirect payment by the funds of distribution expenses.

Under each Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. Each Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of fund shares and/or shareholder support services. In addition, each Plan provides that FMR, directly or through FDC, may pay significant amounts to intermediaries, such as banks, broker-dealers, and other service-providers, that provide those services. Currently, the Board of Trustees has authorized such payments for Massachusetts Municipal Money Market, Spartan Massachusetts Municipal Money Market, and Spartan Massachusetts Municipal Income shares.

Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that the Plan does not authorize payments by the fund other than those made to FMR under its management contract with the fund. To the extent that each Plan gives FMR and FDC greater flexibility in connection with the distribution of fund shares, additional sales of fund shares or stabilization of cash flows may result. Furthermore, certain shareholder support services may be provided more effectively under the Plans by local entities with whom shareholders have other relationships.

Each fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plans. No preference for the instruments of such depository institutions will be shown in the selection of investments.

FDC may compensate intermediaries that satisfy certain criteria established from time to time by FDC relating to the level or type of services provided by the intermediary, the sale or expected sale of significant amounts of shares, or other factors.

TRANSFER AND SERVICE AGENT AGREEMENTS

Each fund has entered into a transfer agent agreement with Citibank, N.A. (Citibank), which is located at 111 Wall Street, New York, New York. Under the terms of the agreements, Citibank provides transfer agency, dividend disbursing, and shareholder services for each fund. Citibank in turn has entered into sub-transfer agent agreements with Fidelity Service Company, Inc. (FSC), an affiliate of FMR, which is located at 82 Devonshire Street, Boston, Massachusetts 02109. Under the terms of the sub-agreements, FSC performs all processing activities associated with providing these services for each fund and receives all related transfer agency fees paid to Citibank.

For providing transfer agency services, FSC receives a position fee and an asset-based fee each paid monthly with respect to each position in a fund. For retail accounts, these fees are based on fund type. For certain institutional accounts, these fees are based on size of position and fund type. For institutional retirement accounts, these fees are based on account type and fund type. The position fees are subject to increase based on postage rate changes.

FSC also collects fees charged in connection with providing certain types of services such as exchanges, closing out fund balances, maintaining fund positions with low balances, checkwriting, wire transactions, and providing historical account research.

In addition, Citibank receives the pro rata portion of the transfer agency fees applicable to shareholder accounts in a qualified tuition program (QTP), as defined under the Small Business Job Protection Act of 1996, managed by FMR or an affiliate and in each Fidelity Freedom Fund and Fidelity Four-in-One Index Fund, funds of funds managed by an FMR affiliate, according to the percentage of the QTP's, Freedom Fund's, or Fidelity Four-in-One Index Fund's assets that is invested in a fund, subject to certain limitations in the case of Fidelity Four-in-One Index Fund.

FSC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FSC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.

Each fund has also entered into a service agent agreement with Citibank. Under the terms of the agreements, Citibank provides pricing and bookkeeping services for each fund. Citibank in turn has entered into sub-service agent agreements with FSC. Under the terms of the sub-agreements, FSC performs all processing activities associated with providing these services, including calculating the NAV and dividends for each fund and maintaining each fund's portfolio and general accounting records, and receives all related pricing and bookkeeping fees paid to Citibank.

For providing pricing and bookkeeping services, FSC receives a monthly fee based on each fund's average daily net assets throughout the month.

The annual rates for pricing and bookkeeping services for the tax-free domestic fixed-income funds are 0.0250% of the first $500 million of average net assets, 0.0150% of average net assets between $500 million and $3.5 billion, 0.0040% of average net assets between $3.5 billion and $25 billion, and 0.00180% of average net assets in excess of $25 billion. The fee is limited to a minimum of $30,000 per year.

The annual reates for pricing and bookkeeping services for Massachusetts Municipal Money Market are 0.0150% of the first $500 million of average net assets, 0.0075% of average net assets between $500 million and $10 billion, 0.0040% of average net assets between $10 billion and $25 billion, and 0.00180% of average net assets in excess of $25 billion. The fee is limited to a minimum of $20,000 per year.

Pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid by Massachusetts Municipal Money Market and Spartan Massachusetts Municipal Income to FSC for the past three fiscal years are shown in the following table.

Fund	2005	2004	2003
MA Municipal Money Market	$ 	$ 	$
Spartan MA Municipal Income	$ 	$ 	$

For Spartan Massachusetts Municipal Money Market, FMR bears the cost of transfer agency, dividend disbursing, and shareholder services and pricing and bookkeeping services under the terms of its management contract with the fund.

DESCRIPTION OF THE TRUST

Trust Organization. Fidelity Massachusetts Municipal Money Market Fund, Spartan Massachusetts Municipal Money Market Fund, and Spartan Massachusetts Municipal Income Fund are funds of Fidelity Massachusetts Municipal Trust, an open-end management investment company created under an initial declaration of trust dated December 14, 1981. Currently, there are three funds offered in Fidelity Massachusetts Municipal Trust: Massachusetts Municipal Money Market Fund, Spartan Massachusetts Municipal Money Market Fund, and Spartan Massachusetts Municipal Income Fund. The Trustees are permitted to create additional funds in the trust and to create additional classes of the funds.

The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in the trust shall be charged with the liabilities and expenses attributable to such fund. Any general expenses of the respective trust shall be allocated between or among any one or more of the funds.

Shareholder Liability. The trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust.

The Declaration of Trust contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust or fund. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. The Declaration of Trust further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.

The Declaration of Trust provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.

Voting Rights. Each fund's capital consists of shares of beneficial interest. As a shareholder, you are entitled to one vote for each dollar of net asset value you own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.

The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.

[The trust or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. Generally, the merger of the trust or a fund or a class with another operating mutual fund or the sale of all or a portion of the assets of the trust or a fund or a class to another operating mutual fund requires approval by a vote of shareholders of the trust or the fund or the class. The Trustees may, however, reorganize or terminate the trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.]

[The trust or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. The Trustees may reorganize, terminate, merge, or sell all or a portion of the assets of the trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.]

Custodian. Citibank, N.A., 111 Wall Street, New York, New York, is custodian of the assets of the funds. The custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies.

FMR, its officers and directors, its affiliated companies, Members of the Advisory Board, and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

Independent Registered Public Accounting Firm. [____________], [________________], independent registered public accounting firm, examines financial statements for the funds and provides other audit, tax, and related services.

FINANCIAL STATEMENTS

Each fund's financial statements and financial highlights for the fiscal January 31, 2005 respectively, and report of the independent registered public accounting firm, are included in the fund's annual report and are incorporated herein by reference.

FUND HOLDINGS INFORMATION

Generally, each fund views holdings information as sensitive and limits the dissemination of material non-public holdings information to circumstances in accordance with Board of Trustees-approved guidelines.

1. Each fund will provide a full list of its holdings as of the end of the fund's fiscal quarter on www.fidelity.com (Research) 60 days after its fiscal quarter-end. Each money market fund's monthly holdings are also available monthly, 15 days or more after month-end by calling Fidelity at 1-800-544-8544.

2. Each fund will provide material non-public holdings information to third-parties that, i) calculate information derived from holdings either for use by FMR or by firms that supply their analyses of holdings (but not the holdings themselves) to their clients (including sponsors of retirement plans or their consultants), and ii) enter into agreements that specify that (a) holdings information will be kept confidential, (b) that no employee shall use the information for their personal benefit, (c) in which the firms certify their information security policies and procedures, and (d) which limit the nature and type of information that may be disclosed to third-parties.

3. Except as discussed below, each fund may provide to ratings and rankings organizations the same information at the same time it is filed with the SEC or one day after the information is provided on Fidelity's web site.

The information referenced in (1) above, will be available on the web site until updated for the next applicable period.

The entities that may receive the information described in (3) above are: Factset (full holdings daily, on the next day); iMoneynet (aggregate holdings weekly, one day after the end of the week); Kynex (full holdings weekly, one day after the end of the week); Vestek (full holdings, as of the end of the calendar quarter, 15 days after the calendar quarter-end); Standard & Poor's (full holdings weekly, six days after the end of the week); Moody's Investor Services (full holdings weekly, six days after the end of the week); and Wall Street Concepts (REMIC securities quarterly, 15 days after calendar quarter-end).

In addition, material non-public holdings information may be provided as part of the normal investment activities of each fund to: auditors; the custodian; broker-dealers in connection with the purchase or sale of fund securities or requests for price quotations or bids on one or more securities; counsel to the funds or the non-interested trustees; regulatory authorities; stock exchanges and other listing organizations; and parties to litigation. The entities to whom each fund voluntarily provides holdings information, either by explicit agreement or by virtue of their respective duties to each fund, are required to maintain the confidentiality of the information disclosed.

A fund may also disclose to an issuer the number of shares of the issuer (or percentage of outstanding shares) held by the fund.

As authorized by the Board of Trustees, FMR's Disclosure Policy Committee, has established and administers guidelines found by the Board to be in the best interests of shareholders concerning the dissemination of fund holdings information, and resolution of conflicts of interest in connection with such disclosure, if any. The Disclosure Policy Committee reviews and decides on each information request and, if granted, how and by whom that information will be disseminated. The Disclosure Policy Committee reports to the Board of Trustees periodically. Any modifications to the guidelines require prior Board approval.

FMR will not enter into any arrangements with third-parties from which it would derive any monetary benefit for the disclosure of material non-public holdings information. If, in the future, FMR desired to make such an arrangement, it would seek Board approval and any such arrangements would be disclosed in the funds' SAI.

There is no assurance that the funds' policies on holdings information will protect the funds from the potential misuse of holdings by individuals or firms in possession of that information.

APPENDIX

Fidelity, Spartan, Fidelity Investments & (Pyramid) Design, and Magellan are registered trademarks of FMR Corp.

The third party marks appearing above are the marks of their respective owners.

Fidelity Massachusetts Municipal Trust
Post-Effective Amendment No. 44

PART C. OTHER INFORMATION

Item 22. Exhibits

(a) Amended and Restated Declaration of Trust, dated January 16, 2002, is incorporated herein by reference to Exhibit (a) of Post-Effective Amendment No. 41.

(b) Bylaws of the Trust, as amended and dated June 17, 2004, are incorporated herein by reference to Exhibit (b) of Fidelity Summer Street Trust's (File No. 002-58542) Post-Effective Amendment No. 63.

(c) Not applicable.

(d) (1) Management Contract between Fidelity Massachusetts Municipal Trust on behalf of Fidelity Massachusetts Municipal Money Market Fund and Fidelity Management & Research Company, dated February 1, 2000, is incorporated herein by reference to Exhibit (d)(1) of Post-Effective Amendment No. 39.

(2) Management Contract between Fidelity Massachusetts Municipal Trust on behalf of Spartan Massachusetts Municipal Income Fund and Fidelity Management & Research Company, dated February 1, 2000, is incorporated herein by reference to Exhibit (d)(2) of Post-Effective Amendment No. 39.

(3) Management Contract between Fidelity Massachusetts Municipal Trust on behalf of Spartan Massachusetts Municipal Money Market Fund and Fidelity Management & Research Company, dated February 1, 2000, is incorporated herein by reference to Exhibit (d)(3) of Post-Effective Amendment No. 39.

(4) Sub-Advisory Agreement between FMR Texas Inc. (currently Fidelity Investments Money Management, Inc.) and FMR on behalf of Fidelity Massachusetts Tax-Free Money Market Portfolio (currently Fidelity Massachusetts Municipal Money Market Fund), dated August 1, 1989, is incorporated herein by reference to Exhibit 5(d) of Post-Effective Amendment No. 29.

(5) Sub-Advisory Agreement between FMR Texas Inc. (currently Fidelity Investments Money Management, Inc.) and FMR on behalf of Spartan Massachusetts Municipal Money Market Portfolio (currently Spartan Massachusetts Municipal Money Market Fund), dated February 14, 1991, is incorporated herein by reference to Exhibit 5(e) of Post-Effective Amendment No. 29.

(6) Sub-Advisory Agreement between Fidelity Investments Money Management, Inc. and FMR on behalf of Spartan Massachusetts Municipal Income Fund, dated January 1, 1999, is incorporated herein by reference to Exhibit (d)(6) of Post-Effective Amendment No. 36.

(7) Master International Fixed-Income Research Agreement, dated October 1, 2003, between Fidelity Investments Money Management, Inc. and Fidelity International Investment Advisors, on behalf of the Registrant is incorporated herein by reference to Exhibit (d)(33) of Fidelity Charles Street Trust's (File No. 2-73133) Post-Effective Amendment No. 74.

(8) Schedule A, dated October 1, 2003, to the Master International Fixed-Income Research Agreement, dated October 1, 2003, between Fidelity Investments Money Management, Inc. and Fidelity International Investment Advisors, on behalf of the Registrant is incorporated herein by reference to Exhibit (d)(14) of Colchester Street Trust's (File No. 002-74808) Post-Effective Amendment No. 47.

(9) Fixed-Income Sub-Research Agreement, dated October 1, 2003, between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited, on behalf of the Registrant is incorporated herein by reference to Exhibit (d)(35) of Fidelity Charles Street Trust's (File No. 2-73133) Post-Effective Amendment No. 74.

(10) Schedule A, dated October 1, 2003, to the Fixed-Income Sub-Research Agreement, dated October 1, 2003, between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited, on behalf of the Registrant is incorporated herein by reference to Exhibit (d)(16) of Colchester Street Trust's (File No. 002-74808) Post-Effective Amendment No. 47.

(e) (1) General Distribution Agreement between the Registrant on behalf of Fidelity Massachusetts Tax-Free Money Market Portfolio (currently Fidelity Massachusetts Municipal Money Market Fund) and Fidelity Distributors Corporation, dated April 1, 1987, is incorporated herein by reference to Exhibit 6(a) of Post-Effective Amendment No. 29.

(2) General Distribution Agreement between the Registrant on behalf of Fidelity Massachusetts Tax-Free High Yield Portfolio (currently Spartan Massachusetts Municipal Income Fund) and Fidelity Distributors Corporation, dated April 1, 1987, is incorporated herein by reference to Exhibit 6(b) of Post-Effective Amendment No. 29.

(3) Amendment, dated January 1, 1988, to the General Distribution Agreement between Fidelity Massachusetts Tax-Free Money Market Portfolio (currently Fidelity Massachusetts Municipal Money Market Fund) and Fidelity Massachusetts Tax-Free High Yield Portfolio (currently Spartan Massachusetts Municipal Income Fund) and Fidelity Distributors Corporation, is incorporated herein by reference to Exhibit 6(b) of Fidelity Select Portfolios' (File No. 2-69972) Post-Effective Amendment No. 51.

(4) General Distribution Agreement, between the Registrant on behalf of Spartan Massachusetts Municipal Money Market Portfolio (currently Spartan Massachusetts Municipal Money Market Fund) and Fidelity Distributors Corporation, dated February 14, 1991, is incorporated herein by reference to Exhibit 6(e) of Post-Effective Amendment No. 29.

(5) Amendment, dated May 10, 1994, to the General Distribution Agreement between Spartan Massachusetts Municipal Money Market Portfolio (currently Spartan Massachusetts Municipal Money Market Fund) and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit 6(g) of Fidelity Select Portfolios' (File No. 2-69972) Post-Effective Amendment No. 50.

(6) Amendments, dated March 14, 1996 and July 15, 1996, to the General Distribution Agreement between Fidelity Massachusetts Municipal Money Market Fund, Fidelity Massachusetts Municipal Income Fund (currently Spartan Massachusetts Municipal Income Fund), and Spartan Massachusetts Municipal Money Market Fund, and Fidelity Distributors Corporation, are incorporated herein by reference to Exhibit 6(a) of Fidelity Court Street Trust's (File No. 2-58774) Post-Effective Amendment No. 61.

(f) The Fee Deferral Plan for Non-Interested Person Directors and Trustees of the Fidelity Funds, effective as of September 15, 1995 and amended through January 1, 2000, is incorporated herein by reference to Exhibit (f)(1) of Post-Effective Amendment No. 39.

(g) (1) Custodian Agreement, and Appendix C, dated July 1, 2001, between Citibank, N.A. and the Registrant are incorporated herein by reference to Exhibit (g)(9) of Fidelity Securities Fund's (File No. 2-93601) Post-Effective Amendment No. 49.

(2) Appendix A, dated October 20, 2004, to the Custodian Agreement, dated July 1, 2001, between Citibank, N.A. and the Registrant is incorporated herein by reference to Exhibit (g)(6) of Fidelity Financial Trust's (File No. 002-79910) Post-Effective Amendment No. 42.

(3) Appendix B dated August 24, 2004, to the Custodian Agreement, dated July 1, 2001, between Citibank, N.A. and the Registrant is incorporated herein by reference to Exhibit (g)(3) of Fidelity Union Street Trust II's (File No. 033-43757) Post-Effective Amendment No. 28.

(4) Appendix D, dated June 1, 2004, to the Custodian Agreement, dated July 1, 2001, between Citibank, N.A. and the Registrant is incorporated herein by reference to Exhibit (g)(8) of Fidelity Revere Street Trust's (File No. 811-07807) Amendment No. 20.

(h) Not applicable.

(i) Not applicable.

(j) To be filed by subsequent amendment.

(k) Not applicable.

(l) Not applicable.

(m) (1) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Massachusetts Municipal Money Market Fund is incorporated herein by reference to Exhibit (m)(1) of Post-Effective Amendment No. 40.

(2) Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Massachusetts Municipal Income Fund is incorporated herein by reference to Exhibit (m)(2) of Post-Effective Amendment No. 40.

(3) Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Massachusetts Municipal Money Market Fund is incorporated herein by reference to Exhibit (m)(3) of Post-Effective Amendment No. 40.

(n) Not applicable.

(p) (1) Code of Ethics, dated February 1, 2004, adopted by each fund and Fidelity Management & Research Company, Fidelity Investments Money Management, Inc., and Fidelity Distributors Corporation pursuant to Rule 17j-1 is incorporated herein by reference to Exhibit (p)(1) of Fidelity Money Market Trust's (File No. 811-02861) Post-Effective Amendment No. 67.

(2) Code of Ethics, dated January 1, 2004, adopted by Fidelity International Limited (FIL), Fidelity International Investment Advisors, and Fidelity International Investment Advisors (U.K.) Limited pursuant to Rule 17j-1 is incorporated herein by reference to Exhibit (p)(2) of Fidelity Money Market Trust's (File No. 811-02861) Post-Effective Amendment No. 67.

Item 23. Trusts Controlled by or under Common Control with this Trust

The Board of Trustees of the Trust is the same as the board of other Fidelity funds, each of which has Fidelity Management & Research Company, or an affiliate, as its investment adviser. In addition, the officers of the Trust are substantially identical to those of the other Fidelity funds. Nonetheless, the Trust takes the position that it is not under common control with other Fidelity funds because the power residing in the respective boards and officers arises as the result of an official position with the respective trusts.

Item 24. Indemnification

Article XI, Section 2 of the Declaration of Trust sets forth the reasonable and fair means for determining whether indemnification shall be provided to any past or present Trustee or officer. It states that the Trust shall indemnify any present or past trustee or officer to the fullest extent permitted by law against liability, and all expenses reasonably incurred by him or her in connection with any claim, action, suit or proceeding in which he or she is involved by virtue of his or her service as a trustee or officer and against any amount incurred in settlement thereof. Indemnification will not be provided to a person adjudged by a court or other adjudicatory body to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties (collectively, "disabling conduct"), or not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust. In the event of a settlement, no indemnification may be provided unless there has been a determination, as specified in the Declaration of Trust, that the officer or trustee did not engage in disabling conduct.

Pursuant to Section 11 of the Distribution Agreement, the Trust agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees incurred in connection therewith) arising by reason of any person acquiring any shares, based upon the ground that the registration statement, Prospectus, Statement of Additional Information, shareholder reports or other information filed or made public by the Trust (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, or any other statute or the common law. However, the Trust does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust by or on behalf of the Distributor. In no case is the indemnity of the Trust in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Issuer or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

Pursuant to the agreement by which Fidelity Service Company, Inc. ("FSC") is appointed sub-transfer agent, the Transfer Agent agrees to indemnify FSC for FSC's losses, claims, damages, liabilities and expenses (including reasonable counsel fees and expenses) (losses) to the extent that the Transfer Agent is entitled to and receives indemnification from the Fund for the same events. Under the Transfer Agency Agreement, the Trust agrees to indemnify and hold the Transfer Agent harmless against any losses, claims, damages, liabilities, or expenses (including reasonable counsel fees and expenses) resulting from:

(1) any claim, demand, action or suit brought by any person other than the Trust, including by a shareholder, which names the Transfer Agent and/or the Trust as a party and is not based on and does not result from the Transfer Agent's willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with the Transfer Agent's performance under the Transfer Agency Agreement; or

(2) any claim, demand, action or suit (except to the extent contributed to by the Transfer Agent's willful misfeasance, bad faith or negligence or reckless disregard of its duties) which results from the negligence of the Trust, or from the Transfer Agent's acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Trust, or as a result of the Transfer Agent's acting in reliance upon advice reasonably believed by the Transfer Agent to have been given by counsel for the Trust, or as a result of the Transfer Agent's acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.

Item 25. Business and Other Connections of Investment Advisers

(1) FIDELITY MANAGEMENT & RESEARCH COMPANY (FMR)

FMR serves as investment adviser to a number of other investment companies. The directors and officers of the Adviser have held, during the past two fiscal years, the following positions of a substantial nature.

Edward C. Johnson 3d

Chairman of the Board and Director of Fidelity Management & Research Company (FMR), FMR Co., Inc. (FMRC), Fidelity Management & Research (Far East) Inc. (FMR Far East), and Fidelity Investments Money Management, Inc. (FIMM); Chief Executive Officer, Chairman of the Board, and Director of FMR Corp.; Trustee of funds advised by FMR.

Abigail P. Johnson	President and Director of FMR, FMRC, and FIMM; Senior Vice President and Trustee of funds advised by FMR; Director of FMR Corp.

Thomas Allen	Vice President of FMR, FMRC, and a fund advised by FMR.

Paul Antico	Vice President of FMR, FMRC, and a fund advised by FMR.

Ramin Arani	Vice President of FMR, FMRC, and a fund advised by FMR.

John Avery	Vice President of FMR, FMRC, and a fund advised by FMR.

David Bagnani	Vice President of FMR and FMRC (2004).

Robert Bertelson	Vice President of FMR, FMRC, and a fund advised by FMR.

Stephen Binder	Vice President of FMR, FMRC and a fund advised by FMR.

William Bower	Vice President of FMR, FMRC, and funds advised by FMR.

Philip L. Bullen

Senior Vice President of FMR and FMRC; Vice President of certain Equity funds advised by FMR; President and Director of FMR Far East and Fidelity Management & Research (U.K.) Inc. (FMR U.K.); Director of Strategic Advisers, Inc.

Steve Buller	Vice President of FMR, FMRC, and funds advised by FMR.

John J. Burke	Vice President of FMR (2004).
John H. Carlson	Senior Vice President of FMR and FMRC (2003); Vice President of funds advised by FMR; Previously served as Vice President of FMR and FMRC (2003).

James Catudal	Vice President of FMR, FMRC, and a fund advised by FMR.

Ren Y. Cheng	Vice President of FMR, FMRC, and funds advised by FMR.

C. Robert Chow	Vice President of FMR, FMRC, and a fund advised by FMR.

Dwight D. Churchill	Senior Vice President of FMR and FIMM and Vice President of Fixed-Income funds advised by FMR.

Timothy Cohen	Vice President of FMR, FMRC (2003), and a fund advised by FMR.

Katherine Collins	Senior Vice President of FMR and FMRC (2003); Previously served as Vice President of FMR and FMRC (2003).

Michael Connolly	Vice President of FMR and FMRC.

Matthew Conti	Vice President of FMR, FMRC (2003), and funds advised by FMR.

William Danoff	Senior Vice President of FMR, FMRC, and Vice President of funds advised by FMR.

Joseph Day	Vice President of FMR and FMRC (2003).

Scott E. DeSano	Senior Vice President of FMR and FMRC.

Penelope Dobkin	Vice President of FMR, FMRC, and a fund advised by FMR.

Julie Donovan	Vice President of FMR and FMRC (2003).

Walter C. Donovan	Senior Vice President of FMR and FMRC (2003); Previously served as Vice President of FMR and FMRC (2003).

Bettina Doulton	Senior Vice President of FMR and FMRC and Vice President of funds advised by FMR.

Stephen DuFour	Vice President of FMR, FMRC, and funds advised by FMR.
William Eigen	Vice President of FMR, FMRC, Strategic Advisers, Inc. (2004), and funds advised by FMR.
Michael Elizondo	Vice President of FMR and FMRC (2004).

Bahaa Fam	Vice President of FMR, FMRC, and funds advised by FMR.

Robert Scott Feldman	Vice President of FMR and FMRC (2003).

Richard B. Fentin	Senior Vice President of FMR and FMRC and Vice President of a fund advised by FMR.

Keith Ferguson	Vice President of FMR and FMRC (2003).

Karen Firestone	Vice President of FMR, FMRC, and funds advised by FMR.

Jay Freedman	Assistant Secretary of FMR, FMRC and Fidelity Distributors Corporation (FDC); Secretary of FMR U.K., FMR Far East, FIMM, Strategic Advisers, Inc., and FMR Corp.
Christopher J. Goudie	Vice President of FMR and FMRC (2004).

Bart A. Grenier	Senior Vice President of FMR and FMRC; Vice President of certain Equity and High Income funds advised by FMR; President and Director of Strategic Advisers, Inc.

Robert J. Haber	Senior Vice President of FMR and FMRC.

Richard C. Habermann	Senior Vice President of FMR and FMRC and Vice President of funds advised by FMR.

John F. Haley	Vice President of FMR and FMRC (2003).

Karen Hammond

Assistant Treasurer of FMR, FMRC, FMR U.K., FMR Far East, and FIMM (2003); Vice President of FMR U.K., FMR Far East, FIMM, and Strategic Advisers, Inc. (2003); Treasurer of Strategic Advisers, Inc. and FMR Corp. (2003).

Brian J. Hanson	Vice President of FMR and FMRC (2004).
James Harmon	Vice President of FMR, FMRC, and funds advised by FMR.

Lionel Harris	Previously served as Vice President of FMR and FMRC (2003).

Ian Hart	Vice President of FMR, FMRC and funds advised by FMR.

John Hebble	Vice President of FMR (2003).

Timothy Heffernan	Vice President of FMR and FMRC (2003).

Thomas Hense	Vice President of FMR and FMRC.

Cesar Hernandez	Vice President of FMR and FMRC.

Bruce T. Herring	Vice President of FMR and FMRC.

Adam Hetnarski	Vice President of FMR, FMRC, and funds advised by FMR.

Frederick D. Hoff, Jr.	Vice President of FMR, FMRC, and a fund advised by FMR.

Brian Hogan	Vice President of FMR and FMRC.

Michael T. Jenkins	Vice President of FMR and FMRC (2004).
David B. Jones	Vice President of FMR.

Rajiv Kaul	Vice President of FMR, FMRC (2003), and funds advised by FMR.

Steven Kaye	Senior Vice President of FMR and FMRC and Vice President of a fund advised by FMR.
Jonathan Kelly	Vice President of FMR and FMRC (2003).
William Kennedy	Vice President of FMR, FMRC, and funds advised by FMR.

Francis V. Knox, Jr.	Vice President of FMR; Assistant Treasurer of funds advised by FMR.

Harry W. Lange	Vice President of FMR, FMRC, and funds advised by FMR.

Harley Lank	Vice President of FMR and FMRC.

Maxime Lemieux	Vice President of FMR, FMRC, and a fund advised by FMR.

Harris Leviton	Vice President of FMR, FMRC, and funds advised by FMR.

Douglas Lober	Vice President of FMR and FMRC (2003).

Peter S. Lynch	Vice Chairman and Director of FMR and FMRC and member of the Advisory Board of funds advised by FMR (2003). Previously served as Trustee of funds advised by FMR (2003).

James MacDonald	Senior Vice President of FMR.

Robert B. MacDonald	Previously served as Vice President of FMR and FMRC (2004); Vice President of Strategic Advisers, Inc. (2004).

Richard R. Mace	Senior Vice President of FMR and FMRC and Vice President of funds advised by FMR.

Charles A. Mangum	Vice President of FMR, FMRC, and funds advised by FMR.

Kevin McCarey	Vice President of FMR, FMRC, and funds advised by FMR.

Christine McConnell	Vice President of FMR, FMRC (2003), and funds advised by FMR.

John B. McDowell	Senior Vice President of FMR and FMRC and Vice President of certain Equity funds advised by FMR.

Neal P. Miller	Vice President of FMR, FMRC, and a fund advised by FMR.
Peter J. Millington	Vice President of FMR and FMRC (2004).

Jeffrey Mitchell	Vice President of FMR and FMRC (2003).

Eric M. Mollenhauer	Vice President of FMR and FMRC (2004).
Charles S. Morrison	Vice President of FMR and Bond funds advised by FMR; Senior Vice President of FIMM (2003); Previously served as Vice President of FIMM (2003).

David L. Murphy	Vice President of FMR and Money Market funds advised by FMR; Senior Vice President of FIMM (2003); Previously served as Vice President of FIMM (2003).

Mark Notkin	Vice President of FMR, FMRC, and funds advised by FMR.

Scott Offen	Vice President of FMR, FMRC (2003), and a fund advised by FMR.
Fatima Penrose	Vice President of FMR (2004).

Stephen Petersen	Senior Vice President of FMR and FMRC and Vice President of funds advised by FMR.
John R. Porter	Vice President of FMR and FMRC (2004).

Keith Quinton	Vice President of FMR and FMRC.

Alan Radlo	Vice President of FMR and FMRC.

Larry Rakers	Vice President of FMR and FMRC.
William R. Ralls	Vice President of FMR (2004).

Christine Reynolds	Vice President of FMR (2003); President and Treasurer of funds advised by FMR (2004); Anti-Money Laundering Officer (2004).

Kennedy Richardson	Vice President of FMR and FMRC.

Clare S. Richer	Senior Vice President of FMR.

Eric D. Roiter	Vice President, General Counsel, and Secretary of FMR and FMRC; Secretary of funds advised by FMR; Vice President and Secretary of FDC; Assistant Secretary of FMR U.K., FMR Far East, and FIMM.
Stephen Rosen	Vice President of FMR, FMRC (2004), and a fund advised by FMR.

Louis Salemy	Vice President of FMR, FMRC, and funds advised by FMR.

Lee H. Sandwen	Vice President of FMR and FMRC.

Peter Saperstone	Vice President of FMR, FMRC, and a fund advised by FMR.

Beso Sikharulidze	Vice President of FMR, FMRC, and a fund advised by FMR.

Carol A. Smith-Fachetti	Vice President of FMR and FMRC.

Steven J. Snider	Vice President of FMR, FMRC, and a fund advised by FMR.

Mark P. Snyderman	Vice President of FMR, FMRC (2004), and a fund advised by FMR.

Thomas T. Soviero	Vice President of FMR, FMRC, and a fund advised by FMR.

Robert E. Stansky	Senior Vice President of FMR and FMRC and Vice President of a fund advised by FMR.

Nicholas E. Steck	Vice President of FMR (2003); Compliance Officer of FMR U.K., FMR Far East, and FMR Corp.

Susan Sturdy	Assistant Secretary of FMR, FMRC, FMR U.K., FMR Far East, FIMM, Strategic Advisers, Inc., FDC, and FMR Corp.

Yolanda Taylor	Vice President of FMR and FMRC.

Victor Thay	Vice President of FMR, FMRC (2003), and a fund advised by FMR.

Joel C. Tillinghast	Senior Vice President of FMR, FMRC, and Vice President of a fund advised by FMR.
Matthew C. Torrey	Vice President of FMR and FMRC (2004).

Robert Tuckett	Vice President of FMR.

Jennifer Uhrig	Vice President of FMR, FMRC, and funds advised by FMR.

George A. Vanderheiden	Senior Vice President of FMR and FMRC.

Robert B. Von Rekowsky	Vice President of FMR and FMRC (2004).
J. Gregory Wass	Assistant Treasurer of FMR, FMRC, FMR U.K., FMR Far East, FIMM, Strategic Advisers, Inc., FDC and FMR Corp. (2003); Vice President, Taxation, of FMR Corp.

Jason Weiner	Vice President of FMR, FMRC, and funds advised by FMR.

Ellen Wilson	Previously served as Vice President of FMR (2004); Executive Vice President, Human Resources, of FMR Corp. (2004).

Steven S. Wymer	Vice President of FMR, FMRC, and a fund advised by FMR.

JS Wynant	Vice President of FMR and FMRC; Treasurer of FMR, FMRC, FMR U.K., FMR Far East, and FIMM.
Derek L. Young	Vice President of FMR and FMRC (2004).

(2) FIDELITY INVESTMENTS MONEY MANAGEMENT, INC. (FIMM)

FIMM provides investment advisory services to Fidelity Management & Research Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Edward C. Johnson 3d	Chairman of the Board and Director of FIMM, FMR, FMRC, and FMR Far East; Chief Executive Officer, Chairman of the Board and Director of FMR Corp.; Trustee of funds advised by FMR.

Abigail P. Johnson	President and Director of FIMM, FMR, and FMRC; Senior Vice President and Trustee of funds advised by FMR; Director of FMR Corp.

Dwight D. Churchill	Senior Vice President of FIMM and FMR and Vice President of Fixed-Income funds advised by FMR.

Jay Freedman	Secretary of FIMM, FMR U.K., FMR Far East, Strategic Advisers, Inc., and FMR Corp.; Assistant Secretary of FMR, FMRC, and FDC.

Stanley N. Griffith	Previously served as Assistant Secretary of FIMM, and Assistant Vice President of Fixed-Income funds advised by FMR (2003).

Karen Hammond

Assistant Treasurer of FIMM, FMR, FMRC, FMR U.K., and FMR Far East (2003); Vice President of FIMM, FMR U.K., FMR Far East, and Strategic Advisers, Inc. (2003); Treasurer of Strategic Advisers, Inc. and FMR Corp. (2003).

Charles S. Morrison	Senior Vice President of FIMM (2003); Vice President of FMR and Bond funds advised by FMR; Previously served as Vice President of FIMM (2003).

David L. Murphy	Senior Vice President of FIMM (2003); Vice President of FMR and Money Market funds advised by FMR; Previously served as Vice President of FIMM (2003).

Eric D. Roiter	Assistant Secretary of FIMM, FMR U.K., and FMR Far East; Vice President, General Counsel, and Secretary of FMR and FMRC; Secretary of funds advised by FMR; Vice President and Secretary of FDC.

Susan Sturdy	Assistant Secretary of FIMM, FMR, FMRC, FMR U.K., FMR Far East, Strategic Advisers, Inc., FDC, and FMR Corp.

J. Gregory Wass	Assistant Treasurer of FIMM, FMR, FMRC, FMR U.K., FMR Far East, Strategic Advisers, Inc., FDC and FMR Corp. (2003); Vice President, Taxation, of FMR Corp.

JS Wynant	Treasurer of FIMM, FMR, FMRC, FMR U. K., and FMR Far East; Vice President of FMR and FMRC.

(3) FIDELITY INTERNATIONAL INVESTMENT ADVISORS (FIIA)

The directors and officers of FIIA have held, during the past two fiscal years, the following positions of a substantial nature.

Simon Fraser

Director and President of FIIA; Director, Chairman of the Board, Chief Executive Officer of FMR U.K.; and Director and Chief Executive Officer of FIIA(U.K.)L; Previously served as Senior Vice President of FMR U.K. (2003).

Brett Goodin	Director of FIIA.

Michael Gordon	Director of FIIA (2002).

Simon M. Haslam	Director of FIIA and FIJ.

Matthew Heath	Previously served as Secretary of FIIA (2004).

David Holland	Director and Vice President of FIIA.

Frank Mutch	Director of FIIA.

David J. Saul	Director of FIIA.

Peter Phillips	Director of FIIA.

Rosalie Powell	Assistant Secretary of FIIA.

Graham Seed	Secretary of FIIA (2004).
Andrew Steward	Chief Financial Officer of FIIA; Director of FIIA(U.K.)L and FIGEST (2004).
Robert Stewart	Director of FIIA (2004).
Nigel White	Chief Compliance Officer of FIIA (2004).

(4) FIDELITY INTERNATIONAL INVESTMENT ADVISORS (U.K.) LIMITED (FIIA(U.K.)L)

The directors and officers of FIIA(U.K.)L have held, during the past two fiscal years, the following positions of a substantial nature.

Gareth Adams	Previously served as Director of FIIA(U.K.)L (2003).

Simon Fraser

Director and Chief Executive Officer of FIIA(U.K.)L; Director and President of FIIA; Director, Chairman of the Board, Chief Executive Officer of FMR U.K.; Previously served as Senior Vice President of FMR U.K. (2003).

Ian Jone	Chief Compliance Officer of FIIA(U.K.)L (2004).

Andrew Steward	Director of FIIA(U.K.)L and FIGEST (2004); Chief Financial Officer of FIIA.

Ann Stock	Director of FIIA(U.K.)L (2003).

Richard Wane	Director of FIIA(U.K.)L (2003).

Principal business addresses of the investment adviser, sub-advisers and affiliates.

Fidelity Management & Research Company (FMR)
One Federal Street
Boston, MA 02109

FMR Co., Inc. (FMRC)
One Federal Street
Boston, MA 02109

Fidelity Management & Research (U.K.) Inc. (FMR U.K.)
One Federal Street
Boston, MA 02109

Fidelity Management & Research (Far East) Inc. (FMR Far East)
One Federal Street
Boston, MA 02109

Fidelity Investments Money Management, Inc. (FIMM)
One Spartan Way
Merrimack, NH 03054

Fidelity International Investment Advisors (FIIA)
Pembroke Hall,
42 Crow Lane,
Pembroke HM19, Bermuda

Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L)
25 Cannon Street
London, England EC4M5TA

Fidelity Investments Japan Limited (FIJ)
Shiroyama JT Trust Tower
3-1, Toranomon 4-chome, Minato-ku,
Tokyo, Japan 105-6019

Fidelity Gestion (FIGEST)
Washington Plaza
29 rue de Berri
Paris, France 75008

Strategic Advisers, Inc.
82 Devonshire Street
Boston, MA 02109

FMR Corp.
82 Devonshire Street
Boston, MA 02109

Fidelity Distributors Corporation (FDC)
82 Devonshire Street
Boston, MA 02109

Item 26. Principal Underwriters

(a) Fidelity Distributors Corporation (FDC) acts as distributor for all funds advised by FMR or an affiliate.

(b)
Name and Principal	Positions and Offices	Positions and Offices
Business Address*	with Underwriter	with Fund
Jeffrey Carney	Director and President (2003)	None
Susan Boudrot	Chief Compliance Officer (2004)	None
Michael Dunn	Compliance Officer (2004)	None
Jay Freedman	Assistant Secretary	None
Jane Greene	Treasurer and Controller	None
Donald C. Holborn	Executive Vice President	None
William F. Loehning	Executive Vice President (2003)	None
Ellyn A. McColgan	Director	None
Eric Roiter	Vice President and Secretary	Secretary of funds advised by FMR
Susan Sturdy	Assistant Secretary	None
Erica Vaters	Compliance Officer	None
J. Gregory Wass	Assistant Treasurer	None

* 82 Devonshire Street, Boston, MA

(c) Not applicable.

Item 27. Location of Accounts and Records

All accounts, books, and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are maintained by Fidelity Management & Research Company, Fidelity Service Company, Inc. or Fidelity Investments Institutional Operations Company, Inc., 82 Devonshire Street, Boston, MA 02109, or the funds' custodian, Citibank, N.A., 111 Wall Street, New York, NY.

Item 28. Management Services

Not applicable.

Item 29. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 44 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 20th day of January 2005.

Fidelity Massachusetts Municipal Trust
	By	/s/Christine Reynolds
||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||		Christine Reynolds, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

(Signature)		(Title)	(Date)

/s/Christine Reynolds		President and Treasurer	January 20, 2005
Christine Reynolds		(Principal Executive Officer)

/s/Timothy F. Hayes		Chief Financial Officer	January 20, 2005
Timothy F. Hayes		(Principal Financial Officer)

/s/Edward C. Johnson 3d	(dagger)	Trustee	January 20, 2005
Edward C. Johnson 3d

/s/Abigail P. Johnson		Trustee	January 20, 2005
Abigail P. Johnson

/s/Laura B. Cronin	*	Trustee	January 20, 2005
Laura B. Cronin

/s/Robert M. Gates	*	Trustee	January 20, 2005
Robert M. Gates

/s/George H. Heilmeier	*	Trustee	January 20, 2005
George H. Heilmeier

/s/Marie L. Knowles	*	Trustee	January 20, 2005
Marie L. Knowles

/s/Ned C. Lautenbach	*	Trustee	January 20, 2005
Ned C. Lautenbach

/s/Marvin L. Mann	*	Trustee	January 20, 2005
Marvin L. Mann

/s/William O. McCoy	*	Trustee	January 20, 2005
William O. McCoy

/s/Robert L. Reynolds	*	Trustee	January 20, 2005
Robert L. Reynolds

/s/Cornelia M. Small	*	Trustee	January 20, 2005
Cornelia M. Small

/s/William S. Stavropoulos	*	Trustee	January 20, 2005
William S. Stavropoulos

* Signature affixed by Abigail P. Johnson, pursuant to a power of attorney dated June 14, 2001 and filed herewith.

* By: /s/Margery K. Neale
Margery K. Neale, pursuant to a power of attorney dated January 1, 2005 and filed herewith.

POWER OF ATTORNEY

I, the undersigned President and Director, Trustee, or General Partner, as the case may be, of the following investment companies:

Colchester Street Trust

Fidelity Aberdeen Street Trust

Fidelity Advisor Series I

Fidelity Advisor Series II

Fidelity Advisor Series III

Fidelity Advisor Series IV

Fidelity Advisor Series VI

Fidelity Advisor Series VII

Fidelity Advisor Series VIII

Fidelity Beacon Street Trust

Fidelity Boston Street Trust

Fidelity California Municipal Trust

Fidelity California Municipal Trust II

Fidelity Capital Trust

Fidelity Charles Street Trust

Fidelity Commonwealth Trust

Fidelity Concord Street Trust

Fidelity Congress Street Fund

Fidelity Contrafund

Fidelity Court Street Trust

Fidelity Court Street Trust II

Fidelity Covington Trust

Fidelity Destiny Portfolios

Fidelity Devonshire Trust

Fidelity Exchange Fund

Fidelity Financial Trust

Fidelity Fixed-Income Trust

Fidelity Garrison Street Trust

Fidelity Government Securities Fund

Fidelity Hastings Street Trust

Fidelity Hereford Street Trust

Fidelity Income Fund

Fidelity Institutional Tax-Exempt Cash Portfolios

Fidelity Investment Trust

Fidelity Magellan Fund

Fidelity Massachusetts Municipal Trust

Fidelity Money Market Trust

Fidelity Mt. Vernon Street Trust

Fidelity Municipal Trust

Fidelity Municipal Trust II

Fidelity New York Municipal Trust

Fidelity New York Municipal Trust II

Fidelity Oxford Street Trust

Fidelity Phillips Street Trust

Fidelity Puritan Trust

Fidelity Revere Street Trust

Fidelity School Street Trust

Fidelity Securities Fund

Fidelity Select Portfolios

Fidelity Summer Street Trust

Fidelity Trend Fund

Fidelity U.S. Investments-Bond Fund, L.P.

Fidelity U.S. Investments-Government Securities

Fund, L.P.

Fidelity Union Street Trust

Fidelity Union Street Trust II

Newbury Street Trust

Variable Insurance Products Fund

Variable Insurance Products Fund II

Variable Insurance Products Fund III

Variable Insurance Products Fund IV

in addition to any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as President and Director, Trustee, or General Partner (collectively, the "Funds"), hereby constitute and appoint Abigail P. Johnson my true and lawful attorney-in-fact, with full power of substitution, and with full power to said attorney-in-fact to sign for me and in my name in the appropriate capacity, all Registration Statements of the Funds on Form N-1A, Form N-8A, or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A, Form N-8A, or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and on my behalf in connection therewith as said attorney-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after June 15, 2001.

WITNESS my hand on the date set forth below.

/s/Edward C. Johnson 3d	June 14, 2001
Edward C. Johnson 3d

POWER OF ATTORNEY

We, the undersigned Directors, Trustees, or General Partners, as the case may be, of the following investment companies:

Colchester Street Trust

Fidelity Aberdeen Street Trust

Fidelity Advisor Series I

Fidelity Advisor Series II

Fidelity Advisor Series IV

Fidelity Advisor Series VII

Fidelity Advisor Series VIII

Fidelity Beacon Street Trust

Fidelity Boston Street Trust

Fidelity Boylston Street Trust

Fidelity California Municipal Trust

Fidelity California Municipal Trust II

Fidelity Capital Trust

Fidelity Charles Street Trust

Fidelity Commonwealth Trust

Fidelity Concord Street Trust

Fidelity Congress Street Fund

Fidelity Contrafund

Fidelity Court Street Trust

Fidelity Court Street Trust II

Fidelity Covington Trust

Fidelity Destiny Portfolios

Fidelity Devonshire Trust

Fidelity Exchange Fund

Fidelity Financial Trust

Fidelity Fixed-Income Trust

Fidelity Garrison Street Trust

Fidelity Hanover Street Trust

Fidelity Hastings Street Trust

Fidelity Hereford Street Trust

Fidelity Income Fund

Fidelity Investment Trust

Fidelity Magellan Fund

Fidelity Massachusetts Municipal Trust

Fidelity Money Market Trust

Fidelity Mt. Vernon Street Trust

Fidelity Municipal Trust

Fidelity Municipal Trust II

Fidelity New York Municipal Trust

Fidelity New York Municipal Trust II

Fidelity Oxford Street Trust

Fidelity Phillips Street Trust

Fidelity Puritan Trust

Fidelity Revere Street Trust

Fidelity School Street Trust

Fidelity Securities Fund

Fidelity Select Portfolios

Fidelity Summer Street Trust

Fidelity Trend Fund

Fidelity Union Street Trust

Fidelity Union Street Trust II

Newbury Street Trust

Variable Insurance Products Fund

Variable Insurance Products Fund II

Variable Insurance Products Fund III

Variable Insurance Products Fund IV

plus any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individuals serve as Directors, Trustees, or General Partners (collectively, the "Funds"), hereby revoke all previous powers of attorney we have given to sign and otherwise act in our names and behalf in matters involving the Funds and hereby constitute and appoint Barry P. Barbash, Maria Gattuso, Craig S. Tyle, Margery K. Neale and Karen H. McMillan, each of them singly, our true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for us and in our names in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in our names and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. We hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after January 1, 2005.

WITNESS our hands on this first day of January 2005.

/s/Laura B. Cronin	\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\	/s/Marvin L. Mann
Laura B. Cronin		Marvin L. Mann
/s/Dennis J. Dirks		/s/William O. McCoy
Dennis J. Dirks		William O. McCoy
/s/Robert M. Gates		/s/Robert L. Reynolds
Robert M. Gates		Robert L. Reynolds
/s/George H. Heilmeier		/s/Cornelia M. Small
George H. Heilmeier		Cornelia M. Small
/s/Abigail P. Johnson		/s/William S. Stavropoulos
Abigail P. Johnson		William S. Stavropoulos
/s/Marie L. Knowles		/s/Kenneth L. Wolfe
Marie L. Knowles		Kenneth L. Wolfe
/s/Ned C. Lautenbach
Ned C. Lautenbach